As filed with the Securities and Exchange Commission on April 24, 2009

File No. 333-73390

File No. 811-09337

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 12	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 31	☒

Columbus Life Insurance Company Separate Account 1

(Exact Name of Registrant)

Columbus Life Insurance Company

(Name of Depositor)

400 East Fourth Street

Cincinnati, Ohio 45202

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  1-800-677-9595

The Western and Southern Life Insurance Company

400 Broadway

Cincinnati, Ohio  45202

(Name of Guarantor)

Please send copies of all communications to:
DONALD J. WUEBBLING, ESQ.	MARK J. MAHONEY, ESQ.
Columbus Life Insurance Company	M.S. 32
400 East Fourth Street	400 Broadway
Cincinnati, Ohio 45202	Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☒  immediately upon filing pursuant to paragraph (b) of Rule 485

☐  on (date) pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  on                      pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

An Indefinite Amount of Interests in

Columbus Life Insurance Company Separate Account 1 under

Legacy Survivorship Variable Universal Life Policies

(Title of Securities Being Registered)

LEGACY SURVIVORSHIP VARIABLE UNIVERSAL LIFE

Columbus Life Insurance Company	Prospectus
Separate Account 1	May 1, 2009

This prospectus describes the Legacy Survivorship Variable Universal Life flexible premium insurance policies and the investment options available to policy owners. It contains information you should know before purchasing a policy and selecting investment options. Please read this prospectus carefully and keep it for future reference.

Columbus Life Insurance Company issues the policies.

The policies may not be available in all states.  In addition, policy provisions may vary slightly from state to state according to state law.  Please read your policy carefully when you receive it. This prospectus is not part of the insurance policy. The insurance policy will be our contract with you.

The description of benefits in this prospectus depends on the policy being in force.  It is your responsibility to pay enough premiums to keep the policy in force.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the policies or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This policy is not a deposit or obligation of any bank. No bank has guaranteed or endorsed the policy. The policy is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, the National Credit Union Share Insurance Fund or any other government agency.

Investments in variable life insurance policies involve investment risk, including possible loss of principal and earnings.

The policy is a flexible premium survivorship variable universal life insurance policy.  The amount or duration of the death benefit may be variable or fixed under specified conditions and may increase or decrease.  The cash value of the policy may increase or decrease in accordance with the experience of the separate account.  You could lose your entire investment, depending on the performance of the investment options.  If this occurs and a no-lapse guarantee is not in effect, there could be no death benefit absent additional payments made to keep the policy in force. (MA)

The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein.

No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund. (GA)

TABLE OF CONTENTS

RISK/BENEFIT SUMMARY	5
Policy Benefits	5
Policy Risks	6
Fund Company Risks	6
Fee Tables	7

GENERAL DESCRIPTION OF DEPOSITOR, REGISTRANT, AND INVESTMENT OPTIONS	11
Columbus Life Insurance Company	11
Guarantee of Insurance Obligations	11
Columbus Life Insurance Company Separate Account 1	11
Notice Regarding Producer Compensation	12
Sub-Account Investment Options	13
Voting Rights	17
Fixed Account	17

POLICY CHARGES	18
Premium Expense Charge	18
State Tax Charge	19
Cost of Insurance Charge	19
Per $1,000 Charge	20
Per Policy Charge	21
Mortality and Expense Risk Charge	21
Rider Charges	21
Surrender Charge	22
Transfer Fee	23
Withdrawal Fee	23
Administrative Fee	23

GENERAL DESCRIPTION OF THE POLICIES	24
Who Can Purchase a Policy	24
Allocation of Net Premiums and Transfers Among Investment Options	24
Market Timing	26
Dollar Cost Averaging Program	27
Automatic Rebalancing Program	27
Rider Benefits	28
Conversion and Policy Split Option	32
Policy Changes	32
Assignment of Policy	33
Contestability	33

PREMIUMS	34
Premium Payments	34
Planned Premium	34
Net Premium	35
Target Premium	35
Term No-Lapse Guarantee Premium	35

DEATH BENEFIT	36
Death Benefit	36
Table Of Death Benefit Factors And Example Of Death Benefit Calculation	37
Suicide Exclusion	38
Effective Date of Coverage and Temporary Insurance	38
Changes to Coverage	39
Extended Coverage Period	39
Payment Options	40

POLICY VALUES AND VALUATION	41
Account Value	41
Net Cash Surrender Value	41
Valuation of the Sub-Accounts	41

SURRENDER AND PARTIAL WITHDRAWALS	43
Surrender	43
Partial Withdrawals	43
Canceling the Policy Without Penalty	43
Delay in Payment	44

LOANS	44

LAPSE AND REINSTATEMENT	45

TAXES	46
Tax Status of Policy	46
Modified Endowment Contract	46
Tax Consequences of Withdrawals and Loans	47
Accelerated Death Benefits	47
Extended Coverage	48
Policy Split Option	48
Tax Consequences on Insured’s Death	48
Death of Owner Who is Not the Insured	48
Transfers	48
Federal Estate and Gift Tax	49
Corporate and Qualified Retirement Plan Ownership	49
Withholding	49

LEGAL PROCEEDINGS	50

FINANCIAL STATEMENTS	50

TERMINOLOGY INDEX	51

STATEMENT OF ADDITIONAL INFORMATION	52

PERSONALIZED ILLUSTRATION	52

CONTACT US	52

RISK/BENEFIT SUMMARY

Policy Benefits

The policy provides life insurance coverage on the lives of two insured persons until the younger insured’s age 100, so long as you do not surrender the policy or allow it to lapse.  The death benefit is payable on the death of the second insured to die.  You have a choice of two death benefit options. The face amount option is less costly and allows you to focus on building a higher cash value.  The face amount plus account value option allows you to focus on building a higher death benefit, but because it is more costly, your cash value will be less than under the face amount option.  With either option, the death benefit will not be less than the “corridor” death benefit amount required by federal tax law. See the Death Benefit section of this prospectus.

Because this is a variable policy, you will invest the cash value of the policy in the available underlying funds.  A fixed account option, guaranteed by Columbus Life, is also available.  See the Sub-Account Investment Options and Fixed Account sections of this prospectus.  You will have access to the cash value of the policy through withdrawals and loans, subject to certain restrictions.  See the Surrender, Partial Withdrawals, and Loans sections of this prospectus.

The base policy includes a no-lapse guarantee which assures that your policy will not lapse during the first 20 policy years (or until the younger insured’s age 90, if earlier) so long as you pay a minimum amount of premium that we specify. Policy years are years measured from the date we issue the policy. See the Term No-Lapse Guarantee Premium section of this prospectus. In addition, if your policy is in force on the policy anniversary when the younger insured is (or would have been) age 100 (and you have a positive net cash surrender value), your policy will continue with a death benefit equal to the net cash surrender value until you surrender it or until the death of the second insured. A policy anniversary is a yearly anniversary of the date we issue the policy. See the Extended Coverage section of this prospectus.

Additional benefits may be available by rider.  See the Riders section of this prospectus.

You have a right to examine the policy when you receive it.  If you are not satisfied, you may return the policy to us or to one of our agents within 10 days, without incurring any charges.  In most states, however, you will bear the risk of investment gain or loss during this period.  See the Canceling the Policy without Penalty section of this prospectus.

Policy Risks

There are risks of investing in a variable universal life policy.  You bear the risk that the investment options you select will not perform well.  In other words, you bear the entire risk of loss of principal and earnings on amounts invested in the sub-accounts.  And, if your policy does not perform well you may have to make higher than planned premium payments to cover the monthly policy charges.  If you do not pay enough premiums, you bear the risk that your policy will lapse.  See the Lapse and Reinstatement section of this prospectus.

Variable universal life is not suitable as a short-term savings vehicle.  Successful investment in the sub-accounts may depend on long-term investing. See the Investment Options section of this prospectus.  In addition, a surrender charge applies if the policy terminates during the first twelve policy years. See the Surrender Charge section of this prospectus.

There is a possibility of adverse tax consequences.  A policy could fail to qualify as life insurance if coverage extends beyond the younger insured’s age 100, or if excessive premiums are paid into the policy. We monitor premium payments and will generally reject any premium that would cause a policy to fail to qualify as life insurance.  Alternatively, your policy could be treated as a “modified endowment contract.” Withdrawals and loans are generally subject to income tax (to the extent of the gain in the contract) if the policy is a modified endowment contract, and a 10% federal tax penalty may apply to distributions, including loans. We will notify you if your policy has become a modified endowment contract. See the Taxes section of this prospectus.  You should consult a qualified tax advisor about the tax consequences of owning a policy.

Fund Company Risks

A comprehensive discussion of the risks of investing in each fund is included in the fund company prospectuses.  Some funds involve more risk than other funds. Please discuss these risks with your registered representative.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy.  The first table describes the fees and expenses that you will pay at the time that you make premium payments, make withdrawals or surrender the policy, or transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Maximum Charge	Current Charge
Premium Expense Charge*	Receipt of premium	7.50% of each premium	6.50% of each premium

State Tax Charge**	Receipt of premium	3.50% of each premium	1.40% to 3.50% of each premium

Surrender Charge***	Full surrender or lapse during first 12 policy years	$36.51 per $1,000 of initial face amount	$36.51 per $1,000 of initial face amount

Withdrawal Fee	Each withdrawal after the first in a policy year	$50 per withdrawal	$50 per withdrawal

Transfer Fee	Each transfer from a sub-account after the twelfth in a policy year	$10 per transfer	$10 per transfer

Administrative Fee	Each request under the Estate Tax Repeal Rider, Accelerated Death Benefit Rider, and Accelerated Death Benefit Plus Rider	$150 per request	$150 per request

Net Interest Rate for Policy Loans****	Accrues on outstanding indebtedness daily	1% per annum of outstanding indebtedness	1% per annum of outstanding indebtedness

Overloan Protection Rider Charge	When benefits under the rider are elected	Overloan Protection Rider charge of 3.5% multiplied by the account value on the election date	Overloan Protection Rider charge of 3.5% multiplied by the account value on the election date

*Rates decline over a period of years and with higher premium payments.  See the Premium Expense Charge section of this prospectus.

**We charge the actual state tax charge rate for the state of your residence, as a percent of each premium. See the State Tax Charge section of this prospectus.

***The maximum initial surrender charge for a particular policy varies by individual characteristics.  Surrender charges for all policies are level for the first five policy years and then decline over the next seven policy years, and disappear completely in the thirteenth policy year. See the Surrender Charge section of this prospectus.

****The net interest rate is the difference between the rate we charge on policy loans and the rate we credit on the loan account. The rate currently credited may change which would affect the net interest rate, but the net interest rate will not exceed 1%.  If indebtedness is not repaid, it will be deducted from the account value upon termination of the policy; or, if indebtedness is outstanding at the time of the second insured’s death, it will be deducted from the death benefit. See the Loans section of this prospectus.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the policy, not including fund company fees and expenses.

Periodic Charges Other Than Fund Company Operating Expenses

That DO NOT Depend on Individual Characteristics of the Insureds

Charge	When Charge is Deducted	Maximum Charge (on an annual basis)	Current Charge (on an annual basis)
Per Policy Charge	Monthly	$108.00 flat fee	$90.00 flat fee

Mortality & Expense Risk Charge*	Monthly	0.90% of variable account value	0.70% of variable account value

* Rates can decline in year 13 depending on variable account value band.  See the Mortality and Expense Risk Charge section of this prospectus.

Periodic Charges Other Than Fund Company Operating Expenses

That DO Depend on Individual Characteristics of the Insureds

Charge	When Charge is Deducted	Maximum Charge (on an annual basis)	Minimum Charge* (on an annual basis)	Annual charge for two 64-year old standard non- tobacco user insureds, one male, one female**
Cost of Insurance Charge***	Monthly	$1,000.00	$0.0003	$0.01
		per $1,000 of net amount at risk attributable to base policy face amount

Per $1,000 Charge***	Monthly	$2.70	$0.72	$1.44
		per $1,000 of initial base policy face amount

Optional Rider Charges***

Last Survivor Additional Life Rider

— Per $1,000	Monthly	$0.41	$0.00	$0.00
		per $1,000 of initial additional life rider face amount

— COI	Monthly	$1,000.00	$0.0002	$0.008
		per $1,000 of net amount at risk attributable to additional life rider face amount

Extended No-Lapse Guarantee	Monthly	$0.12	$0.12	$0.12
Rider — COI		per $1,000 of base policy face amount plus additional life rider face amount

Extended Coverage Benefit Rider — COI	Monthly from younger insured’s age 90 to age 99	Increases uniformly from $13.56 at age 90 to $135.00 at age 99 per $1,000 of rider amount at risk

Enhanced Cash Value Rider —	Monthly during first	$5.16	$0.24	$1.20
COI	policy year	per $1,000 of base policy face amount

Other Insured Rider — COI	Monthly	$378.72	$0.84	Charge for a 64-year-old male standard non-tobacco user insured: $17.04
		per $1,000 of other insured benefit amount

*Minimum charges shown are for insured(s) that pose the least risk to us, and are for the first policy year only.  Most cost of insurance charges increase significantly each year.

**Charge shown is charge at issue.  Most cost of insurance charges increase each year as the insureds age, subject to the maximum charges shown.

***Most cost of insurance (“COI”) charges and per $1,000 (“Per $1,000”) charges vary based on individual characteristics. Minimum and maximum charges shown may not be representative of the charges that particular policy owners will pay. Maximum charges for substandard risk classes may be higher than those shown. You may obtain more information from your registered representative about cost of insurance charges and per $1,000 charges that would apply to your policy.

The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the policy.  More detail concerning each fund’s fees and expenses is included in the prospectus for each fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from fund assets, including fees, distribution and/or services fees, and other expenses)	0.28%	2.09%

The minimum and maximum are based on management fees and other expenses incurred, before fee waivers or expense reimbursements, for the 12-month period ended December 31, 2008.

GENERAL DESCRIPTION OF DEPOSITOR, REGISTRANT, AND INVESTMENT OPTIONS

Columbus Life Insurance Company

The Depositor is Columbus Life Insurance Company (Columbus Life), 400 East Fourth Street, Cincinnati, OH  45202.

Guarantee of Insurance Obligations

Insurance obligations under the policies issued by Columbus Life are guaranteed by The Western and Southern Life Insurance Company (WSLIC), an affiliate of Columbus Life.  Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and account values invested in the Fixed Account.  The guarantee does not guarantee account value or the investment performance of the variable investment options available under the policies.  The guarantee provides that policy owners can enforce the guarantee directly.

Columbus Life expects that the WSLIC guarantee will continue indefinitely.  However, if the guarantee terminates, the insurance obligations on policies issued prior to the termination of the guarantee would continue to be covered by the guarantee, including obligations arising from premium payments or other payments received after termination, until satisfied in full.  Policies issued after termination would not be covered by the guarantee.

WSLIC is a stock life insurance company incorporated under the laws of the State of Ohio on February 23, 1888.  WSLIC’s principal executive office is located at 400 Broadway, Cincinnati, Ohio  45202.  WSLIC is licensed in 43 states of the United States and the District of Columbia.  WSLIC is a wholly owned subsidiary of Western & Southern Financial Group, Inc.

Columbus Life Insurance Company Separate Account 1

The Registrant is Columbus Life Insurance Company Separate Account 1 (Separate Account 1). Separate Account 1 holds the investments allocated to the sub-accounts by policy owners.  It may also hold assets for the benefit of owners of certain other variable universal life insurance policies that it issues. Separate Account 1 invests the assets of each sub-account in an underlying fund.

Each sub-account buys shares of a fund at net asset value without a sales charge. Each sub-account reinvests dividends and capital gains distributions from a fund in the shares of that fund at net asset value without a sales charge. Each sub-account redeems fund shares attributable to a policy at net asset value to the extent necessary to make payment of death proceeds or other payments under the policy.

The income, gains, and losses credited to, or charged against, Separate Account 1 reflect Separate Account 1’s own investment experience and not the investment experience of Columbus Life’s other assets.  The assets of Separate Account 1 may not be used to pay any liabilities of Columbus

Life other than those arising from the policies.  Columbus Life is obligated to pay all amounts guaranteed under the policies.

Notice Regarding Producer Compensation

Columbus Life may enter into marketing expense agreements with selected broker-dealers that distribute its products.  Marketing expense compensation is intended to reimburse the broker-dealer for expenses incurred in marketing Columbus Life variable universal life insurance products.  Marketing expense reimbursement, together with commission payments, will not exceed the maximum commission levels disclosed in the Statement of Additional Information.

A broker-dealer or financial institution that distributes our variable life contracts may receive additional compensation from us for training, marketing or other services provided.  Columbus Life may enter into focus sponsor agreements with selected broker-dealers that distribute its products.  Focus sponsor fees are intended to defray the broker-dealer’s costs of hosting conferences at which Columbus Life variable universal life products are marketed to registered representatives.  For example, Columbus Life may contribute to the cost of exhibitor fees, speaker fees, and conference meals.

Depending on the arrangements in place at any particular time, a broker-dealer, and the registered representatives associated with it, may have a financial incentive to recommend a particular variable life insurance contract.  This could be considered a conflict of interest.

Sub-Account Investment Options

The funds listed on the next two pages are the sub-account investment options under this policy.

The fund advisors and sub-advisors do not guarantee that the funds will meet their investment objectives. More complete information about each fund, including information about its risks, performance and other investment strategies, is included in the prospectus of the fund. You may obtain copies of fund prospectuses from your registered representative, or from us by calling 1-800-677-9595.  You may also access fund prospectuses on our website at www.columbuslife.com under “Products and Services”.  Please read each prospectus carefully before you make decisions about your investment options.

A fund may have a name and/or investment objective that is very similar to the name of a publicly available mutual fund managed by the same advisor or sub-advisor. The funds in which the sub-accounts invest are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in various factors that affect the operation of a fund, such as implementation of investment policies, fund expenses and the size of the fund. In addition, the investment return of your policy will be less than the investment return of funds you select because you will pay policy charges.

We have entered into agreements between Columbus Life or Touchstone Securities, Inc. and the investment advisors or distributors of each of the funds.  Under the terms of these agreements, we will provide administrative, marketing and/or distribution services to the funds.  For these services, the funds or their investment advisors or distributors pay us fees equal to an annual rate ranging from 0.05% to 0.35% of the average net assets invested by the sub-account investment options in the funds.  These fees may be paid from the investment advisors’ assets or the funds under distribution and/or servicing plans adopted by the funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act).  In addition, we may receive marketing allowances from investment advisors to support training and distribution efforts.

Sub-Account Investment Option

Type

Advisor/Sub-Advisor*

AIM Variable Insurance Funds

AIM V.I. Basic Value Fund - Series II Shares	Large Cap Value
AIM V.I. Capital Appreciation Fund - Series II Shares	Large Cap Growth	Invesco AIM Advisors, Inc.

AIM V.I. Core Equity Fund - Series II Shares

Large Cap Blend

Sub-advisor(s): AIM Funds Management Inc., Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited

DWS Investments VIT Funds

DWS Equity 500 Index VIP - Class A	Large Cap Blend	Deutsche Investment Management Americas Inc.
DWS Small Cap Index VIP - Class A	Small Cap Blend	Sub-Advisor: Northern Trust Investments, N.A.

Fidelity® Variable Insurance Products Funds

Fidelity® VIP Equity-Income Portfolio — Service Class 2	Large Cap Value
Fidelity® VIP Contrafund® Portfolio — Service Class 2	Flexible Investment Strategy	Fidelity Management & Research
Fidelity® VIP Growth & Income Portfolio — Service Class 2	Large Cap Blend	Company
Fidelity® VIP Growth Portfolio — Service Class 2	Large Cap Growth
Fidelity® VIP Asset ManagerSM Portfolio — Service Class 2	Balanced
Fidelity® VIP Balanced Portfolio — Service Class 2	Balanced
Fidelity® VIP Mid Cap Portfolio — Service Class 2	Mid Cap Growth
Fidelity® VIP Money Market Portfolio — Initial Class	Money Market
Fidelity® Freedom Funds 2010	Total Return
Fidelity® Freedom Funds 2015	Total Return
Fidelity® Freedom Funds 2020	Total Return
Fidelity® Freedom Funds 2025	Total Return
Fidelity® Freedom Funds 2030	Total Return

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund - Class 2	Large Cap Value
Franklin Income Securities Fund - Class 2	Balanced	Franklin Advisers, Inc.
Franklin U.S. Government Fund - Class 2	Fixed Income - Gov’t
Franklin Large Cap Growth Securities Fund - Class 2	Large Cap Growth
Templeton Foreign Securities Fund - Class 2	International Equity	Templeton Investment Counsel, LLC
Templeton Growth Securities Fund - Class 2	Global Equity	Templeton Global Advisors Limited, under an agreement with manager Templeton Asset Management Ltd. (Asset Management) which also acts as a sub-advisor for Templeton Growth Securities Fund
Mutual Shares Securities Fund - Class 2	Mid Cap Value	Franklin Mutual Advisers, LLC

Janus Aspen Series

Janus Aspen Enterprise Portfolio — Service Shares(1)	Mid Cap Growth
Janus Aspen Forty Portfolio — Service Shares	Large Cap Growth	Janus Capital Management LLC
Janus Aspen Worldwide Portfolio — Service Shares(2)	Global Equity

Type

Advisor/Sub-Advisor*

Oppenheimer Variable Account Funds

Oppenheimer MidCap Fund/VA — Service Class	Mid Cap Growth
Oppenheimer Strategic Bond Fund/VA — Service Class	Multi-Sector Bond	OppenheimerFunds, Inc.

(Oppenheimer) Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA — Service Class	International Equity	OppenheimerFunds, Inc.

PIMCO Variable Insurance Trust

PIMCO VIT CommodityRealReturn™ Strategy Portfolio	Specialty	Pacific Investment Management
PIMCO VIT Total Return Portfolio	Fixed Income -Intermediate-Term	Company LLC (“PIMCO”)

Putnam Variable Trust

Putnam VT Growth and Income Fund - Class IB

Large Cap Value

Putnam VT International Equity Fund - Class IB	International Stock
Putnam VT Small Cap Value Fund - Class IB	Small Cap Value	Putnam Investment Management, LLC, and for International Equity Fund, Putnam Investments Limited as sub-manager, and Putnam Advisory Company, LLC as sub-adviser

Rydex Variable Trust

Rydex VT Alternative Strategies Allocation Fund	Alternative Investment	PADCO Advisors II, Inc., dba Rydex Investments
Rydex VT Multi-Hedge Stratagies Fund(3)	Alternative Investment

Touchstone Variable Series Trust*

Touchstone VST Baron Small Cap Growth Fund	Small Cap Growth	BAMCO, Inc.
Touchstone VST Mid Cap Growth Fund	Mid Cap Growth	TCW Investment Management Company; Westfield Capital Management Company, LLC
Touchstone VST Third Avenue Value Fund	All Cap Value	Third Avenue Management LLC
Touchstone VST High Yield Fund	Fixed Income — HighYield	Fort Washington Investment Advisors, Inc.
Touchstone VST Core Bond Fund	Fixed Income - Intermediate Term
Touchstone VST Money Market Fund	Money Market

Touchstone VST Large Cap Core Equity Fund

Large Cap Blend

Touchstone VST Conservative ETF	Conservative Allocation
Touchstone VST Moderate ETF	Moderate Allocatiion	Todd/Veredus Asset Management, LLC
Touchstone VST Aggressive ETF	Aggressive Allocation
Touchstone VST Enhanced ETF	Multi-Sector Allocation

Van Kampen Life Investment Trust

Van Kampen LIT Comstock Portfolio - Class II

Large Cap Value

Van Kampen Asset Management

Van Kampen LIT Capital Growth Portfolio - Class II	Large Cap Growth

The Universal Institutional Funds, Inc. (UIF)

UIF Emerging Markets Debt Portfolio — Class II	Emerging Markets

Morgan Stanley Investment Management Inc.,which does business in certain instances as Van Kampen; Sub-Advisors for UIF Global Real Estate: Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited

UIF Emerging Markets Equity Portfolio - Class II	Emerging Markets
UIF Global Real Estate Portfolio — Class II	Global Specialty
UIF U.S. Mid Cap Value Portfolio — Class II	Mid Cap Value

(1) Formerly Janus Aspen Mid Cap Growth Portfolio—Service Shares

(2) Formerly Janus Aspen Worldwide Growth Portfolio—Service Shares

(3) Formerly Rydex VT Absolute Return Strategies Fund.  Rydex VT Hedged Equity was reorganized into Rydex VT Multi-Hedge Strategies Fund on or about May 29, 2009.

*The advisor listed for each of the Touchstone Variable Series Trust funds is a sub-advisor to Touchstone Advisors, Inc.

Touchstone Advisors, Inc., Touchstone Variable Series Trust and Fort Washington Investment Advisors, Inc. are affiliates of Columbus Life.

Voting Rights

Separate Account 1 is entitled to vote the fund shares it holds at any meeting of shareholders of the funds.  If you had an interest in a sub-account on the record date for a shareholder vote, we will ask you for voting instructions.  We will vote the number of fund shares represented by your interest in the sub-account according to your instructions.

If we do not receive voting instructions from you, we will vote the shares for which you are entitled to provide instructions in the same proportion as the voting instructions received from policy owners who provide instructions. If Columbus Life itself is entitled to vote at the shareholders meeting, it will vote its shares in the same manner.

We may disregard voting instructions to the extent permitted or required by law. If we disregard the voting instructions we receive, we will include a summary of our actions in our next report to you.

Fixed Account

The fixed account is an investment option under the policy.

Amounts allocated to the fixed account will earn a fixed rate of interest. We guarantee that this interest rate will never be less than an effective annual rate of at least 3%. We may, but are not required to, credit interest in excess of this rate.

Amounts allocated to the fixed account become part of Columbus Life’s general account assets.  The general account contains all of Columbus Life’s assets other than those in Columbus Life separate accounts.  General account assets support Columbus Life’s annuity and insurance obligations and are subject to the general liabilities of Columbus Life.

POLICY CHARGES

We assess charges to support the operation of your policy and Separate Account 1. We deduct some charges from your premium payments and others from your account value.  When we deduct charges from your account value, we deduct them pro rata from the sub-accounts and fixed account in which your account value is invested unless you have instructed us to deduct these charges from a specific sub-account or the fixed account.  The purpose of a charge is explained in the description of each charge below. We pay the state tax charge to the state of your residence. We pay federal taxes due to the Internal Revenue Service.  We pay distribution expenses to Touchstone Securities, Inc. and other broker-dealers.  We retain charges that pay for administrative expenses to offset our internal and external operating costs associated with the policies.  We retain charges that compensate us for risks we assume under the policies.

In addition, the funds pay management fees and expenses, and in some cases distribution fees, which are deducted from fund assets.  These charges to the funds are reflected in the daily net asset values of the funds and in the sub-account accumulation unit values. Fund company fees and expenses are described in more detail in the fund prospectuses.  Fund distribution fees are paid to Columbus Life and other insurance companies or their distributors.

Premium Charges

Premium Expense Charge

The premium expense charge partially covers our distribution expenses and federal taxes associated with the policy. We deduct the premium expense charge from each premium payment that we receive from you before we allocate the net premium to your investment options. The amount of the premium expense charge is determined by multiplying the applicable premium expense charge rate(s) by the premium (or proportionate part thereof).

Current Premium Expense Charge Rates

Policy Year	For Premium Received in a Policy Year Up to Target Premium	For Premium Received in a Policy Year In Excess of Target Premium

1-12	6.50%	3.25%
13+	2.50%	1.75%

Maximum Premium Expense Charge Rates

Policy Year	For Premium Received in a Policy Year Up to Target Premium	For Premium Received in a Policy Year In Excess of Target Premium

1-12	7.50%	4.25%
13+	3.50%	2.75%

At our option, we may charge rates different than the current rates shown above. However, the premium expense charge rates are guaranteed to be no more than the maximum rates shown above.

State Tax Charge

The state tax charge covers state taxes on insurance premiums, which are estimated to range from 1.4% to 3.50%. We will deduct the state tax charge from each premium payment that we receive from you before we allocate the net premium to your investment options.  The amount of the state tax charge is determined by multiplying the state tax charge rate for your state times the premium.

Monthly Policy Charges

We deduct monthly policy charges on each monthly anniversary day. A monthly anniversary day is the day we issue the policy and each monthly anniversary of that date.  Monthly policy charges are deducted from your account value.

Cost of Insurance Charge

The cost of insurance charge compensates us for the insurance risk we assume under the base policy. The amount of the cost of insurance charge is determined by multiplying the current cost of insurance charge rate times the net amount at risk for the policy on the monthly anniversary day.

The net amount at risk for the policy is the amount of the death benefit for which we are at risk.  The net amount at risk on any monthly anniversary day is equal to:

(a)         The death benefit plus indebtedness, divided by 1.0024663; minus

(b)        The account value after deduction of monthly policy charges, other than the cost of insurance charge, on that monthly anniversary day.

The maximum guaranteed cost of insurance charge rates depend on the age, sex and risk class of each insured as of the date we issue the policy.  The maximum rate is different for each policy year.  Generally, the maximum rate increases each year over the life of a policy due to the increasing ages of the insureds.  The maximum rates for your policy are shown in your policy. We may change these maximum rates if your policy terminates and is later reinstated. The maximum monthly rate for any policy is $83.333333 per $1,000 of net amount at risk. We may charge current cost of insurance rates that are less than the maximum rates shown in your policy.  Your overall cost of insurance charges will be lower if a portion of your death benefit is provided under the Last Survivor Additional Life Rider (also known as Supplemental Coverage Rider or SCR).

Per $1,000 Charge

The per $1,000 charge partially compensates us for issuing and distributing the policy. The amount of the per $1,000 charge is determined by multiplying the per $1,000 charge rate times the face amount.  If the face amount is decreased we will continue to calculate the per $1,000 charge as if the decrease had not occurred.

The per $1,000 charge rate depends on the age, sex and risk class of each insured as of the date we issue the policy. The maximum monthly per $1,000 charge rate we may charge is $0.22500 per $1,000 of initial base policy face amount. The per $1,000 charge rate for your policy will be shown in your policy.

This per $1,000 charge does not apply to additional life rider specified amount.

Per Policy Charge

The per policy charge partially compensates us for administering the policy. The maximum per policy charge is $9.00 per month. The current per policy charge is $7.50 per month.  The per policy charge is the same for all policies.  At our option, we may change the current per policy charge but we will not charge more than the maximum per policy charge.

Mortality and Expense Risk Charge

The mortality and expense risk charge partially compensates us for assuming the mortality risk and the expense risk associated with the policy. We assume a mortality risk that the insureds will not live as long as we expect and therefore the cost of charges that we collect before we pay the death benefit under the policy will be less than we expect. We take an expense risk that the costs of issuing and administering the policy will be greater than we expect. The amount of the mortality and expense risk charge is determined by multiplying the current applicable mortality and expense risk charge rate(s) from the table below (expressed as a monthly rate) times the applicable band(s) of variable account value on the monthly anniversary day. The variable account value is the value of your investment in the sub-accounts.

Policy Year	Variable Account Value Band	Current Annual Mortality and Expense Risk Charge Rate	Maximum Annual Mortality and Expense Risk Charge Rate

1 – 12	All Amounts	0.70%	0.90%

13 +	0 - $25,000	0.70%	0.90%
	$25,001 - $50,000	0.45%	0.65%
	$50,001 - $250,000	0.20%	0.40%
	$250,001 +	0.10%	0.30%

At our option, we may charge rates different than the current rates shown. However, the mortality and expense risk charge rates are guaranteed to be no more than the maximum rates shown.

Rider Charges

For any optional rider you add to your policy, there will be a cost of insurance charge and/or a per $1,000 charge.  The rider charge will be determined on each monthly anniversary day that the charge applies. The rider charge rates will be shown in your policy. See the Rider Benefits section of this prospectus.

Transaction Charges

Surrender Charge

The surrender charge partially compensates us for issuing and distributing the policy. During the first 12 policy years, a surrender charge will be deducted from your account value if your policy is surrendered in full or terminates when a grace period ends without sufficient premium or loan repayment being paid to keep the policy in force. Surrender charges vary depending on ages and risk classes of the insureds when the policy is issued.  Surrender charge amounts are determined when we issue the policy and do not change even if there are policy changes, such as decreases.

The maximum surrender charges for any policy (shown as a percentage of initial annual target premium for the base policy) are shown in the table below.  The maximum target premium for any policy is $42.78 per $1,000 of face amount.

Policy Year	1	2	3	4	5	6
Maximum Surrender Charge Rate	143.5%	143.5%	143.5%	143.5%	143.5%	141.9%

Policy Year	7	8	9	10	11	12
Maximum Surrender Charge Rate	122.8%	103.6%	84.5%	65.4%	45.8%	21.9%

For older issue ages, the initial surrender charge would be less than 143.5% of target premium. The surrender charge remains at the initial level during the first five policy years. During policy years six through ten, the surrender charge reduces uniformly each month, reaching 1/3 of its initial value by the end of the tenth policy year.  During policy years 11 and 12, it decreases at an accelerated rate and disappears by the end of year 12. Your policy will show the surrender charge amounts, in dollars, which we would charge if you surrendered your policy in any month during the first 12 policy years.

This charge does not apply to additional life rider specified amount.

Transfer Fee

We charge $10 per transfer for each transfer from a sub-account after the twelfth in a policy year as partial compensation for our administrative costs. We deduct this fee from your account value.

Withdrawal Fee

We charge $50 per withdrawal for each withdrawal after the first in a policy year as partial compensation for our administrative costs. We deduct this fee from your account value.

Administrative Fee

We may charge an administrative fee of up to $150 to process a request under certain riders that are automatically added to your policy.  See the Rider Benefits section of this prospectus.

GENERAL DESCRIPTION OF THE POLICIES

The policy is a flexible premium survivorship variable universal life insurance policy. It is nonparticipating, which means it does not pay dividends.  The policy is a contract between you (the owner or joint owners) and Columbus Life.  The owner has all rights under the policy subject to any assignment and to the rights of an irrevocable beneficiary to consent to a change of beneficiary.  If there are joint owners, all  joint owners must consent in writing to the exercise of any rights under the policy.

The policy provides life insurance coverage on the lives of two insured persons (the insureds).  The death benefit is payable on the second death to the person or persons you designate (the beneficiary(ies)).

Who Can Purchase a Policy

You can apply for a policy by contacting your insurance agent/financial representative. We will not issue a policy unless at least one of the insureds meets our underwriting standards. We will also not issue a policy that insures a person who will be age 80 or over or under 20 years of age on the date we approve the application.

When we review an application for a policy, we examine certain information bearing on the insurance risk we would undertake in order to provide the requested coverage on the proposed insureds’ lives.  Factors bearing on insurance risk include the proposed insureds’ occupations; avocations; medical histories including family medical histories; current health status including height, weight, blood pressure and chronic illness; and other factors such as tobacco usage and driving record.  After we evaluate this information, we place each insured in a risk class.  The risk classes we currently use are preferred non-tobacco user; preferred tobacco user; standard non-tobacco user; standard tobacco user; and various “substandard” classes involving higher risk. Policy charges that pay for the costs of insurance coverage vary by policy depending on the combined risk classes of the insureds, as well as on their ages and sexes.

Allocation of Net Premiums and Transfers among Investment Options

You allocate your net premiums by specifying on your application the percentage of your net premiums you would like to allocate to each investment option. You may change your allocation instructions at any time by notifying us either by telephone or in writing. When we receive a premium payment from you, we allocate the net premium based on the most recent allocation instructions we have received from you.

After the initial premium has been allocated, or after your free look period, if later, you can transfer your account value among the sub-accounts or from the sub-accounts to the fixed account up to 12 times per policy year without charge. Each transfer must be at least $250 or the total value of the sub-account, if less than $250. We will charge you $10 for each additional transfer either among the sub-accounts or from the sub-accounts to the fixed account. You are also permitted to make 1 transfer from the fixed account per policy year.  There is no charge for this transfer. The minimum transfer from the fixed account is $250. In the first 4 policy years, you cannot transfer more than 25% of your interest in the fixed account in a policy year.

The above transfer rules do not apply to dollar cost averaging transfers or automatic rebalancing transfers.  All transfers requested on the same day will be considered a single transfer for purposes of these rules and transfer charges.

The rules below determine the valuation date on which we process a transaction. (Transactions are always processed at the accumulation unit value determined on the night of the valuation date on which we process the transaction, i.e., the “next-determined value.” See the Valuation of the Sub-Accounts section of this prospectus for information about valuation.)

•                  If we receive your premium payment or transfer instructions in good order on a valuation date before the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time), we will process the transaction on that valuation date.

•                  If not, we will process the transaction on the next valuation date.

•                  Your initial premium payment will be allocated to a money market sub-account on the date we issue the policy (or the date we have received the initial premium and any required amendments to the application). It will be allocated to the investment options you select 15 days after the date it was allocated to a money market sub-account.

In addition, we reserve the right to deposit premium in a money market sub-account for the duration of the free look period if such period exceeds 15 days.

The minimum allocation or transfer to a single investment option is 1% of the amount allocated or transferred.  All allocations or transfers to a single investment option must be in whole percentages.

If we accept premium payments for you from an employer or an employer plan, we will apply the premium to your policy according to our allocation rules as of the date we receive it in our office from your employer or employer plan.

Market Timing

Frequent transfers among sub-accounts (“market timing”) can disrupt an underlying fund’s ability to process transactions. This may disadvantage other policy owners because the underlying funds may incur increased transaction costs that are passed on to other policy owners.  Accordingly, Columbus Life has a policy in place with respect to market timing transfers. Columbus Life will refuse to honor a transfer request made by any means other than ordinary U.S. mail that would result in a transfer into or out of any international or high yield sub-account of the Separate Account within five (5) business days of an opposite requested transfer or automatic rebalancing transfer into or out of the same sub-account.  There are no exceptions to this policy.  Currently, the Separate Account offers the following international and high yield sub-accounts:

•                  Templeton Foreign Securities Fund

•                  Janus Aspen Worldwide Growth Portfolio

•                  Oppenheimer International Growth Fund/VA

•                  Touchstone High Yield Fund

•                  UIF Emerging Markets Equity Portfolio

•                  UIF Emerging Markets Debt Portfolio

•                  UIF Global Real Estate Portfolio

Columbus Life believes this is an appropriate market timing policy for the Separate Account in light of contractual restrictions on free transfers (see the Transfers section of this prospectus) and historical transfer activity within the Separate Account.  However, Columbus Life’s policy may not be effective in deterring all market timers.  Specifically, Columbus Life has not adopted a market timing policy for funds that are not international or high yield funds.  As a result, market timing could occur in these funds and other policy owners could suffer the effects of market timing. Columbus Life reserves the right to modify its market timing policy on a prospective basis in the event transfer activity within the Separate Account reveals abusive practices that are not prohibited under the current policy.

In addition to the above policy, a policy owner may be considered to be engaged in market timing if an underlying fund detects activity that it deems to be market timing under its own policies and procedures that can be traced back to an individual policy owner. If the underlying fund were to refuse a net trade made by the Separate Account due to an order placed by the individual policy owner, the Separate Account could be required to remove the market timing trade from the net trade and reject the market timing trade.  The market timing trade will be canceled and the policy owner will be required to place another order on a subsequent business day (as permitted under Columbus Life’s market timing policy) in order to complete the trade.

If a policy owner is found to be engaged in market timing, the Separate Account may, in addition to rejecting a particular transfer, revoke a policy owner’s ability to make transfer requests by telephone, fax, or any other electronic means.

Dollar Cost Averaging Program

Dollar cost averaging is a method of investing equal amounts of money at regular intervals by transferring amounts at regular intervals from a sub-account we designate, or from the fixed account, to the sub-accounts you select. Dollar cost averaging allows you to purchase more when prices are low and less when prices are high because you will be investing during both up and down markets. You should also consider your financial ability to maintain a consistent level of investment over time.

You may instruct us to make regular transfers of:

•                  A specific dollar amount

•                  A specific percentage of the source account (or a pro rata portion until source of funds is depleted)

•                  Earnings in the source account

You select the number (or duration), frequency and timing of your transfers, subject to the following rules:

•                  Dollar cost averaging transfers must continue for at least 12 months;

•                  Each transfer must be at least $100; and

•                  The allocation to each sub-account must be at least 1% of the transfer amount.

We currently do not charge a fee for this service. However, we may charge a fee in the future for dollar cost averaging transfers.

Dollar cost averaging transfers will stop if we complete the number of transfers you requested, you ask us to stop after using the program for 12 months, you do not have enough money in your account to complete the transfer, or we discontinue the program, where permitted by law. If we discontinue the program, we will complete the transfers you previously requested.

Automatic Rebalancing Program

Automatic rebalancing of assets among sub-accounts and the fixed account maintains your desired asset allocation by resetting the account balances to your desired allocations on a quarterly, semi-annual or annual basis.  This discipline has the effect of transferring money from accounts that have earned more to those that have not performed as well, thus “buying lower, selling higher,” and ensures that your overall allocation remains consistent with your personal investment strategy.  Automatic rebalancing may not be available if dollar cost averaging is in place.

We currently do not charge a fee for this service. However, we may charge a fee in the future for automatic rebalancing transfers.

Rider Benefits

Certain riders are automatically issued with your policy, subject to certain issue age limits and underwriting requirements.  There is no additional cost of insurance charge for these riders.  These riders are:

•                The Estate Protection Benefit Rider. This rider provides additional term insurance during the first four policy years in an amount equal to 125% of the face amount of the policy.

•                The Estate Tax Repeal Rider. This rider provides a waiver of surrender charge on a full surrender or policy split during a one-year option period triggered by a full and permanent repeal of the federal estate tax being effective in 2010.  In order to be eligible to exercise the option you must have paid an amount of premium, as of each policy anniversary up to the date the option period begins, equal to 70% of the cumulative amount of target premium for the policy through that policy anniversary.  Specific rider terms and conditions apply, and may vary by state. We may charge an administrative fee not to exceed $150 to process a request under this rider.  We will waive the charge if the proceeds are used to purchase an annuity issued by Columbus Life or one of its affiliated life insurance companies.

•                  The Accelerated Death Benefit Rider, the Accelerated Death Benefit Plus Rider, or the Accelerated Death Benefit Life Plus Rider, if approved in your state, will automatically be issued with your policy.  These riders give you access to a portion of the death benefit of the policy in the form of an advance if you meet the requirements set forth in the riders.  The requirements to obtain an advance under each Rider are:

•                  Under the Accelerated Death Benefit Rider - insured has been diagnosed with a terminal illness.

•                  Under the Accelerated Death Benefit Plus Rider - insured has been diagnosed with a terminal illness, critical illness or has been confined to a nursing home.

•                  Under the Accelerated Death Benefit Life Plus Rider - insured has been diagnosed with a terminal illness, a medical condition specified in the rider, or a chronic illness, which is defined as being unable to perform 2 of 6 Activities of Daily Living, without assistance for a period of at least 90 days due to a loss of functional capacity.

Specific rider terms, conditions, and availability vary by state.  Interest will be charged on the amount of the advance.  Also, we may charge an administrative fee up to $150 per advance.  The advances made under this rider will be secured by a lien on the death benefit payable under the policy.  The lien may be increased if necessary to keep the policy in effect, subject to a maximum lien amount.

•                The Change of Insured Rider, for business-owned policies.  This rider permits the business owner to apply to replace the insured under the policy with a new insured. A change of insured is subject to underwriting requirements.  A change of insured will be treated as a surrender in full of the policy for tax purposes, which may result in taxable income.

There are a number of optional insurance benefits that may be available to you by rider for an additional cost.  The availability of these riders may be limited by issue age and underwriting requirements.  These riders are:

•                The Last Survivor Additional Life Rider (also known as Supplemental Coverage Rider or SCR). This rider provides additional permanent insurance coverage (the “additional life rider face amount”) on the lives of the insureds, at a lower cost than the coverage provided under the base policy.  The additional life rider face amount will be added to the face amount of the base policy in determining the death benefit. The coverage under this rider will be included in the net amount at risk for the policy and will be charged a monthly cost of insurance charge.  The current monthly cost of insurance charge rates for the portion of the net amount at risk that is attributable to this rider will be lower than the current monthly cost of insurance charge rates we charge for the base policy coverage.  (We guarantee the rates will never exceed the guaranteed maximum monthly cost of insurance charge rates shown in your policy.) We also charge a monthly per $1,000 charge for this rider not to exceed $0.03378 per $1,000 of additional life rider face amount.

•                The Extended No-Lapse Guarantee Rider. This rider provides a no-lapse guarantee that begins when the term no-lapse guarantee provision under the policy ends.  This no-lapse guarantee terminates on the day before the policy anniversary on which the younger insured is or would have been age 100. This no-lapse guarantee will have a different minimum monthly premium than the term no-lapse guarantee under the policy, and the minimum premium test will apply from the date we issue the policy.  You may have to pay more premiums to meet the lifetime no-lapse guarantee minimum premium test than you had to pay to meet the term no-lapse guarantee minimum premium test. Availability of this rider may be limited by the amount of additional life rider face amount you have purchased. The monthly cost for this rider will be $0.01 per $1,000 of face amount (plus any additional life rider face amount), due on each monthly anniversary day beginning when the term no-lapse guarantee under the policy ends.

•                The Extended Coverage Benefit Rider. This rider replaces the extended coverage provision in the policy. If the policy is in force, and not in a grace period, on the policy anniversary on which the younger insured is or would have been age 100, the policy will continue and the amount of the death benefit will be equal to the greater of the face amount (plus any additional life rider face amount) or the cash surrender value, less any indebtedness. The charge for this rider is due on each monthly anniversary day during the ten policy years beginning with the policy anniversary the younger insured is or would have been age 90 and ending with the day before the policy anniversary the younger insured is or would have been age 100.  The maximum cost per $1,000 of face amount (plus any additional life rider face amount) increases uniformly from $1.13 at attained age 90 to $11.25 at attained age 99.  Maximum costs assume an account value of $0.  Actual monthly costs will be lower as the account value approaches face amount (plus any additional life rider face amount), at which point there would be no charge for the rider.

•                  The Overloan Protection Rider. This rider will prevent your policy from lapsing due to excessive policy loans.  To receive the rider benefit, you must elect to receive it by sending us written notice and satisfy the following conditions:  (1) the insured is age 75 or older; (2) the policy is in its eleventh policy year or later; (3) the outstanding indebtedness is greater than 92.5% but less than 96% of the account value; and (4) the outstanding indebtedness must be greater than the Specified Amount.  Condition three (3) may be satisfied by repaying a portion of a loan.  Condition four (4) may be satisfied by reducing the Specified Amount.

When the rider benefit is elected, your policy will be changed as follows:  (1) your death benefit will be Death Benefit Option 1; (2) you may not change the Specified Amount or the Death Benefit Option; (3) you may not make additional premium payments, though you may make loan repayments; (4) you may not make partial withdrawals or request additional loans; (5) no monthly policy charges will be deducted; (6) any attached riders with a separate charge, other than an Additional Life Rider, will terminate; (7) indebtedness will remain outstanding, but the policy loan interest rate will be set equal to the current loan crediting rate; and (8) for policies with more than one account option, all amounts not allocated to the Loan Account, if any, must be allocated to the Fixed Account.  Your new Specified Amount under the policy will equal 105% of:  (1) the Account Value on the date the benefit is elected; less (2) the rider charge.

There is a one-time charge for the rider equal to the Overloan Protection Rider Charge multiplied by the account value on the date you make an election to receive the rider benefit.  This charge will be deducted from your account value, but there will be no charge if the rider benefit is never elected.  We may charge less than the maximum rate shown on the Policy Schedule, and the charge may vary by the age of the insured on the date of election.

•                  The Enhanced Cash Value Rider.  This rider provides enhanced cash values in the first four policy years by reducing the base policy surrender charges in those years.  The lower surrender charges apply only to the initial specified amount.  Regular base policy surrender charges would apply to any increase. The benefit of this rider is an accounting benefit for business-owned policies that are permitted to deduct premium only to the extent of the policy’s cash value.  The charge for this rider is due on each monthly anniversary day during the first policy year.  The maximum monthly cost for the rider is $0.43 per $1,000 of base policy face amount.  If the rider is in place, the maximum surrender charges for the initial face amount for the first four policy years (shown as a percentage of initial annual target premium for the base policy) are shown in the table below.  The maximum target premium for any policy is $42.78 per $1,000 of face amount.

Policy Year	1	2	3	4
Maximum Surrender Charge Rate	0%	22.5%	45%	77.5%

•                  The Other Insured Rider. This rider allows you to purchase term insurance on the life of a single insured for a cost of insurance charge that depends on the age, sex and risk class of the other insured on the date the coverage is purchased. Multiple other insureds may be covered under the rider. Other insured coverage terminates on the day before the policy anniversary on which the other insured is age 95.  The rider includes a conversion privilege that is exercisable up to the earliest of: 1) the day before the policy anniversary on which the other insured is age 85; 2) 60 days after the death of the second insured under the policy; or 3) 60 days after the policy anniversary on which the younger insured is or would have been age 100. This rider has a target premium associated with it. The maximum cost of insurance charge rate is $31.56 per $1,000 of the other insured benefit amount for a standard male tobacco user. The rate would be higher for a substandard rating.

Riders may not be available in all states and may be subject to age or other issue limitations.  Please consult with your insurance agent/registered representative.

Conversion and Policy Split Option

In most states, you may convert the policy to a fixed policy within the first two policy years, or within 60 days of the later of notification of a change in the investment policy of Separate Account 1 or the effective date of such change.  In most states, we will transfer all of your variable account value into the fixed account at no charge, and the sub-accounts will no longer be available as investment options.  Policy charges will continue to apply.  In some states we will convert your policy to a different fixed benefit whole or universal life product offered by us or one of our affiliates.

In most states, you may elect to split the policy into two single life policies within 6 months of the date a final divorce decree of the insureds has been in effect for 6 months or the date of a change in federal tax law resulting in a repeal of the unlimited marital deduction or a 50% reduction in the maximum estate tax bracket.  The policy split option is subject to specific conditions of the policy.  Further, if the new policies would not be treated as life insurance for federal tax purposes, we can refuse to issue the new policies.  See the Taxes section of this prospectus.

Policy Changes

We may make changes to the policy, without prior approvals, in certain circumstances in order to comply with changes in the law.  In some states, you have the right to accept or reject certain types of changes. We will notify you of any changes we make to the policy.  This notice may be provided in the form of an amended prospectus.

We may adjust policy values and/or proceeds, without prior approval, if we discover there has been a misstatement in age or sex that resulted in us charging incorrect policy charges.

Separate Account 1 is currently operated as a unit investment trust. We may operate Separate Account 1 as a management investment company or any other form permitted by law. We may also deregister Separate Account 1 if registration with the SEC is no longer required.  We will obtain the approval of the SEC if required.

If applicable rules and regulations change and permit us to vote the shares of a fund directly, we may cease asking policy owners for voting instructions. We may also change the manner in which we calculate the number of shares for which you can provide voting instructions if the applicable rules and regulations change, or if our interpretation thereof changes.

We may add, delete or combine sub-accounts. We may also substitute a new fund or similar investment option for the fund in which a sub-account invests. A deletion or substitution of a fund may be triggered by unsatisfactory investment performance, a change in laws or regulations, a change in a fund’s investment strategies or restrictions, a change in the availability of the fund for investment, or any other reason. Before any substitution, we will obtain any required approvals, including approval from the SEC or from policy owners.

We may impose additional tax charges against the sub-account accumulation unit values if additional federal, state or local taxes are imposed on Separate Account 1 or on the policy due to a change in tax laws or regulations.

Assignment of Policy

You may assign your policy. We will not be bound by an assignment until we receive and record written notice of the assignment at the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. Your rights and the rights of your beneficiary will be affected by an assignment. We are not responsible for the validity or any tax consequences of an assignment.

Contestability

We may contest the validity of coverage under a policy, based on information provided in an application, within two years of the date the coverage became effective. (If you do not notify us of the death of the first insured that occurred during the two-year period, the policy may remain contestable with respect to that insured beyond the two-year period.) In some states, we may be able to contest, at any time, the validity of a policy for fraud.  We can deny a claim made under a policy if the terms and conditions of the policy are not satisfied.

PREMIUMS

Premium Payments

Your initial premium payment must equal at least the minimum monthly premium for the term no-lapse guarantee.  See the Term No-Lapse Guarantee Premium section of this prospectus. Thereafter, you can vary the amount and frequency of your premium payments. However, if you do not pay enough premium to cover the monthly policy charges or, during a no-lapse guarantee period, to meet the no-lapse guarantee premium test, your policy will lapse after the applicable grace period ends.  See the Lapse and Reinstatement section of this prospectus.

The minimum amount of any premium payment we will accept is $50 unless you make premium payments through an automatic payment plan.  If you make payments through an automatic payment plan, we will accept amounts less than $50. There is no maximum premium payment except that we reserve the right to reject any premium payment if, in our opinion, accepting the payment would mean the policy would not qualify as life insurance under federal tax laws.

You may give the initial premium payment to your insurance agent/financial representative. You should send subsequent premium payments to the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850.  As an alternative to mailing payments, we currently offer the following automatic payment plans:

•                  Pre-authorized checking or savings account deductions (monthly, quarterly, semi-annually, annually)

•                  In some circumstances, employer or employer plan payments (weekly, bi-weekly, monthly)

If you set up an automatic payment plan, you may terminate it at any time.  If you set up a pre-authorized checking or savings account payment plan, we require four days notice to change the amount or the timing of the deduction.  If payments are made by an employer or employee plan, any changes to the payment plan must be made through the employer.

Planned Premium

Planned premium is what you tell us you plan to pay.  You may change the amount of your planned premium at any time.  If you have not set up an automatic payment plan, we will send you statements indicating when a planned premium payment is due. Your insurance agent/financial representative will provide you with an illustration showing the hypothetical effect of making planned premium payments at various hypothetical levels of sub-account performance. Generally, you would continue to make planned premium payments until the policy anniversary the younger insured is (or would have been) 100 years of age or until the second insured dies, if earlier. It is more likely that your policy will stay in force if you continue to make the planned premium payments, but paying planned premiums does not guarantee that your policy will not lapse. The amount you may need to pay to keep the policy in force may be higher than the planned premium.

Net Premium

Net premium is the amount of the premium you pay less the premium expense charge and state tax charge.  The net premium is the amount that will be allocated to the investment options.

Target Premium

Target premium is a level of premium we use to determine certain charges (or maximum charges) under a policy.  Target premium is independent of the amount of premium you pay or plan to pay under a policy.  The target premium depends on the age, sex and risk class of each insured on the date the policy is issued. Certain riders may also have a target premium associated with them, which will be included in the total target premium for the policy. If you add or remove rider coverage, target premium will increase or decrease if the rider has a target premium associated with it. If you decrease the face amount of the policy, the target premium will decrease in proportion to the decrease in coverage.  The target premium will be shown in your policy.

Term No-Lapse Guarantee Premium

If you pay the minimum monthly premium for the term no-lapse guarantee on time, we guarantee your policy will not lapse until the earlier of 1) the policy anniversary prior to the date the younger insured is (or would have been) age 90 or 2) the 20th policy anniversary.  If you do not pay the minimum premiums on time, the amount needed to prevent the policy from lapsing will be the minimum monthly premium that should have been paid with interest accrued at 3%.  We will deduct withdrawals and indebtedness from your premium payments to determine if you have met the minimum premium test or not.

Payment of the minimum monthly premium does not guarantee that your policy will have a positive net cash surrender value after the guarantee period ends.  You may need to make significant additional premium payments in order to keep your policy in force after the term no-lapse guarantee ends.

The amount of the term no-lapse guarantee premium depends on the insureds’ risk classes, ages and sexes, and the amount of insurance coverage. We determine this minimum premium when we issue the policy, and redetermine it when you add or remove optional rider coverage, or when the face amount decreases.  If we increase or decrease the minimum premium, the new minimum premium applies from the redetermination date forward. The minimum premium will be shown in your policy.

DEATH BENEFIT

Death Benefit

The minimum death benefit under any policy is the greater of:

1)              the face amount of the policy; or

2)              the account value multiplied by the applicable death benefit factor.

The death benefit payable under your policy depends on the death benefit option you select.  Option 1 is the same as the minimum death benefit described above.  Option 2 is the greater of:

1)              the face amount of the policy plus the account value; or

2)              the account value multiplied by the applicable death benefit factor.

The account value multiplied by the applicable death benefit factor is the “corridor”, or minimum, death benefit required by federal tax law.  See the Table Of Death Benefit Factors And Example Of Death Benefit Calculation section of this prospectus.

The amount of the death benefit is determined as of the date of the second insured’s death. Any indebtedness outstanding as of the second insured’s date of death will be deducted from the death benefit amounts described above. The death benefit will be paid when we have received proof of the death of the insured, and proof of the interest of the claimant, satisfactory to us.

The face amount is a fixed amount of death benefit you select, subject to a minimum face amount of $250,000.

The option 1 or option 2 death benefit is in effect only until the policy anniversary the younger insured is or would have been age 100.  After that date, the policy is continued under the extended coverage benefit.  See the Extended Coverage Period section of this prospectus.

The investment performance of the sub-accounts as well as the level of policy charges deducted from your policy will affect the value of the corridor death benefit and the value of the option 2 death benefit. Higher investment performance will mean a higher account value and therefore a higher corridor death benefit and a higher option 2 death benefit.  Higher levels of policy charges will reduce your account value. A lower account value will reduce these death benefit values.

The amount of the death benefit will be higher if you choose option 2 than if you choose option 1. However, your monthly cost of insurance charges will be higher if you choose option 2 because our net amount at risk will be higher. This means your account value will be less than if you had chosen option 1.

Table Of Death Benefit Factors And Example Of Death Benefit Calculation

Federal tax law requires that the death benefit under a life insurance policy be no less than a “corridor” amount. The corridor amount is the account value multiplied by the applicable factor from the table below.  Death benefit factors depend on the age the younger insured is or would have been as of the date of the second death.

Younger Insured’s Age Last Policy Anniversary	Death Benefit Factor

1 through 40	2.50
41	2.43
42	2.36
43	2.29
44	2.22
45	2.15
46	2.09
47	2.03
48	1.97
49	1.91
50	1.85
51	1.78
52	1.71
53	1.64
54	1.57
55	1.50
56	1.46
57	1.42
58	1.38
59	1.34
60	1.30
61	1.28
62	1.26
63	1.24
64	1.22
65	1.20
66	1.19
67	1.18
68	1.17
69	1.16
70	1.15
71	1.13
72	1.11
73	1.09
74	1.07
75 through 90	1.05
91	1.04
92	1.03
93	1.02
94	1.01
95 or higher	1.00

Following is an example of how we calculate the death benefit.

Option 1	Option 2

Facts:

•      The younger insured’s age is less than 40 years old as of the date of the second death (applicable death benefit factor = 2.50).

•      Policy’s face amount is $250,000.

•      There have been no loans taken against the policy.

•      The account value is $125,000.

Under option 1, the death benefit would be the greater of $250,000 and $312,500 ($125,000 multiplied by 2.50).	Under option 2, the death benefit would be the greater of $375,000 ($250,000 plus $125,000) and $312,500 ($125,000 multiplied by 2.50).
Therefore, the death benefit would be $312,500.	Therefore, the death benefit would be $375,000.

Suicide Exclusion

If death of either insured occurs within two years of the date we issue the policy (or date of reinstatement in most states) as a result of suicide, we will pay only a limited benefit equal to the premium payments paid less any indebtedness and any withdrawals (including withdrawal fees), and less the monthly costs of insurance on persons other than the insureds ever covered by rider.  We will pay you the net cash surrender value if it is greater.  If the first insured died by suicide, the surviving insured may use the benefit paid as a premium on a single life policy.

Effective Date of Coverage and Temporary Insurance

If we approve your application, the insurance coverage provided by your policy will be effective when you have received the policy, signed any applicable amendments to the application, and paid the required minimum initial premium while both insureds are alive and in the same health as indicated in the application. If we do not approve your application, we will notify you and return any premium you have paid.

You may be eligible for temporary insurance coverage between the date of your application and the effective date of your policy if you pay the required minimum initial premium with the application and meet certain underwriting standards.  The amount of temporary insurance coverage is subject to a maximum of $500,000. Such coverage will remain in effect for a maximum of 90 days and is subject to other restrictions.  The temporary insurance agreement is included in the application form.

Changes to Coverage

You can request a decrease in the face amount of your policy at any time after the first policy anniversary. You cannot decrease the face amount below $250,000.  The minimum amount of any decrease is $25,000. Your monthly cost of insurance charges will be lower immediately following a decrease because our net amount at risk will be lower.  You may not increase the face amount.

If you have additional life rider coverage, any requested decrease will be allocated proportionately between the base policy face amount and additional life rider face amount. You may eliminate additional life rider face amount only after the base policy face amount has been reduced to $250,000.

After the first policy year, you may change the death benefit option. We must approve any change in your death benefit option.  Changes in your death benefit option will be effective on the first monthly anniversary day after we approve your request.  If you change from option 1 to option 2, we will reduce the face amount by the amount, if any, needed to keep the death benefit the same both before and after the change. We will not allow this change if it causes the new face amount to fall below $250,000.  Your monthly cost of insurance charges will tend to be higher over the life of the policy if you change to option 2 because our net amount at risk will be higher.

If you change from option 2 to option 1, we will increase the face amount by the amount, if any, needed to keep the death benefit the same both before and after the change. Your monthly cost of insurance charges will tend to be lower over the life of the policy if you change to option 1 because our net amount at risk will be lower.

Extended Coverage Period

If the policy is in force, and not in a grace period, on the policy anniversary on which the younger insured is age 100, the policy will continue under the extended coverage provision. We will permanently transfer all of your variable account value into the fixed account.  We will set the interest rate on any outstanding loans equal to the interest rate we pay on loan collateral.  We will no longer accept premium payments, allow loans, or deduct policy charges.  The death benefit will be revised to equal the net cash surrender value of the policy, or, if you have purchased the Extended Coverage Benefit Rider, the death benefit will be revised to equal the greater of the face amount, less indebtedness, or the net cash surrender value of the policy.  You may make withdrawals or surrender the policy in full at any time during the extended coverage period. Partial withdrawals may reduce the death benefit.

Payment Options

We will pay the death benefit in a lump sum or under an income plan you or the beneficiary selects. If neither you nor the beneficiary selects an income plan, we will make a lump-sum payment of the proceeds. We typically make this lump-sum payment to a special account maintained by us. We provide the beneficiary with a checkbook to access these funds from that special account.

If you or the beneficiary selects an income plan, we will send you a separate written agreement putting the plan into effect. The following income plans are available in addition to other plans we may make available in the future or upon request:

Income Plan 1	Payments for Fixed Period — we make monthly payments for a fixed number of years.

Income Plan 2	Payments for Life—Guaranteed Period — we make monthly payments for a guaranteed period or the life of the payee, whichever is longer.

Income Plan 3	Payments of a Fixed Amount — we make monthly payments of a fixed amount until an amount equal to the proceeds plus accrued interest has been paid.

Income Plan 4	Life Annuity—No Guaranteed Period — we make monthly payments for the life of the payee.

Income Plan 5	Joint and Survivor — we make monthly payments as long as one of two payees is alive.

Minimum guaranteed payments under any of these income plans are calculated with a minimum effective annual interest rate of 3%.  In addition, minimum guaranteed payments under life income plans are based on the Annuity 2000 Table, with Projection Scale G, adjusted for age last birthday. Payments under an income plan do not vary with the investment experience of the sub-accounts.

While an insured is alive, you may select an income plan under which we will pay the death benefit of your policy. If the second insured dies and you have not selected an income plan, the beneficiary may select an income plan. If you select an income plan before the second insured’s death, the beneficiary may not change the income plan after the second insured’s death.

The income plan selected and the time when the income plan is selected can affect the tax consequences to you or the beneficiary. You should consult your tax advisor before selecting an income plan.

POLICY VALUES AND VALUATION

Account Value

The policy’s account value is a cash value that you may withdraw, or borrow against, subject to certain limits and to the charges described in this prospectus. The account value is the sum of your interest in the sub-accounts, the fixed account and the loan account at any time.  The account value varies with the investment experience of the sub-accounts.  There is no guaranteed minimum account value.

Net Cash Surrender Value

The net cash surrender value is the account value less any outstanding indebtedness and less any surrender charge that would apply on a full surrender or termination of your policy.

Valuation of the Sub-Accounts

The value of your interest in a sub-account is measured in accumulation units. An accumulation unit is an accounting unit of measure. It is similar to a share of a mutual fund. The value of an accumulation unit (“accumulation unit value”) varies from day to day depending on the investment performance (and expenses) of the fund in which the sub-account is invested.

The accumulation unit value of each sub-account is calculated at the end of each valuation date. A valuation date is any day the New York Stock Exchange is open for business. The value of an accumulation unit at the close of any valuation date is determined for each sub-account by multiplying the accumulation unit value of the sub-account at the close of the immediately preceding valuation date by the “net investment factor” (described below). Depending upon investment performance of the underlying fund in which the sub-account is invested, the accumulation unit value may increase or decrease.

The net investment factor for each sub-account for any valuation date is determined by dividing (a) by (b), where:

(a) equals:	(1) the net asset value per share of the underlying fund at the end of the current valuation date, plus

(2) the per share amount of any dividend or capital gain distribution made by the underlying fund on shares held in the sub-account if the “ex-dividend” date occurred between the end of the immediately preceding valuation date and the end of the current valuation date, plus or minus

(3) a per share charge or credit for any taxes incurred, which are determined by Columbus Life to have resulted from the investment operations of the sub-account between the end of the immediately preceding valuation date and the end of the current valuation date;

(b) is the net asset value per share of the underlying fund determined at the end of the immediately preceding valuation date.

When you allocate net premium or transfer amounts to a sub-account, your account value is credited with accumulation units. Other transactions, such as withdrawals and payments of monthly policy charges, will decrease the number of accumulation units. The number of accumulation units added to or subtracted from your account value is calculated by dividing the dollar amount of the transaction by the accumulation unit value for the sub-account at the close of trading on the valuation date when we process the transaction.

SURRENDER AND PARTIAL WITHDRAWALS

Surrender

You may surrender your policy and withdraw all of your net cash surrender value. We assess a surrender charge if you surrender your policy in full during the first 12 policy years. A full surrender will terminate your policy. A full surrender of your policy may have tax consequences.

Partial Withdrawals

At any time after the first policy year, you can withdraw part of your net cash surrender value less any applicable withdrawal fees. We charge a fee of $50 for each withdrawal after the first in a policy year. Each withdrawal must be at least $500.

Withdrawals and related fees will reduce your account value. We deduct the amount withdrawn (and any applicable withdrawal fee) on a pro-rata basis from each of your investment options. No withdrawal may be made that would reduce your net cash surrender value below $250.

Except when your death benefit is death benefit option 2, a withdrawal may also reduce the face amount of your policy. (If a withdrawal would cause the difference between the death benefit and the account value to increase after the withdrawal, our net amount at risk would increase.  To offset this increase, we will decrease the face amount by the amount needed to keep that difference the same.) No withdrawal can reduce the face amount of your policy below $250,000.

A withdrawal may have tax consequences. See the Taxes section of this prospectus.

Canceling the Policy without Penalty

You may cancel the policy within 10 days after you receive it. The period may be longer in some states. If you cancel your policy during this free look period, we will refund to you all premiums allocated to the fixed account, all charges we deducted from your policy, and the current value of premiums you allocated to the sub-accounts calculated on the day we receive your notice of cancellation. In some states we refund all premiums you paid.

To cancel your policy, you must return it either to us at the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850, or to one of our agents, within the free look period.

After the free look period ends, you can surrender the policy for its net cash surrender value by notifying us in writing, but you cannot cancel the policy without incurring any charges.

Delay in Payment

We will generally send payments and loan proceeds to you within 7 days of the date we process your surrender, withdrawal or loan request. We may delay payments from a sub-account for any of the following reasons:

•                  You have made a premium payment by check or preauthorized transfer that has not cleared the banking system.

•                  The New York Stock Exchange is closed on a day that it normally would be open.

•                  The Securities and Exchange Commission has determined that trading on the New York Stock Exchange is restricted.

•                  The Securities and Exchange Commission has determined that, because of an emergency, it is not reasonably practicable for the sub-accounts to sell securities or to fairly determine the value of their investments.

•                  The Securities and Exchange Commission permits us to postpone payments from the sub-accounts for your protection.

We may delay transfers from the sub-accounts for the same reasons.

We reserve the right to delay payments or transfers from the fixed account for up to 6 months or a shorter period if required by state law. We do not expect to delay payments from the fixed account and we will notify you if there will be a delay.

LOANS

You can borrow money from us by using your policy as the sole collateral for the loan. The most you can borrow against your policy is 90% of your net cash surrender value, less an amount equal to the monthly policy charges for the next two months.

If you borrow money, we will transfer an amount equal to the amount of the loan from each of your investment options on a pro-rata basis to your loan account. Your loan account holds the collateral for your loan. Because the amounts transferred to the loan account do not participate in the experience of the sub-accounts or the fixed account, a loan can have a negative effect on both the policy’s account value and death benefit, whether or not the loan is repaid.

We pay interest on your loan account. The minimum interest we pay is 3% annually.

We charge interest on the amounts you borrow at a maximum loan interest rate of 4% annually. The loan interest rate is fixed for the life of the loan. Interest is due on each policy anniversary and on the date the loan is repaid. If you do not pay the interest when it is due, we will treat it as an additional loan.

You can repay all or part of your loan at any time while an insured is living. When you make a payment toward the principal amount of your loan, we transfer the amount of the loan payment from your loan account back to your investment options on a pro-rata basis according to your allocation instructions at that time. You must specifically designate a payment as a loan repayment or we will treat it as an additional premium payment instead.

If you do not repay the loan before the second insured dies, we will deduct the outstanding loan amount (“indebtedness”) when determining your death benefit. If you do not repay the loan before you surrender your policy, we will deduct the indebtedness to determine the net cash surrender value proceeds.

If the indebtedness causes your net cash surrender value to become negative, we can terminate your policy. We will tell you that we intend to terminate your policy by mailing a notice to you at least 61 days before we terminate your policy. The notice will tell you the minimum amount of loan repayment that you must pay to keep your policy in force. We will mail the notice to your address as shown on our records. If our records indicate that someone holds your policy as collateral, we will also mail a copy of the notice to that person’s address as shown on our records.

Note that if a policy is surrendered or lapses with outstanding indebtedness, the indebtedness will be deemed to be a distribution subject to ordinary income tax.

LAPSE AND REINSTATEMENT

If your net cash surrender value on a monthly anniversary day is not sufficient to pay the monthly policy charges for the current month, and your policy does not meet the minimum premium test under the no-lapse guarantee (during the no-lapse guarantee period) your policy will enter a grace period.  A grace period is a 61-day period that starts on the day after we mail you a notice.  We will mail grace period notices to you at your address as shown on our records.  We also mail these notices to anyone holding your policy as collateral as shown on our records at the collateral holder’s address as shown on our records.  The notice will tell you the amount of premium you need to pay to keep the policy in force.  The amount will be the lesser of 1) the amount needed under the no-lapse guarantee to keep the policy in force through the end of the grace period; or 2) the premium needed to pay the monthly policy charges due through the end of the grace period. If you have outstanding indebtedness, you will also have the option of making loan repayment sufficient to keep the policy in force.

If you do not pay the needed premium or loan repayment, your policy will lapse, or terminate, at the end of the 61-day grace period.  If you pay the needed premium or loan repayment, your policy will continue in force.  If the last surviving insured dies during the grace period, we will deduct the monthly charges due from the death benefit.

You may apply to reinstate the policy within five years (or a shorter period in some states) after the date it lapses.  The policy can be reinstated if either 1) both insureds are alive or 2) one insured is alive and the policy ended after the death of the other insured. In order to reinstate, we must approve your application for reinstatement, you must pay any past charges due plus charges for three months beyond the date of reinstatement, and you must repay or reinstate any indebtedness.

TAXES

Following is a summary of the material federal tax consequences to an owner and beneficiary of a policy. State and local taxes are not discussed herein. This summary is for your information.  We do not guarantee that the policy will always receive the tax treatment described.  This summary is general in nature. It is not tax advice.  You should consult a qualified tax advisor for more complete information.

This discussion is based on federal income tax law and interpretations in effect as of the date of this prospectus and is subject to later changes in such tax law or interpretations.  This discussion assumes that the policy owner is a natural person who is a U.S. citizen and resident.  The tax effects for an owner who is not a natural person, U.S. citizen or U.S. resident may be different than the effects discussed herein.

Tax Status of Policy

We intend for the policy to meet the definition of a “life insurance contract” under Section 7702 of the Internal Revenue Code (“Code”). The earnings in a policy meeting the definition of “life insurance contract” are tax-deferred until withdrawn. The death proceeds are generally excluded from the beneficiary’s gross income.  A policy could fail to qualify as a “life insurance contract” if excessive premiums are paid into the policy.  We monitor premium payments and will refuse to accept premiums that would cause the policy to fail to qualify as life insurance.

Modified Endowment Contract

A modified endowment contract (“MEC”) is a life insurance contract that is issued in exchange for a MEC, or a life insurance contract that does not satisfy the “7-pay test”.  The 7-pay test compares the actual premium paid in the first 7 policy years against a pre-determined premium amount as set forth in Code Section 7702A.  If there is a material change to a policy, such as a change in the policy’s death benefit, a policy may be subjected to a new 7-pay test to determine if the change has caused the policy to become a MEC. The new 7-pay test may be over the same, or a new, 7-year period.

Tax Consequences of Withdrawals and Loans

Tax treatment of distributions depends on whether a policy is a modified endowment contract or not. The following table indicates the tax treatment loans and withdrawals ordinarily receive.

	Policy is Not a MEC	Policy is a MEC
Withdrawals	Deemed to be distribution of cost basis first, then earnings. Distributions of cost basis not subject to income tax.	Deemed to be distribution of earnings first, then cost basis. Distributions of earnings are subject to ordinary income tax.*

Loans	Not subject to income tax until policy is surrendered or lapses. Outstanding loan amount deemed to be distribution subject to ordinary income tax (in whole or in part) on surrender or lapse.	Loans are subject to ordinary income tax to the extent of any gain in the contract.*

* There will be an additional 10% penalty tax if the policy is a MEC and the distribution occurs before age 59 1/2, unless the policy owner is disabled (as defined under the Code), or if the distribution is part of a series of substantially equal periodic payments for the owner’s life (or life expectancy) or the joint lives (or joint life expectancies) of the owner and a beneficiary under the policy.

There may be exceptions to the above rules.  For example, if a policy is not a MEC, Code Section 7702 places certain restrictions on the amount of premium payments that may be made and the policy’s cash value that can accumulate relative to the death benefit.  When cash distributions are made during the first 15 years after a policy is issued, and such distributions cause a reduction in the death benefit, some or all of such distributions may be includible in income pursuant to Code Section 7702(f)(7).  Policy owners should carefully consider the consequences of initiating any changes in the terms of the policy. Under certain circumstances, a policy, as stated above, may become a MEC, or may become subject to a new 7-pay test as a result of a material change or reduction in benefits.

Accelerated Death Benefits

Whether or not a policy is a modified endowment contract, amounts received under an accelerated death benefit rider may be excludable from gross income under Section 101(g) in some circumstances, but such amounts are not always excludable.  We reserve the right to modify the accelerated death benefit rider as we deem necessary in order to comply with changes in federal tax law and to preserve the status of a policy as a life insurance contract.  You should consult a qualified tax advisor regarding the possible consequences of receiving an accelerated death benefit.

Extended Coverage

Due to uncertainties in interpretations of current tax law, it is uncertain whether a policy will fail to qualify as a life insurance contract if coverage is continued beyond the younger insured’s age 100.  You should consult a qualified tax advisor regarding the possible tax consequences of continuing coverage beyond the insured’s age 100.

Policy Split Option

The policy split option permits a policy to be split into two single life policies upon the occurrence of certain events. It is not clear whether a policy split will be treated as a nontaxable exchange under Section 1035 of the Internal Revenue Code.  If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the policy at the time of the split.  In addition, it is not clear whether, in all circumstances, the resulting individual contracts would be treated as life insurance contracts for federal income tax purposes, and if so, whether they would be classified as modified endowment contracts.  Before the policy owner exercises rights provided by the policy split option, it is important to consult a qualified tax advisor regarding the possible consequences of a split.

Tax Consequences on Insured’s Death

Death proceeds payable to a beneficiary under a policy meeting the definition of a “life insurance contract” are generally excludable from the beneficiary’s gross income.

If the owner is an insured under the policy, the death benefit under the policy generally will be includible in the owner’s estate for purposes of federal estate tax if: (1) the proceeds were payable to or for the benefit of the owner’s estate; or (2) the owner held any “incident of ownership” in the policy at death or at any time within three years of death.  An “incident of ownership” is, in general, any right that may be exercised by the owner, such as the right to borrow on the policy, or the right to name a new beneficiary.

Death of Owner who is Not the Insured

If the owner is not an insured under the policy, and the owner dies before the second insured, the value of the policy, as determined under U.S. Secretary of Treasury regulations, is includible in the owner’s estate for federal estate tax purposes.

Transfers

If a policy owner transfers ownership of a policy to another person, the transfer may be subject to federal gift tax.  In addition, if a policy owner transfers ownership to a person two or more generations younger than the owner, the transfer may be subject to generation-skipping transfer tax.  The generation-skipping transfer tax provisions generally apply to transfers that would be subject to the gift and estate tax rules.

Federal Estate and Gift Tax

Federal estate tax is integrated with federal gift tax under a unified rate schedule.  In general, in 2009, an estate of less than $3,500,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability.  In addition, an unlimited marital deduction may be available for federal estate tax purposes to the extent an estate is to be distributed to the surviving spouse of the deceased.

The generation-skipping transfer tax rate is equal to the maximum estate tax rate (45% in 2009) and there is a provision for a lifetime exemption amount of $3,500,000 for 2009.  Due to the complexity of these rules and the changes made in the federal estate, gift and generation-skipping tax laws under the Economic Growth and Tax Relief Reconciliation Act of 2001, you should consult a qualified tax advisor regarding such taxes.

Corporate and Qualified Retirement Plan Ownership

There are special tax issues for corporate and qualified retirement plan owners:

•                  If a policy is purchased by a trust or other entity that forms part of a qualified retirement plan that is qualified as a tax-favored plan under Code Section 401(a) for the benefit of participants covered under the plan, special tax treatment will apply to the policy.

•                  Using a policy to fund deferred compensation arrangements for employees has special tax consequences.

•                  Corporate ownership of a policy may affect an owner’s liability under the alternative minimum tax.

Policy owners should consult a qualified tax advisor regarding these matters.

Withholding

Distributions from a policy (other than the payment of a tax-free death benefit under the policy) are generally subject to federal income tax withholding. An owner is generally permitted to elect not to have federal income taxes withheld if the owner notifies us in a timely manner of the election (and meets certain reporting requirements as to such election).  A distribution from a modified endowment contract may be subject to mandatory back-up withholding (which cannot be waived) if no taxpayer identification number is provided to Columbus Life or if the IRS notifies Columbus Life that back-up withholding is required.  The mandatory back-up withholding rate is currently 31% of the income that is distributed.

LEGAL PROCEEDINGS

Columbus Life and its affiliates are or may become involved in various legal actions in the normal course of business.  Although there can be no assurances, as of the date of this prospectus, Columbus Life does not anticipate that the ultimate liability arising from potential, pending or threatened legal actions, after consideration of provisions made for estimated losses and costs of defense, will have a material adverse effect on the financial condition or operating results of Columbus Life.  As of the date of this prospectus, Columbus Life, Separate Account 1, and  Touchstone Securities, Inc., are not involved in any legal or administrative proceedings that are material to the policies.

FINANCIAL STATEMENTS

The financial statements of Separate Account 1, and the financial statements (statutory-basis) of Columbus Life and WSLIC are included in this Statement of Additional Information. The financial statements of Columbus Life are relevant only for the purpose of showing the ability of Columbus Life to meet its contractual obligations under the policies. The financial statements of WSLIC are relevant only for the purpose of showing the ability of WSLIC, as guarantor, to meet its obligations under the guarantee.  The financial statements (statutory-basis) of Columbus Life and WSLIC do not show or contain any information about the investment performance of Separate Account 1.

TERMINOLOGY INDEX

A

account value	39
accumulation unit	39
accumulation unit value	39
additional life rider face amount	28

C

cash value	39
Columbus Life	11

D

death benefit	34

E

extended coverage	37

F

face amount	34
fixed account	16
free look	41

G

grace period	44

I

income plan	38
indebtedness	43
initial premium	32

L

loan account	43

M

monthly anniversary day	18

N

net amount at risk	18
net cash surrender value	39
net premium	33

P

planned premium	32
policy anniversary	5
policy years	5

R

risk class	23

S

Separate Account 1	11
sub-accounts	11

T

target premium	33
term no-lapse guarantee	33

V

valuation date	39
variable account value	20

STATEMENT OF ADDITIONAL INFORMATION

A statement of additional information (SAI) contains more information about Separate Account 1.  The SAI is incorporated by reference into this prospectus.  You may request that we send you a free copy of the SAI, or you may access it on our website at www.columbuslife.com under “Products and Services.”

PERSONALIZED ILLUSTRATION

We will provide a free personalized illustration of hypothetical death benefits, account values, and cash surrender values to you upon request.  After the policy is issued, we may charge a fee for each illustration after the first in a policy year.

CONTACT US

Call us at 1-800-677-9595

•                  for a free copy of the SAI

•                  to request a personalized illustration

•                  to request other information about the policy

•                  to inquire about your policy or to request policy transactions*

You may also write to Columbus Life Customer Service at P.O. Box 2850, Cincinnati, Ohio, 45201-2850.

*We have established security procedures for telephone transactions, such as recording telephone calls. We may also require a personal identification number or other identifying information. We will not be liable for losses due to unauthorized or fraudulent telephone instructions if we follow reasonable security procedures and reasonably believe the instructions are genuine.

You can review and copy other information about the policy, Columbus Life Insurance Company and Separate Account 1 (including the SAI) at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.  For information about the operation of the public reference room, call the SEC at 1-202-942-8090.  Reports and other information about the Registrant are available on the Securities and Exchange Commission’s website at http://www.sec.gov.  You may obtain copies of the information, for a fee, by writing to the Public Reference Section of the Securities and Exchange Commission, 450 Fifth Street N.W., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09337.

Securities Act File No. 333-73390

Statement of Additional Information

May 1, 2009

Columbus Life Insurance Company

Separate Account 1

LEGACY SURVIVORSHIP VARIABLE UNIVERSAL LIFE

PINNACLE II VARIABLE UNIVERSAL LIFE

Issued by Columbus Life Insurance Company, Cincinnati, Ohio

This statement of additional information is not a prospectus. It contains information in addition to the information set forth in the current prospectuses dated May 1, 2009 for the individual and survivorship variable universal life policies offered by Columbus Life Insurance Company through its Separate Account 1. You should read this statement of additional information in conjunction with the prospectus for the appropriate policy. Unless otherwise noted, the terms used in this statement of additional information have the same meanings as those set forth in the prospectuses.

You may request that we send you a free copy of the prospectus for a policy by calling Columbus Life Customer Service at 1-800-677-9595, or by writing to us at P.O. Box 2850, Cincinnati, Ohio 45201-2850. You may also access a copy of the prospectus for each policy on our website at http://www.columbuslife.com under “Products and Services.”

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	3

ADMINISTRATION AND DISTRIBUTION OF THE POLICIES	4

TAXES	6

FINANCIAL STATEMENTS	7

GENERAL INFORMATION AND HISTORY

Columbus Life Insurance Company

Columbus Life Insurance Company (Columbus Life) is a stock life insurance company organized under the laws of the State of Ohio on September 8, 1986. It is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (WSLIC), a stock life insurance company organized under the laws of the State of Ohio on February 23, 1888, which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company, a mutual holding company organized under the laws of the State of Ohio on September 19, 2000. Columbus Life issues insurance and annuity contracts and is located at 400 East Fourth Street, Cincinnati, Ohio 45202. Columbus Life is subject to supervision by the departments of insurance of the various states in which it is licensed to transact business.

Separate Account 1

Columbus Life established Columbus Life Insurance Company Separate Account 1 (Separate Account 1) under Ohio law on September 10, 1998. Separate Account 1 is registered with the SEC as a unit investment trust.

AIM, DWS, Fidelity Investments, Franklin Templeton, Janus,  Oppenheimer, Putnam, Pimco, Rydex, and Van Kampen funds offer shares to Separate Account 1, and other separate accounts of affiliated and unaffiliated life insurance companies to fund benefits under variable annuity contracts and variable life insurance policies, and may also offer shares to certain qualified plans. Touchstone funds offer shares to the separate accounts of affiliated life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. We do not foresee any disadvantage to you arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various purchasers of contracts and policies to conflict. For example, violation of the federal tax laws by one separate account investing in a fund could cause the contracts or policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken.

If a material irreconcilable conflict arises between separate accounts, a separate account may be required to withdraw its investment in a fund. If it becomes necessary for a separate account to replace its shares of a fund with another investment, the fund may have to liquidate portfolio securities on a disadvantageous basis. At the same time, the funds are subject to conditions imposed by the Securities and Exchange Commission that are designed to prevent or remedy any conflict of interest. These conditions require the Board of Trustees of each fund to monitor events in order to identify any material irreconcilable conflict that may possibly arise and to determine what action, if any, should be taken to remedy or eliminate the conflict.

The Western and Southern Life Insurance Company

The Western and Southern Life Insurance Company (WSLIC) is a stock life insurance company incorporated under the laws of the State of Ohio on February 23, 1888. WSLIC’s principal executive office is located at 400 Broadway, Cincinnati, Ohio  45202. WSLIC is licensed in 43 states of the United States and the District of Columbia. WSLIC is an affiliate of Columbus Life.

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ADMINISTRATION AND DISTRIBUTION OF THE POLICIES

Administration

Columbus Life has responsibility for administration of Separate Account 1 and the variable universal life insurance policies issued through the separate account (Policies). Columbus Life has entered into a Service Agreement with WSLIC, an affiliated company, to provide certain services, including administrative services for the Separate Account and the policies. Compensation for these services, which are paid by Columbus Life, is based on the charges and expenses incurred by the service provider, and will reflect actual costs to the extent reasonably possible.

Custodian

Columbus Life is the custodian of the assets of the Separate Account. The shares are held in book-entry form. Columbus Life maintains a record of all purchases and redemptions of shares of the underlying portfolios.

Underwriter

Touchstone Securities, Inc. (TSI) is the sole distributor of the policies. TSI is a wholly-owned subsidiary of Western Southern Life Assurance Company (WSLAC) which is a wholly-owned subsidiary of WSLIC. TSI is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA) and Securities Investor Protection Corporation (SIPC).

Sales

The policies will be sold by registered representatives of TSI, or other broker-dealers who have entered into agreements with TSI, who are licensed as insurance agents and appointed with Columbus Life. They are registered under the Securities Exchange Act of 1934 and are members of FINRA.

The offering of the policies is continuous. Columbus Life does not anticipate discontinuing offering the policies, although it reserves the right to do so.

We make payments to broker-dealer firms that distribute our policies in the form of commissions and other incentives. Broker-dealers or registered representatives may be paid commission of up to 120% of the first year target premium and up to 3% of all premiums in excess of first year target premium. Each year thereafter, Columbus Life may pay a commission of 3% or less on all premiums paid on a policy. Each year after the first, Columbus Life may also pay a service fee of 0.20% or less of the account value, less any indebtedness. Other allowances and overrides may also be paid. Registered representatives who meet certain profitability and productivity thresholds may be eligible for additional compensation.

4

Sales commissions attributable to the Columbus Life individual and survivorship variable universal life policies (including certain policies that are no longer available for sale) paid by Columbus Life to TSI over the last three years are shown below.

	Sales	Amounts
For the Year Ended	Commissions Paid	Retained by Distributor

December 31, 2006	$934,083	$0
December 31, 2007	$1,654,242	$0
December 31, 2008	$976,247	$0

We may also make additional payments in the form or expense reimbursements or marketing allowances to the broker-dealers that distribute our policies in exchange for privileges, including additional or special access to broker-dealer sales staff, opportunities to provide and attend training and other conferences, and marketing enhancement of our policies. The method for calculating any additional compensation may include consideration of the level of sales or assets attributable to the firm. Not all broker-dealers receive additional compensation and the amount of compensation varies by firm. The payments could be significant to a firm and, therefore, could be deemed to be a conflict of interest. We generally choose to compensate broker-dealers that have a strong capacity to distribute our policies and that are willing to cooperate with our promotional efforts.

The following list includes the names of firms that received revenue sharing or similar payments of more than $5,000 with respect to life insurance sold for Columbus Life during the last calendar year:  Capital Analysts, Inc., Questar Capital, Inc., and W& S Brokerage Services, Inc.  Capital Analysts, Inc. and W&S Brokerage Services, Inc. are affiliates of Columbus Life.

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TAXES

Your policy will be treated as “life insurance” for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”), and (b) for as long as the investments made by the mutual funds available for investment under the policy satisfy certain investment diversification requirements under Code Section 817(h). We believe that the policy will meet the statutory definition of life insurance. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary’s gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured’s death. However, if the policy is transferred for valuable consideration, then a portion of the death benefit payable under the policy may be includable in the beneficiary’s gross income.

Your policy will generally be considered under the Code to be a “modified endowment contract” if the policy meets the requirements of Code Section 7702 but fails the “7-pay test” of Code Section 7702A. A life insurance policy will be classified as a modified endowment contract if premiums are paid more rapidly than allowed by the 7-pay test. The 7-pay test is described in the Taxes section of each prospectus.

Diversification

As has been noted before, your policy will be treated as “life insurance” for federal income tax purposes only if, among other things, the investments made by the mutual funds available for investment under the policy satisfy certain investment diversification requirements under Code Section 817(h).

The U.S. Secretary of the Treasury has issued regulations that implement the investment diversification requirements of Code Section 817(h). If there is a failure to comply with these regulations, your policy will be disqualified as a life insurance policy under Code Section 7702 and you will be subject to federal income tax on the income under the policy for the period of disqualification and for subsequent periods, unless the failure was inadvertent, is corrected, and you, as policy owner or the issuer pays an amount to the IRS. Separate Account 1, through the funds, therefore intends to comply with these requirements.

In connection with the issuance of then temporary regulations, the U.S. Secretary of the Treasury has stated that it anticipated the issuance of guidelines that could describe certain circumstances in which your ability as the owner of your policy to direct your investments under the policy to particular sub-accounts within Separate Account 1 would cause you, rather than Columbus Life, to be treated as the owner of the assets of Separate Account 1. If you were considered the owner of the assets of Separate Account 1, income and gains from Separate Account 1 would be included in your income for federal income tax purposes. Columbus Life thus reserves the right to amend the policy in any way necessary to avoid any such result.

As of the date of this prospectus, however, no such guidelines have been issued, although the U.S. Secretary of the Treasury has informally suggested that any such guidelines could limit the number of investment funds or frequency of transfers among such funds. If issued, these guidelines may be applied retroactively.

6

Taxation of Columbus Life

Columbus Life is taxed as a life insurance company under federal income tax laws. Columbus Life does not initially expect to incur any income tax on the earnings or the realized capital gains attributable to Separate Account 1. If, in the future, Columbus Life determines that Separate Account 1 may incur federal income taxes, then it may assess a charge against the sub-accounts for those taxes. Any charge will reduce your policy’s account value.

We may have to pay state, local or other taxes in addition to premium taxes. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to Separate Account 1 or allocable to your policy.

In addition, certain funds in which the sub-accounts are invested may elect to pass through to Columbus Life taxes withheld by foreign taxing jurisdictions of foreign source income. Such an election may result in additional taxable income and income tax to Columbus Life, which could result in charges being made for such taxes. The amount of the additional income tax, however, may be more than offset by credits for the foreign taxes withheld that are also passed through. These credits may provide a benefit to Columbus Life.

FINANCIAL STATEMENTS

The financial statements of Separate Account 1 as of December 31, 2008, and for the periods indicated in the financial statements, the statutory-basis financial statements of Columbus Life as of December 31, 2008 and 2007, and for each of the years in the period ended December 31, 2008, and the statutory-basis financial statements of The Western and Southern Life Insurance Company (WSLIC) as of December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, included in this SAI have been audited by Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, independent registered public accounting firm, as set forth in their reports included herein. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on the authority of such firm as experts in accounting and auditing.

The financial statements of Separate Account 1, and the financial statements (statutory-basis) of Columbus Life and WSLIC are included in this Statement of Additional Information. The financial statements of Columbus Life are relevant only for the purpose of showing the ability of Columbus Life to meet its contractual obligations under the policies. The financial statements of WSLIC are relevant only for the purpose of showing the ability of WSLIC, as guarantor, to meet its obligations under the guarantee. The financial statements (statutory-basis) of Columbus Life and WSLIC do not show or contain any information about the investment performance of Separate Account 1.

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Distributor

Touchstone Securities, Inc.*

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

Columbus Life Variable Universal Life Service Center

P.O. Box 2850

Cincinnati, Ohio 45201-2850

(800) 677-9595

*A registered broker/dealer and member of FINRA and SIPC

STATEMENT OF
ADDITIONAL INFORMATION
May 1, 2009

FINANCIAL STATEMENTS

Columbus Life Insurance Company Separate Account 1

Year Ended December 31, 2008 with Report of Independent Registered Public Accounting Firm

Columbus Life Insurance Company

Separate Account 1

Financial Statements

Year Ended December 31, 2008

Report of Independent Registered Public Accounting Firm

The Contract Owners of Columbus Life Insurance Company Separate Account 1 and the Board of Directors of Columbus Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of Columbus Life Insurance Company Separate Account 1 (the Separate Account), comprised of the separate account divisions described in Note 1 to the financial statements, as of December 31, 2008, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those individual divisions operating for portions of such periods as disclosed in the financial statements.  These financial statements are the responsibility of the Separate Account’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures also included confirmation of investments owned as of December 31, 2008, by correspondence with the fund companies, or their transfer agents, as applicable.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting the Columbus Life Insurance Company Separate Account 1 at December 31, 2008, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Cincinnati, Ohio

April 7, 2009

1

Columbus Life Insurance Company Separate Account 1

Statements of Assets and Liabilities

December 31, 2008

		Receivable from
		(payable to) the
	Investments	general account
Division	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Affiliated:
Touchstone Baron Small Cap Growth	$484,363	$(26)	$484,337	$14.68	(1)	13,737
				14.68	(2)	274
				14.68	(3)	17,240
				13.73	(4)	1,873
Touchstone Core Bond	2,263,107	7	2,263,114	13.09	(1)	167,862
				13.09	(2)	4,139
				13.56	(4)	893
Touchstone Mid Cap Growth	1,096,798	(102)	1,096,696	13.45	(1)	38,761
				13.45	(2)	10,965
				13.45	(3)	19,194
				17.82	(4)	9,506
Touchstone High Yield	2,103,602	(10)	2,103,592	12.15	(1)	144,963
				12.15	(2)	7,595
				12.15	(3)	17,871
				11.38	(4)	2,904
Touchstone Large Cap Core Equity	3,735,028	(0)	3,735,027	8.85	(1)	387,946
				8.85	(2)	12,924
				8.85	(3)	7,960
				7.44	(4)	15,761
Touchstone Money Market	1,687,576	(2,464)	1,685,112	11.96	(1)	39,199
				11.96	(2)	46
				11.96	(3)	88,542
				11.62	(4)	13,525
Touchstone Third Avenue Value	994,309	(21)	994,288	13.65	(1)	47,351
				13.65	(2)	3,203
				13.65	(3)	16,643
				11.26	(4)	6,850
Touchstone Moderate ETF	315,476	(2)	315,474	8.13	(1)	21,255
				8.13	(2)	2,676
				8.13	(3)	10,219
				8.08	(4)	4,698
Touchstone Aggressive ETF	6,950	—	6,950	7.31	(2)	950
Touchstone Enhanced ETF	8,907	—	8,907	7.17	(2)	1,242
Non-Affiliated:
Alger American Large Cap Growth	61,631	4	61,635	6.08	(4)	10,130
Alger American Small Cap Growth	37,638	4	37,642	6.90	(4)	5,456
JP Morgan Mid Cap Value	9,313	(948)	8,365	13.12	(1)	541
				13.12	(2)	96
PIMCO Long-term U.S. Government Bond	80,677	(56)	80,621	20.87	(4)	3,863
Rydex Alternative Strategies	238	4	242	9.82	(2)	25
Non-Affiliated Initial Class:
Fidelity VIP Money Market	384,068	(3)	384,064	12.52	(1)	27,297
				12.52	(2)	3,374
MFS Growth	48,338	(20)	48,318	6.83	(4)	7,077
MFS Investors Trust	17,829	(134)	17,695	7.86	(4)	2,252
Non-Affiliated Service Class:
Janus Mid Cap Growth	24,156	(16)	24,140	8.40	(1)	1,705
				8.40	(2)	181
				8.40	(3)	989
Janus Forty	158,044	224	158,268	10.11	(1)	12,686
				10.11	(2)	552
				10.11	(3)	2,418
Janus Worldwide Growth	51,311	—	51,311	6.62	(1)	5,953
				6.62	(2)	1,802

(1)          Pinnacle

(2)          Pinnacle II

(3)          Legacy

(4)          Flexible Premium

See accompanying notes

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Columbus Life Insurance Company Separate Account 1

Statements of Assets and Liabilities (continued)

December 31, 2008

		Receivable from
		(payable to) the
	Investments	general account
Division	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Non-Affiliated Service Class (continued):
MFS Core Equity	$21,790	$6	$21,796	$6.68	(1)	3,132
				6.68	(2)	87
				5.86	(4)	53
MFS Growth	27,739	1	27,740	7.69	(1)	2,971
				7.69	(2)	86
				7.69	(3)	551
MFS Mid Cap Growth	27,446	1	27,447	4.87	(1)	3,952
				4.87	(2)	1,162
				4.87	(3)	15
				3.78	(4)	659
MFS New Discovery	22,933	16	22,949	7.59	(1)	2,471
				7.59	(2)	72
				6.42	(4)	570
Oppenheimer Mid Cap	60,627	(8)	60,619	5.95	(1)	8,753
				5.95	(2)	502
				5.95	(3)	932
Oppenheimer Strategic Bond	1,013,917	3	1,013,920	14.27	(1)	26,315
				14.27	(2)	44,742
Oppenheimer International Growth	496,370	—	496,370	10.89	(1)	22,692
				10.89	(2)	1,734
				10.89	(3)	21,162
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager	60,071	(6)	60,065	10.45	(1)	3,044
				10.45	(2)	1,683
				9.34	(4)	1,140
Fidelity VIP Balanced	350,610	14	350,624	9.77	(1)	23,468
				9.77	(2)	1,185
				9.77	(3)	4,229
				8.66	(4)	7,894
Fidelity VIP Contrafund	835,336	(23)	835,313	11.77	(1)	34,889
				11.77	(2)	294
				11.77	(3)	28,656
				10.40	(4)	8,091
Fidelity VIP Equity-Income	557,764	(59)	557,705	8.85	(1)	30,572
				8.85	(2)	942
				8.85	(3)	29,103
				7.76	(4)	2,713
Fidelity VIP Growth	169,382	(6)	169,376	6.99	(1)	18,621
				6.99	(2)	1,613
				6.99	(3)	2,342
				5.85	(4)	1,980
Fidelity VIP Growth & Income	305,670	(3)	305,667	8.68	(1)	20,347
				8.68	(2)	9,621
				8.68	(3)	3,763
				7.58	(4)	1,704
Non-Affiliated Service Class 2:
Fidelity VIP Mid Cap	903,631	(15)	903,616	15.50	(1)	30,719
				15.50	(2)	7,174
				15.50	(3)	15,211
				13.88	(4)	5,811
Fidelity VIP Freedom 2015	2,896	—	2,896	7.48	(2)	387
Fidelity VIP Freedom 2020	664	—	664	6.98	(2)	95
Fidelity VIP Freedom 2025	6,388	—	6,388	6.83	(2)	935
Fidelity VIP Freedom 2030	5,041	(1)	5,040	6.48	(2)	778

(1)          Pinnacle

(2)          Pinnacle II

(3)          Legacy

(4)          Flexible Premium

See accompanying notes

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Columbus Life Insurance Company Separate Account 1

Statements of Assets and Liabilities (continued)

December 31, 2008

		Receivable from
		(payable to) the
	Investments	general account
Division	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Non-Affilitated Series I:
AIM V.I. Capital Appreciation	$114,706	$2	$114,708	$6.27	(4)	18,292
AIM V.I. Government Securities	26,158	(4)	26,154	15.54	(4)	1,683
Non-Affiliated Class 1B:
Putnam Growth and Income	101,220	(34)	101,186	9.75	(1)	4,953
				9.75	(2)	795
				9.75	(3)	4,628
Putnam International Equity	249,459	(40)	249,419	13.22	(1)	5,420
				13.22	(2)	379
				13.22	(3)	3,171
				12.56	(4)	10,414
Putnam New Opportunities	1,048	8	1,056	10.69	(1)	10
				10.69	(2)	89
Putnam Small Cap Value	191,755	10	191,764	12.12	(1)	4,809
				12.12	(2)	2,242
				12.12	(3)	8,773
Putnam Voyager	1,847	10	1,857	9.24	(1)	145
				9.24	(2)	56
Non-Affilitated Series II:
AIM V.I. Basic Value	66,877	1	66,878	8.48	(1)	5,031
				8.48	(2)	137
				8.48	(3)	2,718
AIM V.I. Capital Appreciation	13,361	—	13,361	9.72	(1)	1,113
				9.72	(2)	262
AIM V.I. Core Equity	37,713	(2)	37,711	8.19	(1)	3,234
				8.19	(3)	1,369
Non-Affiliated Class 2:
Franklin Growth & Income	113,995	—	113,995	10.58	(1)	5,852
				10.58	(2)	1,392
				10.58	(3)	3,526
Franklin Income	152,697	14	152,711	12.25	(1)	5,751
				12.25	(2)	871
				12.25	(3)	5,849
Franklin Mutual	206,558	18	206,576	11.70	(1)	7,149
				11.70	(2)	1,334
				11.70	(3)	9,168
Franklin Large Cap Growth	138,659	(65)	138,594	10.31	(1)	7,495
				10.31	(2)	796
				10.31	(3)	5,158
Franklin U.S. Government	607,568	(0)	607,568	12.77	(1)	12,914
				12.77	(2)	389
				12.77	(3)	34,274
Templeton Foreign	536,002	(50)	535,952	14.76	(1)	18,913
				14.76	(2)	2,729
				14.76	(3)	14,664
Templeton Growth	118,017	2	118,019	12.18	(1)	7,084
				12.18	(2)	462
				12.18	(3)	2,140
Van Kampen LIT Comstock	84,969	23	84,992	11.34	(1)	4,749
				11.34	(2)	128
				11.34	(3)	2,621
Van Kampen LIT Capital Growth	83,166	2	83,168	8.33	(1)	923
				8.33	(2)	9,057
Van Kampen UIF Emerging Markets	120,668	3	120,670	20.86	(1)	3,646
				20.86	(2)	2,138

(1)          Pinnacle

(2)          Pinnacle II

(3)          Legacy

(4)          Flexible Premium

See accompanying notes

4

Columbus Life Insurance Company Separate Account 1

Statements of Assets and Liabilities (continued)

December 31, 2008

		Receivable from
		(payable to) the
	Investments	general account
Division	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Non-Affiliated Class A:
DWS Bond Porfolio	$68,094	$—	$68,094	$10.10	(1)	1,416
				10.10	(2)	1,288
				10.10	(3)	4,040
DWS VIT Equity 500 Index	3,447,015	(6)	3,447,009	8.70	(1)	335,617
				8.70	(2)	12,210
				8.70	(3)	44,219
				6.72	(4)	5,111
DWS VIT Small Cap Index	187,091	(82)	187,009	11.86	(1)	9,285
				11.86	(2)	205
				11.86	(3)	3,392
				10.17	(4)	3,371

(1)          Pinnacle

(2)          Pinnacle II

(3)          Legacy

(4)          Flexible Premium

See accompanying notes

5

Columbus Life Insurance Company Separate Account 1

Statements of Operations

Year Ended December 31, 2008

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Division	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone Baron Small Cap Growth	$—	$3,967	$(3,967)	$8,282	$115,091	$(370,327)	$(246,954)	$(250,921)
Touchstone Core Bond	113,858	16,580	97,278	(22,174)	—	(167,667)	(189,841)	(92,563)
Touchstone Mid Cap Growth	63,908	9,654	54,254	(37,465)	235,419	(962,953)	(764,999)	(710,745)
Touchstone High Yield	171,139	17,665	153,474	2,681	—	(851,292)	(848,611)	(695,137)
Touchstone Large Cap Core Equity	78,522	21,368	57,154	(4,810)	211,905	(1,960,344)	(1,753,249)	(1,696,095)
Touchstone Money Market	36,584	17,339	19,245	—		—	—	19,245
Touchstone Third Avenue Value	27,722	8,752	18,970	73,511	176,298	(889,584)	(639,775)	(620,805)
Touchstone Moderate ETF (April 25)*	6,585	5,538	1,047	(15,086)	4,965	(81,579)	(91,700)	(90,653)
Touchstone Aggressive ETF (May 1)*	213	27	186	(134)	701	(2,740)	(2,173)	(1,987)
Touchstone Enhanced ETF (May 1)*	772	8	764	(187)	2,205	(6,300)	(4,282)	(3,518)
Non-Affiliated:
Alger American Large Cap Growth	313	1,099	(786)	17,108	—	(82,062)	(64,954)	(65,740)
Alger American Small Cap Growth	—	691	(691)	16,406	1,212	(60,991)	(43,373)	(44,064)
JP Morgan Mid Cap Value	168	77	91	—	851	(5,649)	(4,798)	(4,707)
PIMCO Long-term U.S. Government Bond	3,026	625	2,401	767	399	6,583	7,749	10,150
Rydex VT Alternative Strategies (December 8)*	5	—	5	—	—	(7)	(7)	(2)
Non-Affiliated Initial Class:
Fidelity VIP Money Market	10,664	6,883	3,781	—	—	—	—	3,781
MFS Growth	244	828	(584)	19,740	—	(54,595)	(34,855)	(35,439)
MFS Investors Trust	819	457	362	11,900	4,720	(31,686)	(15,066)	(14,704)
Non-Affiliated Service Class:
Janus Mid Cap Growth	24	320	(296)	11,228	2,953	(36,029)	(21,848)	(22,144)
Janus Forty	16	1,154	(1,138)	8,913	—	(118,996)	(110,083)	(111,221)
Janus Worldwide Growth	739	450	289	2,272	—	(42,799)	(40,527)	(40,238)
MFS Core Equity	596	488	108	22,332	—	(56,792)	(34,460)	(34,352)
MFS Growth	—	395	(395)	9,628	—	(30,177)	(20,549)	(20,944)
MFS Mid Cap Growth	171	601	(430)	(6,735)	15,471	(46,487)	(37,751)	(38,181)
MFS New Discovery	4,022	374	3,648	(10,569)	11,732	(26,256)	(25,093)	(21,445)
Oppenheimer Aggressive Growth	—	672	(672)	3,578	—	(62,729)	(59,151)	(59,823)
Oppenheimer Strategic Bond	39,426	6,149	33,277	2,447	7,518	(236,326)	(226,361)	(193,084)
Oppenheimer International Growth	4,475	3,277	1,198	41,287	—	(408,231)	(366,944)	(365,746)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager	6,799	561	6,238	(1,151)	3,501	(34,763)	(32,413)	(26,175)
Fidelity VIP Balanced	12,309	2,553	9,756	(1,544)	10,952	(202,248)	(192,840)	(183,084)
Fidelity VIP Contrafund	10,563	6,435	4,128	(22,307)	29,351	(620,263)	(613,219)	(609,091)
Fidelity VIP Equity-Income	18,787	4,567	14,220	(45,986)	792	(390,382)	(435,576)	(421,356)
Fidelity VIP Growth	1,553	1,456	97	6,271	—	(152,926)	(146,655)	(146,558)
Fidelity VIP Growth & Income	13,904	2,498	11,406	(4,175)	41,573	(278,284)	(240,886)	(229,480)
Fidelity VIP Mid Cap	58,999	6,805	52,194	7,821	152,305	(808,324)	(648,198)	(596,004)
Fidelity VIP Freedom 2015 (May 1)*	121	83	38	(240)	59	(871)	(1,052)	(1,014)
Fidelity VIP Freedom 2020 (May 1)*	29	4	25	(54)	16	(306)	(344)	(319)
Fidelity VIP Freedom 2025 (May 1)*	304	15	289	(538)	190	(1,652)	(2,000)	(1,711)
Fidelity VIP Freedom 2030 (May 1)*	221	15	206	(363)	189	(1,792)	(1,966)	(1,760)
Non-Affilitated Series I:
AIM V.I. Capital Appreciation	—	1,349	(1,349)	(4,253)	—	(75,740)	(79,993)	(81,342)
AIM V.I. Government Securities	941	194	747	107	—	1,701	1,808	2,555
Non-Affiliated Class 1B:
Putnam Growth and Income	8,149	646	7,503	(4,563)	14,481	(74,133)	(64,215)	(56,712)
Putnam International Equity	27,888	2,614	25,274	(15,372)	40,094	(251,882)	(227,160)	(201,886)
Putnam New Opportunities	—	12	(12)	(196)	—	(611)	(807)	(819)
Putnam Small Cap Value	4,524	820	3,704	(88,726)	49,009	(72,974)	(112,691)	(108,987)
Putnam Voyager	—	35	(35)	265	—	(1,937)	(1,672)	(1,707)
Non-Affilitated Series II:
AIM V.I. Basic Value	2,659	584	2,075	(2,521)	19,380	(88,443)	(71,584)	(69,509)
AIM V.I. Capital Appreciation	—	125	(125)	(394)	—	(8,908)	(9,302)	(9,427)
AIM V.I. Core Equity	1,084	522	562	2,229	—	(23,171)	(20,942)	(20,380)

See accompanying notes

* - 2008 inception date of division

6

Columbus Life Insurance Company Separate Account 1

Statements of Operations (continued)

Year Ended December 31, 2008

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Division	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Class 2:
Franklin Growth & Income	$5,560	$321	$5,239	$(8,610)	$12,082	$(70,425)	$(66,953)	$(61,714)
Franklin Income	11,320	852	10,468	(1,504)	2,765	(78,132)	(76,871)	(66,403)
Franklin Mutual	11,397	810	10,587	(1,260)	8,599	(132,871)	(125,532)	(114,945)
Franklin Large Cap Growth	7,041	1,091	5,950	(2,095)	7,954	(84,379)	(78,520)	(72,570)
Franklin U.S. Government	30,692	2,840	27,852	949	—	8,631	9,580	37,432
Templeton Foreign	23,190	3,521	19,669	8,808	62,496	(448,482)	(377,178)	(357,509)
Templeton Growth	2,769	503	2,266	(362)	8,986	(89,106)	(80,482)	(78,216)
Van Kampen LIT Comstock	3,591	1,163	2,428	(13,055)	6,635	(50,085)	(56,505)	(54,077)
Van Kampen LIT Capital Growth	252	889	(637)	(209)	—	(80,403)	(80,612)	(81,249)
Van Kampen UIF Emerging Markets	14,050	849	13,201	(10,288)	40,473	(191,318)	(161,133)	(147,932)
Non-Affiliated Class A:
DWS Bond Porfolio	8,151	521	7,630	(6,502)	—	(18,093)	(24,595)	(16,965)
DWS VIT Equity 500 Index	107,799	30,677	77,122	79,156	—	(2,238,095)	(2,158,939)	(2,081,817)
DWS VIT Small Cap Index	7,261	1,379	5,882	(13,024)	22,747	(112,618)	(102,895)	(97,013)

See accompanying notes

7

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets

Year Ended December 31, 2008

	Increase (decrease) in nets assets from operations				Increase (decrease) in net assets from contract related transactions
Division	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Affiliated:
Touchstone Baron Small Cap Growth	$(3,967)	$123,373	$(370,327)	$(250,921)	$188,003	$(23,059)	$(29,656)	$(44,286)	$(16,357)	$74,645	$(176,276)	$660,613	$484,337
Touchstone Core Bond	97,278	(22,174)	(167,667)	(92,563)	42,023	(28,110)	(20,395)	(186,737)	(16,342)	(209,561)	(302,124)	2,565,238	2,263,114
Touchstone Mid Cap Growth	54,254	197,954	(962,953)	(710,745)	216,548	(57,829)	(108,144)	(30,155)	(35,624)	(15,204)	(725,949)	1,822,645	1,096,696
Touchstone High Yield	153,474	2,681	(851,292)	(695,137)	188,921	(26,615)	(8,745)	(42,266)	(25,552)	85,743	(609,394)	2,712,986	2,103,592
Touchstone Large Cap Core Equity	57,154	207,095	(1,960,344)	(1,696,095)	123,770	(46,638)	(35,688)	5,225,059	(26,641)	5,239,862	3,543,767	191,260	3,735,027
Touchstone Money Market	19,245	—	—	19,245	1,302,286	(127,856)	(84,475)	(154,805)	(136,151)	798,999	818,244	866,866	1,685,110
Touchstone Third Avenue Value	18,970	249,809	(889,584)	(620,805)	157,030	(53,832)	(53,924)	(38,277)	(29,723)	(18,726)	(639,531)	1,633,819	994,288
Touchstone Moderate ETF (April 25)*	1,047	(10,121)	(81,579)	(90,653)	52,739	(43,657)	(10,204)	433,124	(25,875)	406,127	315,474	—	315,474
Touchstone Aggressive ETF (May 1)*	186	567	(2,740)	(1,987)	2,289	(270)	—	7,317	(399)	8,937	6,950	—	6,950
Touchstone Enhanced ETF (May 1)*	764	2,018	(6,300)	(3,518)	2,011	(345)	—	10,881	(122)	12,425	8,907	—	8,907
Non-Affiliated:
Alger American Large Cap Growth	(786)	17,108	(82,062)	(65,740)	7,171	(10,597)	(2,392)	(40,870)	(1,695)	(48,383)	(114,123)	175,758	61,635
Alger American Small Cap Growth	(691)	17,618	(60,991)	(44,064)	4,104	(5,383)	(3,432)	(25,470)	(1,254)	(31,435)	(75,499)	113,141	37,642
JP Morgan Mid Cap Value	91	851	(5,649)	(4,707)	1,576	(405)	(846)	(404)	(247)	(326)	(5,033)	13,397	8,365
PIMCO Long-term U.S. Government Bond	2,401	1,166	6,583	10,150	10,065	(7,143)	(2,611)	20,848	(1,217)	19,942	30,092	50,529	80,621
Rydex VT Alternative Strategies (December 8)*	5	—	(7)	(2)	238	—	—	6	—	244	242	—	242
Non-Affiliated Initial Class:
Fidelity VIP Money Market	3,781	—	—	3,781	30,293	(47,212)	(2,837)	80,750	(18,029)	42,965	46,746	337,318	384,064
MFS Growth	(584)	19,740	(54,595)	(35,439)	5,675	(7,388)	(6,283)	(36,258)	(1,066)	(45,320)	(80,759)	129,077	48,318
MFS Investors Trust	362	16,620	(31,686)	(14,704)	2,849	(4,367)	(3,428)	(47,148)	(600)	(52,694)	(67,399)	85,094	17,695
Non-Affiliated Service Class:
Janus Mid Cap Growth	(296)	14,181	(36,029)	(22,144)	9,826	(2,649)	(36,520)	(1,996)	(1,310)	(32,649)	(54,793)	78,933	24,140
Janus Forty	(1,138)	8,913	(118,996)	(111,221)	27,446	(6,371)	(6,816)	108,921	(5,260)	117,920	6,699	151,569	158,268
Janus Worldwide Growth	289	2,272	(42,799)	(40,238)	9,095	(3,394)	(5,152)	4,028	(2,007)	2,570	(37,668)	88,979	51,311
MFS Core Equity	108	22,332	(56,792)	(34,352)	2,934	(4,201)	(841)	(118,457)	(1,542)	(122,107)	(156,459)	178,255	21,796
MFS Growth	(395)	9,628	(30,177)	(20,944)	3,731	(3,866)	(13,251)	(23,567)	(2,183)	(39,136)	(60,080)	87,820	27,740
MFS Mid Cap Growth	(430)	8,736	(46,487)	(38,181)	5,919	(4,436)	(16,802)	(72,377)	(2,771)	(90,467)	(128,648)	156,095	27,447
MFS New Discovery	3,648	1,163	(26,256)	(21,445)	4,922	(2,789)	(14,050)	(34,266)	(1,386)	(47,569)	(69,014)	91,963	22,949
Oppenheimer Aggressive Growth	(672)	3,578	(62,729)	(59,823)	14,252	(4,794)	(14,483)	(634)	(2,717)	(8,376)	(68,199)	128,818	60,619
Oppenheimer Strategic Bond	33,277	9,965	(236,326)	(193,084)	396,191	(35,617)	(7,812)	132,400	(21,045)	464,117	271,033	742,887	1,013,920
Oppenheimer International Growth	1,198	41,287	(408,231)	(365,746)	267,476	(21,162)	(23,404)	(9,067)	(16,279)	197,564	(168,182)	664,552	496,370
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager	6,238	2,350	(34,763)	(26,175)	10,492	(4,346)	(195)	(5,878)	(2,686)	(2,613)	(28,788)	88,853	60,065
Fidelity VIP Balanced	9,756	9,408	(202,248)	(183,084)	43,654	(16,244)	(4,144)	13,423	(7,230)	29,459	(153,625)	504,249	350,624
Fidelity VIP Contrafund	4,128	7,044	(620,263)	(609,091)	310,218	(45,020)	(77,557)	55,035	(25,547)	217,129	(391,962)	1,227,275	835,313
Fidelity VIP Equity-Income	14,220	(45,194)	(390,382)	(421,356)	229,934	(29,090)	(39,181)	(14,391)	(18,931)	128,341	(293,015)	850,720	557,705

See accompanying notes

* - 2008 inception date of division

8

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets (continued)

Year Ended December 31, 2008

	Increase (decrease) in nets assets from operations				Increase (decrease) in net assets from contract related transactions
Division	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Growth	$97	$6,271	$(152,926)	$(146,558)	$37,820	$(10,648)	$(23,326)	$28,329	$(5,958)	$26,217	$(120,341)	$289,717	$169,376
Fidelity VIP Growth & Income	11,406	37,398	(278,284)	(229,480)	52,676	(16,332)	(48,629)	(10,986)	(9,084)	(32,355)	(261,835)	567,501	305,667
Fidelity VIP Mid Cap	52,194	160,126	(808,324)	(596,004)	258,742	(35,558)	(23,815)	(140,449)	(23,564)	35,356	(560,648)	1,464,264	903,616
Fidelity VIP Freedom 2015 (May 1)*	38	(181)	(871)	(1,014)	1,068	(1,275)	—	4,755	(638)	3,910	2,896	—	2,896
Fidelity VIP Freedom 2020 (May 1)*	25	(38)	(306)	(319)	348	(169)	—	870	(66)	983	664	—	664
Fidelity VIP Freedom 2025 (May 1)*	289	(348)	(1,652)	(1,711)	4,969	(812)	—	5,277	(1,335)	8,099	6,388	—	6,388
Fidelity VIP Freedom 2030 (May 1)*	206	(174)	(1,792)	(1,760)	4,003	(499)	—	3,967	(671)	6,800	5,040	—	5,040
Non-Affilitated Series I:
AIM V.I. Capital Appreciation	(1,349)	(4,253)	(75,740)	(81,342)	26,116	(12,723)	(8,767)	4,479	(2,285)	6,820	(74,522)	189,230	114,708
AIM V.I. Government Securities	747	107	1,701	2,555	2,440	(1,402)	—	4,698	(340)	5,396	7,951	18,203	26,154
Non-Affiliated Class 1B:
Putnam Growth and Income	7,503	9,918	(74,133)	(56,712)	33,632	(4,713)	(2,117)	17,773	(3,832)	40,743	(15,969)	117,155	101,186
Putnam International Equity	25,274	24,722	(251,882)	(201,886)	58,076	(12,647)	(41,076)	12,304	(6,229)	10,428	(191,458)	440,877	249,419
Putnam New Opportunities	(12)	(196)	(611)	(819)	1,038	(447)	(151)	26	(610)	(144)	(963)	2,019	1,056
Putnam Small Cap Value	3,704	(39,717)	(72,974)	(108,987)	138,537	(3,888)	(1,393)	(31,990)	(4,752)	96,514	(12,473)	204,237	191,764
Putnam Voyager	(35)	265	(1,937)	(1,707)	459	(385)	(152)	(3,861)	(441)	(4,380)	(6,087)	7,944	1,857
Non-Affilitated Series II:
AIM V.I. Basic Value	2,075	16,859	(88,443)	(69,509)	10,715	(2,954)	(3,885)	9,487	(2,762)	10,601	(58,908)	125,786	66,878
AIM V.I. Capital Appreciation	(125)	(394)	(8,908)	(9,427)	5,567	(2,078)	(36)	112	(1,122)	2,443	(6,984)	20,345	13,361
AIM V.I. Core Equity	562	2,229	(23,171)	(20,380)	7,417	(2,742)	(19,122)	(24,223)	(1,843)	(40,513)	(60,893)	98,604	37,711
Non-Affiliated Class 2:
Franklin Growth & Income	5,239	3,472	(70,425)	(61,714)	45,288	(1,922)	(4,276)	(15,045)	(979)	23,066	(38,648)	152,643	113,995
Franklin Income	10,468	1,261	(78,132)	(66,403)	43,159	(11,099)	(696)	(39,478)	(7,578)	(15,692)	(82,095)	234,806	152,711
Franklin Mutual	10,587	7,339	(132,871)	(114,945)	148,719	(5,101)	(7,124)	(39,627)	(4,278)	92,589	(22,356)	228,932	206,576
Franklin Large Cap Growth	5,950	5,859	(84,379)	(72,570)	40,417	(7,335)	(2,056)	(14,730)	(6,619)	9,677	(62,893)	201,487	138,594
Franklin U.S. Government	27,852	949	8,631	37,432	233,068	(21,148)	(27,996)	86,740	(14,204)	256,460	293,892	313,676	607,568
Templeton Foreign	19,669	71,304	(448,482)	(357,509)	104,335	(21,532)	(18,700)	(29,857)	(17,964)	16,282	(341,227)	877,179	535,952
Templeton Growth	2,266	8,624	(89,106)	(78,216)	16,039	(3,748)	(675)	23,846	(3,086)	32,376	(45,840)	163,859	118,019
Van Kampen LIT Comstock	2,428	(6,420)	(50,085)	(54,077)	26,165	(9,007)	(28,737)	7,715	(5,348)	(9,212)	(63,289)	148,281	84,992
Van Kampen LIT Capital Growth	(637)	(209)	(80,403)	(81,249)	2,035	(1,132)	(1)	(1,183)	(2,178)	(2,459)	(83,708)	166,876	83,168
Van Kampen UIF Emerging Markets	13,201	30,185	(191,318)	(147,932)	41,905	(6,789)	(1,577)	19,148	(4,464)	48,223	(99,709)	220,379	120,670
Non-Affiliated Class A:
DWS Bond Porfolio	7,630	(6,502)	(18,093)	(16,965)	45,019	(3,452)	(1,363)	(66,575)	(2,765)	(29,136)	(46,101)	114,195	68,094
DWS VIT Equity 500 Index	77,122	79,156	(2,238,095)	(2,081,817)	648,690	(216,711)	(107,437)	68,158	(93,183)	299,517	(1,782,300)	5,229,309	3,447,009
DWS VIT Small Cap Index	5,882	9,723	(112,618)	(97,013)	46,693	(10,705)	(15,955)	3,258	(5,913)	17,378	(79,635)	266,644	187,009

See accompanying notes

* - 2008 inception date of division

9

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets

Year Ended December 31, 2007

	Increase (decrease) in nets assets from operations				Increase (decrease) in net assets from contract related transactions
Division	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Affiliated:
Touchstone Baron Small Cap Growth	$(4,422)	$152,701	$(132,165)	$16,114	$77,804	$(23,018)	$(37,780)	$25,404	$(15,049)	$27,361	$43,475	$617,138	$660,613
Touchstone Core Bond	94,377	(4,416)	26,486	116,447	47,438	(23,507)	—	120,533	(14,668)	129,796	246,243	2,318,995	2,565,238
Touchstone Mid Cap Growth	(10,883)	343,830	(114,861)	218,086	239,089	(57,254)	(120,539)	10,048	(33,973)	37,371	255,457	1,567,188	1,822,645
Touchstone High Yield	216,599	14,029	(202,390)	28,238	84,344	(22,446)	(21,137)	84,343	(21,317)	103,787	132,025	2,580,961	2,712,986
Touchstone Large Cap Core Equity	3,016	15,264	(8,956)	9,324	32,955	(7,713)	(31,739)	2,248	(3,298)	(7,547)	1,777	189,483	191,260
Touchstone Money Market	22,318	—	—	22,318	1,637,277	(94,829)	(8,640)	(1,156,152)	(120,527)	257,129	279,447	587,419	866,866
Touchstone Third Avenue Value	1,251	241,338	(279,962)	(37,373)	189,062	(57,204)	(109,677)	16,666	(32,328)	6,519	(30,854)	1,664,673	1,633,819
Non-Affiliated:
Alger American Large Cap Growth	(888)	6,038	23,237	28,387	20,386	(12,170)	(7,471)	(5,137)	(2,070)	(6,462)	21,925	153,833	175,758
Alger American Small Cap Growth	(982)	6,542	11,186	16,746	8,742	(6,338)	(4,032)	(5,710)	(1,575)	(8,913)	7,833	105,308	113,141
JP Morgan Mid Cap Value	30	6,032	(4,287)	1,775	1,823	(499)	(1,236)	(26,112)	(336)	(26,360)	(24,585)	37,982	13,397
PIMCO Long-term U.S. Government Bond	1,696	(466)	2,947	4,177	9,128	(6,334)	(988)	2,194	(1,291)	2,709	6,886	43,643	50,529
Non-Affiliated Initial Class:
Fidelity VIP Money Market	10,306	—	—	10,306	95,491	(45,409)	(60,430)	(21,352)	(17,278)	(48,978)	(38,672)	375,990	337,318
MFS Growth	(1,107)	11,238	12,927	23,058	17,767	(9,532)	(11,211)	(6,403)	(1,416)	(10,795)	12,263	116,814	129,077
MFS Investors Trust	(28)	4,612	3,207	7,791	8,790	(6,297)	(6,181)	(355)	(836)	(4,879)	2,912	82,182	85,094
Non-Affiliated Service Class:
Janus Mid Cap Growth	(479)	9,678	5,154	14,353	17,072	(5,912)	(14,948)	5,225	(1,805)	(368)	13,985	64,948	78,933
Janus Forty	(599)	20,736	23,392	43,529	8,029	(4,733)	(463)	(17,611)	(2,715)	(17,493)	26,036	125,533	151,569
Janus Worldwide Growth	(174)	16,629	(5,901)	10,554	20,313	(4,117)	(45,239)	(771)	(2,031)	(31,845)	(21,291)	110,270	88,979
MFS Core Equity	(1,097)	52,123	(23,469)	27,557	10,705	(6,493)	(113,026)	(9,630)	(2,315)	(120,759)	(93,202)	271,457	178,255
MFS Growth	(602)	11,657	6,816	17,871	17,271	(3,945)	(20,316)	(4,426)	(2,400)	(13,816)	4,055	83,765	87,820
MFS Mid Cap Growth	(1,534)	45,417	(22,654)	21,229	18,919	(7,964)	(101,066)	(16,166)	(4,710)	(110,987)	(89,758)	245,853	156,095
MFS New Discovery	(688)	14,457	(10,669)	3,100	14,418	(4,112)	(26,077)	(3,352)	(2,214)	(21,337)	(18,237)	110,200	91,963
Oppenheimer Aggressive Growth	(828)	3,418	3,447	6,037	22,143	(4,678)	(972)	(2,009)	(3,049)	11,435	17,472	111,346	128,818
Oppenheimer Strategic Bond	16,127	5,306	36,964	58,397	83,259	(27,496)	(10,102)	69,081	(15,114)	99,628	158,025	584,862	742,887
Oppenheimer International Growth	823	94,914	(24,659)	71,078	73,777	(17,475)	(56,197)	108,229	(10,885)	97,449	168,527	496,025	664,552
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager	4,069	2,792	4,244	11,105	10,351	(3,720)	(1,085)	1,348	(2,529)	4,365	15,470	73,383	88,853
Fidelity VIP Balanced	11,083	37,686	(10,370)	38,399	51,388	(19,743)	(65,721)	108,531	(7,383)	67,072	105,471	398,778	504,249
Fidelity VIP Contrafund	1,920	360,418	(187,497)	174,841	131,217	(37,855)	(49,735)	145,156	(21,844)	166,939	341,780	885,495	1,227,275
Fidelity VIP Equity-Income	8,432	123,859	(123,588)	8,703	120,775	(34,351)	(142,724)	42,748	(16,459)	(30,011)	(21,308)	872,028	850,720
Fidelity VIP Growth	(356)	21,185	43,351	64,180	38,682	(13,119)	(63,712)	9,465	(5,338)	(34,022)	30,158	259,559	289,717
Fidelity VIP Growth & Income	4,358	39,675	13,856	57,889	82,432	(17,752)	(23,868)	(13,528)	(9,362)	17,922	75,811	491,690	567,501

See accompanying notes

10

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets (continued)

Year ended December 31, 2007

	Increase (decrease) in nets assets from operations				Increase (decrease) in net assets from contract related transactions
Division	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Mid Cap	$(1,167)	$231,374	$(36,939)	$193,268	$138,941	$(33,250)	$(81,649)	$71,640	$(23,841)	$71,841	$265,109	$1,199,155	$1,464,264
Non-Affilitated Series I:
AIM V.I. Capital Appreciation	(1,639)	1,861	19,218	19,440	24,447	(14,055)	(12,959)	(1,805)	(2,499)	(6,871)	12,569	176,661	189,230
AIM V.I. Government Securities	569	(82)	446	933	2,369	(1,073)	(1,301)	1,027	(326)	696	1,629	16,574	18,203
Non-Affiliated Class 1B:
Putnam Growth and Income	973	16,458	(24,046)	(6,615)	25,391	(3,493)	(1,225)	10,742	(2,570)	28,845	22,230	94,925	117,155
Putnam International Equity	8,219	62,332	(41,254)	29,297	41,030	(12,350)	(16,326)	50,677	(5,648)	57,383	86,680	354,197	440,877
Putnam New Opportunities	(6)	35	33	62	1,118	(226)	(57)	1,306	(380)	1,761	1,823	196	2,019
Putnam Small Cap Value	424	29,431	(60,131)	(30,276)	30,863	(2,518)	(8,598)	45,230	(3,504)	61,473	31,197	173,040	204,237
Putnam Voyager	(43)	141	249	347	588	(335)	(12)	1,186	(338)	1,089	1,436	6,508	7,944
Non-Affilitated Series II:
AIM V.I. Basic Value	(166)	9,587	(10,574)	(1,153)	19,147	(2,184)	(1,011)	25,780	(2,136)	39,596	38,443	87,343	125,786
AIM V.I. Capital Appreciation	(143)	270	1,827	1,954	5,678	(1,903)	(148)	(940)	(1,202)	1,485	3,439	16,906	20,345
AIM V.I. Core Equity	271	1,019	5,039	6,329	12,853	(2,946)	(960)	(988)	(2,131)	5,828	12,157	86,447	98,604
Non-Affiliated Class 2:
Franklin Growth & Income	3,076	12,434	(20,144)	(4,634)	25,432	(2,505)	(12,655)	3,941	(1,839)	12,374	7,740	144,903	152,643
Franklin Income	5,640	3,588	(5,816)	3,412	41,617	(9,596)	(2,647)	89,535	(7,710)	111,199	114,611	120,195	234,806
Franklin Mutual	1,856	11,495	(11,692)	1,659	32,108	(3,131)	(2,908)	69,631	(1,984)	93,716	95,375	133,557	228,932
Franklin Large Cap Growth	420	6,424	3,591	10,435	23,874	(4,798)	(3,072)	15,655	(3,420)	28,239	38,674	162,813	201,487
Franklin U.S. Government	11,023	(547)	6,217	16,693	53,964	(13,515)	(15,101)	79,269	(6,960)	97,657	114,350	199,326	313,676
Templeton Foreign	11,998	58,204	39,481	109,683	135,933	(16,943)	(9,239)	(8,237)	(14,894)	86,620	196,303	680,876	877,179
Templeton Growth	1,494	9,783	(8,870)	2,407	29,820	(3,468)	(1,922)	14,188	(2,814)	35,804	38,211	125,648	163,859
Van Kampen LIT Comstock	725	(7,852)	1,189	(5,938)	33,509	(9,007)	(1,119)	10,314	(5,774)	27,923	21,985	126,296	148,281
Van Kampen LIT Capital Growth	(1,028)	852	22,910	22,734	10,780	(920)	—	3,853	(2,220)	11,493	34,227	132,649	166,876
Van Kampen UIF Emerging Markets	(43)	39,186	23,493	62,636	32,947	(6,295)	(1,171)	15,061	(3,521)	37,021	99,657	120,722	220,379
Non-Affiliated Class A:
DWS Bond Porfolio	3,971	(7)	(716)	3,248	16,079	(3,063)	(75)	37,008	(1,999)	47,950	51,198	62,997	114,195
DWS VIT Equity 500 Index	42,994	136,423	53,431	232,848	478,998	(194,324)	(187,323)	(93,985)	(91,227)	(87,861)	144,987	5,084,322	5,229,309
DWS VIT Small Cap Index	1,078	25,391	(34,560)	(8,091)	40,960	(8,601)	(13,315)	62,165	(4,349)	76,860	68,769	197,875	266,644

See accompanying notes

11

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements

December 31, 2008

1.              Organization

Columbus Life Insurance Company Separate Account 1 (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the Columbus Life Insurance Company (the “Company”), a life insurance company that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.  The Separate Account is a funding vehicle for individual variable universal life policies, and commenced operations on August 30, 1999 with the issuance of the first Columbus Life flexible premium (“Flexible Premium”) variable universal life insurance policy.  The first Pinnacle variable universal life insurance policy (“Pinnacle”) was issued on March 19, 2001.  The second Pinnacle variable universal life insurance policy (“Pinnacle II”) was issued on May 23, 2005.  The first legacy survivorship universal life policy (“Legacy”) was issued on May 17, 2002.  Pinnacle, Pinnacle II, and Legacy utilize the same unit values.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities.  The portion of the Separate Account’s assets applicable to the variable universal life contracts are not chargeable with liabilities arising out of any other business the Company may conduct.

2.              Significant Accounting Policies

The Separate Account’s portfolios (divisions, sometimes referred to as sub-accounts) are invested in corresponding shares of certain underlying funds (“Funds”) of the following mutual fund families:  the Touchstone Variable Series Trust (“Touchstone Funds”), Alger American Funds (“Alger Funds”), J.P. Morgan Series II Trust (“JPMorgan Funds”) PIMCO Variable Insurance Trust (“PIMCO Funds”), Rydex Variable Trust (“Rydex Funds”), Variable Insurance Products Funds (“Fidelity VIP Funds”), Massachusetts Financial Services Variable Insurance Trust (“MFS Funds”), Janus Aspen Series Funds (“Janus Funds”), Oppenheimer Variable Account Funds and Oppenheimer Panorama Series Fund (“Oppenheimer Funds”), AIM Variable Insurance Funds, Inc. (“AIM Funds”), Putnam Variable Trust (“Putnam VT Funds”), Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton Funds”), Van Kampen Life Investment Trust Portfolios (“Van Kampen LIT Funds”), Van Kampen  Universal Institutional Funds Portfolios (“Van Kampen UIF Funds”), and DWS Variable Series I and DWS Investments VIT Funds (“DWS Funds”).  The Touchstone Funds are managed by Touchstone Advisors, Inc.  The Alger Funds are managed by Alger, Inc.  J.P. Morgan Investment Management, Inc. is the investment adviser to the JPMorgan Funds.  The PIMCO Funds are managed by the Pacific Investment Management Company.  The investment advisor for the Rydex Funds is PADCO Advisors II, Inc., dba Rydex Investments.  Fidelity VIP Funds are “series” type mutual funds managed by Fidelity Management and Research Company.  The MFS Funds are managed by Massachusetts Financial Services Company.  The Janus Funds are managed by the Janus Capital Group, Inc.  The Oppenheimer Funds are managed by OppenheimerFunds, Inc.  The AIM Funds are managed by AIM Management Group, Inc.  The investment adviser of the Putnam VT Funds is Putnam Investment Management, LLC.  The investment advisers of the Franklin Templeton Funds, are various affiliates of Franklin Resources, Inc., doing business as Franklin Templeton Investments, including Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, Templeton Investment Counsel, LLC, and Templeton Global Advisors Limited.  Van Kampen Asset Management manages the Van Kampen LIT Funds.  The Van Kampen UIF Funds are managed by Morgan Stanley Investment Management, Inc.  The investment adviser for the DWS Funds is Deutsche Asset Management, Inc.

12

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Basic Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles fore separate accounts formed as unit investment trusts.

Investments

Each sub-account is an open-ended diversified management investment company. Investments are made in mutual funds, which value their investment securities at fair value.  Each sub-account’s value fluctuates on a day to day basis depending on the investment performance of the mutual fund in which it is invested.

A policyholder may also allocate funds to the fixed account, which is part of the general account of the Company.  Due to exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 (the “1933 Act”) and the Company’s general account has not been registered as an investment company under the 1940 Act.

Share transactions are recorded on the trade date and income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Capital gain distributions are included in the realized gain distributions line on the Statement of Operations.  Dividends are included in the reinvested dividends line on the Statement of Operations. Dividends and capital gain distributions are recorded on the ex-date.  Dividends and capital gain distributions from the Funds’ portfolios are reinvested in the respective portfolios and are reflected in the unit values of the divisions of the Separate Account.

Unit Value

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and administrative charges, as applicable.

Taxes

The Separate Account is not taxed separately because the operations of the Account are part of the total operations of the Company.  The Company is taxed as a life insurance company under the Internal Revenue Code.  Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Separate Account.

Use of Estimates

The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

13

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Use of Estimates (continued)

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Recent Accounting Pronouncements

Effective January 1, 2008, the Separate Account adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157).  FAS 157 defines fair value as the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  FAS 157 also establishes a framework for measuring fair value and three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.  Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances.  The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation.  The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets.

Level 2 - inputs to the valuation methodology are observable, directly or indirectly.

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

The Separate Account’s investments are valued within the above FAS 157 fair value hierarchy as Level 1.

Adoption of FAS 157 had no effect on the recorded amounts of the investments in the Separate Account.

14

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

3.     Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2008, and cost of shares held at December 31, 2008, were as follows:

	Purchases	Sales	Cost

Touchstone Variable Series Trust:
Baron Small Cap Growth Fund	$319,964	$134,233	$863,728
Core Bond Fund	150,348	262,641	2,440,990
Mid Cap Growth Fund	2,268,379	1,993,964	2,140,097
High Yield Bond Fund	358,378	119,153	3,051,761
Large Cap Core Equity Fund	5,679,197	170,400	5,669,032
Money Market Fund	1,812,164	991,453	1,687,576
Third Avenue Value Fund	350,502	173,975	1,724,962
Moderate ETF Fund	493,489	81,349	397,054
Aggressive ETF Fund	10,426	602	9,689
Enhanced ETF Fund	15,861	467	15,207
The Alger American Fund:
Large Cap Growth Portfolio	5,871	55,043	87,230
Small Cap Growth Portfolio	4,898	35,813	46,165
J.P. Morgan Series II Trust:
Mid Cap Value Portfolio	1,019	—	13,488
PIMCO Variable Insurance Trust:
Long-Term U.S. Government Bond Portfolio	68,929	46,177	73,694
Rydex Variable Trust
Alternative Strategies	249	—	249
Fidelity Variable Insurance Products Funds:
Money Market Portfolio - Initial Class	112,601	65,853	384,068
Asset Manager Portfolio - Service Class 2	28,185	21,061	86,185
Balanced Portfolio - Service Class 2	91,350	41,245	516,396
Contrafund Portfolio - Service Class 2	436,509	185,940	1,530,210
Equity-Income Portfolio - Service Class 2	294,172	150,862	1,013,413
Growth Portfolio - Service Class 2	56,803	30,489	248,839
Growth & Income Portfolio - Service Class 2	109,643	89,019	487,236
Mid Cap Portfolio - Service Class 2	450,651	210,829	1,530,280
Freedom 2010 - Sevice Class 2
Freedom 2015 - Sevice Class 2	5,920	1,913	3,767
Freedom 2020 - Sevice Class 2	1,263	239	970
Freedom 2025 - Sevice Class 2	11,002	2,424	8,039
Freedom 2030 - Sevice Class 2	8,454	1,259	6,832
MFS Variable Insurance Trust:
Growth Series - Initial Class	3,959	49,883	58,045
Investors Trust Series - Initial Class	7,429	55,110	26,027
Core Equity Series - Service Class	3,442	125,441	31,742
Growth Series - Service Class	3,266	42,801	38,023
Mid Cap Growth Series - Service Class	19,574	95,001	58,298
New Discovery Series - Service Class	20,839	53,049	41,266

15

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

3.     Purchases and Sales of Investments (continued)

	Purchases	Sales	Cost

Janus Aspen Series:
Mid Cap Growth Portfolio - Service Shares	$17,341	$47,350	$41,333
Forty Portfolio - Service Shares	135,933	18,973	219,962
Worldwide Growth Portfolio - Service Shares	17,089	14,227	79,609
Oppenheimer Variable Account Funds:
Oppenheimer Aggressive Growth Fund/VA - Service Class	12,009	21,065	100,571
Oppenheimer Strategic Bond Fund/VA - Service Class	642,084	137,170	1,190,814
Oppenheimer’s Panorama Series Fund, Inc.:
Oppenheimer International Growth Fund/VA - Service Class	395,187	196,235	777,171
AIM Variable Insurance Funds, Inc.:
Capital Appreciation Fund - Series I	29,544	24,075	170,925
Government Securities Fund - Series I	10,832	4,689	24,499
Basic Value Fund - Series II	40,398	8,345	157,839
Capital Appreciation Fund - Series II	5,139	2,822	20,331
Core Equity - Series II	7,230	47,185	49,229
Putnam Variable Trust:
Growth and Income Fund - Class IB	68,889	6,186	192,383
International Equity Fund - Class IB	163,283	87,520	468,302
New Opportunities Fund - Class IB	1,022	1,174	1,614
Small Cap Value Fund - Class IB	243,613	94,370	314,342
Voyager Fund - Class IB	426	4,835	2,732
Franklin Templeton Variable Insurance Products Trust:
Growth and Income Securities - Class 2	69,957	29,568	193,324
Income Securities - Class 2	55,964	58,415	228,086
Mutual Shares Securities Fund - Class 2	211,853	100,068	331,883
Large Cap Growth Securities Fund - Class 2	70,556	47,008	208,055
U.S. Government - Class 2	1,054,179	769,866	593,386
Templeton Foreign Securities Fund - Class 2	197,442	99,030	856,379
Templeton Growth Securities Fund - Class 2	53,542	9,912	195,831
Van Kampen Life Investment Trust:
Comstock Portfolio - Class II	41,003	41,138	134,571
Capital Growth Portfolio - Class II	2,856	5,954	136,123
Van Kampen The Universal Institutional Funds, Inc.:
Emerging Markets Equity Portfolio - Class II	132,575	30,680	263,215
DWS Variable Series I:
Bond Portfolio - Class A	54,037	75,543	85,609
DWS Investments VIT Funds:
Equity 500 Index Fund - Class A	722,265	345,627	4,487,259
Small Cap Index Fund - Class A	84,847	38,886	317,902

16

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

4.     Expenses and Related Party Transactions

The Company deducts a premium expense charge to cover the cost of distributing the policies.  For Flexible Premium, the maximum premium expense charge is 5.50% of a premium payment, with the current premium expense charge at 4.75% of a premium payment.  For Pinnacle, Pinnacle II and Legacy, for a Coverage Layer in a Coverage Year for the first 12 coverage years, the current premium expense charge is 6.50% of premium payments up to target premium, with a maximum of 7.50%.  In a coverage year after the first 12 coverage years, the current premium expense charge is 2.50%, with a maximum of 3.50%.  Premium payments in excess of target premium for a coverage layer in a coverage year for the first 12 coverage years, have a premium charge of 3.25%, with a maximum of 4.25%.  In a coverage year after the first 12 coverage years for premium payments in excess of target premium, the current premium expense charge is 1.75%, with a maximum of 2.75%.  The premium expense charge is deducted from each premium payment before the net premiums are allocated to the investment options.

For Flexible Premium, a tax charge is deducted to cover state taxes on insurance premiums and certain federal taxes.  The tax charge is equal to the state premium tax rate for the state of residence plus .55% for certain federal taxes.  The maximum tax charge is 3.50% of a premium payment.  The tax charge is deducted from each premium payment before the net premiums are allocated to the investment options.  For Pinnacle, Pinnacle II and Legacy, a state tax charge equal to the state premium tax rate for the state of residence is deducted from each premium payment before the net premiums are allocated to the investment options.  The maximum state tax charge is 3.50% of a premium payment.

The Company also deducts a monthly cost of insurance charge for providing policyholders with life insurance protection.  The amount of the cost of insurance depends on the amount of insurance requested, and the age, gender and underwriting class of the insured.  The cost of insurance is also affected by the account value, indebtedness and death benefit option.  The maximum monthly cost of insurance charge for a policy is shown in the policy schedule.  The Company may charge less than the maximum shown in the policy schedule.

The Company also deducts an amount monthly to cover the cost of any additional benefits provided under the policy by rider.  Both the cost of insurance charge and the charge for riders are deducted on each monthly anniversary day.

The monthly expense charge covers the cost of record keeping and administering the policy.  For Flexible Premium policies, the maximum monthly expense charge is $7 with the current monthly expense charge at $6.  For Pinnacle, Pinnacle II and Legacy policies, the maximum monthly expense charge is $9 with the current monthly expense charge at $7.50.  This charge is also deducted on each monthly anniversary day.

17

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

4.     Expenses and Related Party Transactions (continued)

The Company also charges policies a fee in order to compensate for its assumption of mortality and expense risks.  For Flexible Premium, the deduction is made daily on a pro rata basis from the accumulation unit values of each sub-account at an annual effective rate not to exceed 1.00%. For Pinnacle, Pinnacle II and Legacy, the deduction is made monthly as a direct charge to the policy at an annual effective rate not to exceed 0.90%. As of December 31, 2008, the effective annual rate of the Flexible Premium charges is 0.90% and 0.70% for Pinnacle, Pinnacle II and Legacy, respectively.

A surrender charge is imposed by the Company if the policy is cancelled or, under certain circumstances, if the specified amount decreases during the first 14 years after the policy is issued, or during the first 14 years after any increase in the specified amount for Flexible Premium policies.  For Pinnacle, Pinnacle II and Legacy policies, the surrender charge applies during the first 12 months since the policy date or since the date of any increase in Base Specified Amount, if the policy is cancelled or if the policy terminates at the end of a grace period.  The amount of the charge depends upon the insured’s age, gender and underwriting class.

There is no charge for the first 12 transfers among sub-accounts each policy year.  Additional transfers are $10 for each transfer in a policy year.  The charge is deducted from the account value at the time of the transfer.  There are no charges for transfers made in connection with the dollar cost averaging program and these transfers are not counted when determining the number of transfers made in a policy year.

There is no charge for the first withdrawal in a policy year.  There is a withdrawal charge of $50 per withdrawal for each additional withdrawal.  The amount of the charge is deducted from the account value.

18

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.       Changes in Units Outstanding

The following table shows a summary of changes in units outstanding for variable universal life insurance contracts for the periods ended December 31, 2008 and 2007:

Flexible Premium Variable Universal Life Insurance

	2008				2007
Division	Units Purchased	Units Redeemed	Transfers between Sub accounts	Net Increase (Decrease)	Units Purchased	Units Redeemed	Transfers between Sub accounts	Net Increase (Decrease)

Touchstone Baron Small Cap Growth Fund	386	(561)	380	205	331	(330)	17	18
Touchstone Core Bond Fund	206	(177)	(83)	(54)	228	(253)	36	11
Touchstone Mid Cap Growth Fund	1,683	(2,304)	395	(226)	1,592	(1,383)	(393)	(184)
Touchstone High Yield Fund	479	(399)	55	135	517	(564)	41	(6)
Touchstone Large Cap Core Equity Fund	1,946	(3,503)	11,312	9,755	876	(789)	(91)	(4)
Touchstone Money Market Fund	3,246	(2,632)	11,736	12,350	280	(276)	(23)	(19)
Touchstone Third Avenue Value Fund	881	(945)	(127)	(191)	766	(793)	250	223
Touchstone Moderate ETF Fund	584	(566)	4,680	4,698	—	—	—	—

Alger American Large Cap Growth Portfolio	707	(1,664)	(4,327)	(5,284)	1,926	(1,908)	(641)	(623)
Alger American Small Cap Growth Portfolio	348	(1,001)	(2,569)	(3,222)	716	(1,025)	(398)	(707)

PIMCO VIT Long-Term U.S. Government Bond	528	(593)	1,125	1,060	544	(516)	141	169

Fidelity VIP Asset Manager Portfolio - Service Class 2	139	(102)	(212)	(175)	190	(89)	—	101
Fidelity VIP Balanced Portfolio - Service Class 2	422	(94)	1,330	1,658	301	(453)	5,272	5,120
Fidelity VIP Contrafund Portfolio - Service Class 2	608	(820)	344	132	573	(531)	2,894	2,936
Fidelity VIP Equity-Income Portfolio - Service Class 2	763	(1,092)	(1,132)	(1,461)	580	(1,151)	123	(448)
Fidelity VIP Growth Portfolio - Service Class 2	382	(434)	454	402	227	(237)	(18)	(28)
Fidelity VIP Growth & Income Portfolio - Service Class 2	287	(256)	80	111	285	(434)	(36)	(185)
Fidelity VIP Mid Cap Portfolio - Service Class 2	382	(1,014)	(190)	(822)	398	(482)	2,343	2,259

MFS VIT Growth Series - Initial Class	563	(1,542)	(3,670)	(4,649)	1,773	(2,058)	(732)	(1,017)
MFS VIT Investors Trust Series - Initial Class	254	(795)	(4,389)	(4,930)	765	(969)	(196)	(400)
MFS VIT Core Equity Series - Service Class	11	(38)	(380)	(407)	40	(35)	(1)	4
MFS VIT Mid Cap Growth Series - Service Class	74	(121)	(755)	(802)	183	(185)	(54)	(56)
MFS VIT New Discovery Series - Service Class	35	(420)	(599)	(984)	102	(83)	—	19

AIM Capital Appreciation Fund - Series I	3,130	(3,019)	983	1,094	2,308	(2,783)	(150)	(625)
AIM Government Securities Fund - Series I	169	(120)	331	380	176	(200)	77	53

Putnam VT International Equity Fund - Class IB	974	(2,479)	1,315	(190)	826	(744)	1,329	1,411

DWS VIT Equity 500 Index - Class A	1,048	(3,803)	1,594	(1,161)	847	(1,478)	6	(625)
DWS VIT Small Cap Index - Class A	343	(888)	294	(251)	251	(255)	2,002	1,998

19

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.       Changes in Units Outstanding (continued)

Pinnacle, Pinnacle II and Legacy Variable Universal Life

	2008				2007
Division	Units Purchased	Units Redeemed	Transfers between Sub accounts	Net Increase (Decrease)	Units Purchased	Units Redeemed	Transfers between Sub accounts	Net Increase (Decrease)

Touchstone Baron Small Cap Growth Fund	8,683	(3,647)	(2,081)	2,955	3,153	(3,006)	1,046	1,193
Touchstone Core Bond Fund	3,017	(6,499)	(13,140)	(16,622)	3,095	(3,513)	9,274	8,856
Touchstone Mid Cap Growth Fund	8,889	(8,291)	(358)	242	9,053	(8,127)	755	1,681
Touchstone High Yield Fund	11,436	(4,983)	(2,709)	3,744	4,746	(4,594)	5,252	5,404
Touchstone Large Cap Core Equity Fund	8,383	(9,888)	401,760	400,255	1,808	(2,437)	71	(558)
Touchstone Money Market Fund	106,800	(29,968)	(22,331)	54,501	145,238	(20,713)	(103,055)	21,470
Touchstone Third Avenue Value Fund	7,202	(7,584)	(176)	(558)	7,450	(7,932)	300	(182)
Touchstone Moderate ETF Fund	5,231	(9,010)	37,929	34,150	—	—	—	—
Touchstone Aggressive ETF Fund	286	(87)	751	950	—	—	—	—
Touchstone Enhanced ETF Fund	224	(61)	1,079	1,242	—	—	—	—

J.P. Morgan Series II Trust Mid Cap Value Portfolio	—	(44)	—	(44)	—	(46)	(1,253)	(1,299)

Fidelity VIP Money Market Fund Portfolio - Initial Class	2,447	(6,060)	6,540	2,927	8,017	(11,073)	(1,737)	(4,793)
Fidelity VIP Asset Manager Portfolio - Service Class 2	657	(496)	(292)	(131)	598	(445)	61	214
Fidelity VIP Balanced Portfolio - Service Class 2	3,114	(2,308)	(326)	480	3,301	(5,939)	2,833	195
Fidelity VIP Contrafund Portfolio - Service Class 2	16,876	(9,556)	3,842	11,162	6,486	(5,045)	5,166	6,607
Fidelity VIP Equity-Income Portfolio - Service Class 2	15,909	(7,634)	1,078	9,353	7,015	(11,433)	2,758	(1,660)
Fidelity VIP Growth Portfolio - Service Class 2	3,213	(3,491)	2,346	2,068	3,096	(5,858)	(145)	(2,907)
Fidelity VIP Growth & Income Portfolio - Service Class 2	3,825	(6,699)	17	(2,857)	5,571	(3,439)	(783)	1,349
Fidelity VIP Mid Cap Portfolio - Service Class 2	10,763	(3,547)	(5,180)	2,036	5,273	(5,084)	969	1,158
Fidelity VIP Freedom 2015	129	(223)	481	387	—	—	—	—
Fidelity VIP Freedom 2020	37	(30)	88	95	—	—	—	—
Fidelity VIP Freedom 2025	654	(280)	561	935	—	—	—	—
Fidelity VIP Freedom 2030	510	(156)	424	778	—	—	—	—

MFS VIT Capital Opportunities Series - Service Class	326	(714)	(12,178)	(12,566)	957	(11,234)	(878)	(11,155)
MFS VIT Growth Series - Service Class	331	(1,799)	(2,058)	(3,526)	1,584	(1,990)	(685)	(1,091)
MFS VIT Mid Cap Growth Series - Service Class	571	(2,636)	(7,188)	(9,253)	1,767	(11,392)	(1,573)	(11,198)
MFS VIT New Discovery Series - Service Class	367	(1,455)	(2,372)	(3,460)	1,025	(2,406)	(275)	(1,656)

Janus Aspen Mid Cap Growth	764	(3,010)	(156)	(2,402)	1,233	(1,642)	400	(9)
Janus Aspen Capital Appreciation	1,783	(1,274)	6,797	7,306	527	(557)	(1,069)	(1,099)
Janus Aspen Worldwide Growth	954	(1,102)	481	333	1,708	(4,282)	(63)	(2,637)

Oppenheimer Aggressive Growth	1,555	(2,352)	(11)	(808)	1,916	(827)	(171)	918
Oppenheimer Strategic Bond	21,179	(4,508)	12,545	29,216	5,288	(3,620)	4,455	6,123
Oppenheimer International Growth	15,688	(4,518)	(327)	10,843	4,007	(4,294)	5,728	5,441

Rydex Alternative Strategies	—	—	25	25	—	—	—	—

AIM VI Basic Value Fund - Series II	826	(775)	701	752	1,067	(492)	1,538	2,113
AIM VI Capital Appreciation Fund - Series II	419	(256)	10	173	352	(208)	(58)	86
AIM VI Core Equity Fund - Series II	622	(2,612)	(1,794)	(3,784)	1,114	(637)	(22)	455

Putnam VT Growth and Income Fund - Class IB	2,482	(908)	1,438	3,012	1,472	(392)	678	1,758
Putnam VT International Equity Fund - Class IB	1,651	(2,058)	853	446	971	(531)	705	1,145
Putnam VT New Opportunities Fund - Class IB	66	(84)	1	(17)	64	(35)	75	104
Putnam VT Small Cap Value Fund - Class IB	7,745	(734)	(1,407)	5,604	1,161	(304)	1,805	2,662
Putnam VT Voyager Fund - Class IB	35	(83)	(292)	(340)	40	(49)	82	73

20

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.      Changes in Units Outstanding (continued)

Pinnacle, Pinnacle II and Legacy Variable Universal Life

	2008				2007
Division	Units Purchased	Units Redeemed	Transfers between Sub accounts	Net Increase (Decrease)	Units Purchased	Units Redeemed	Transfers between Sub accounts	Net Increase (Decrease)

Franklin Templeton VIP Trust Growth & Income Securities Fund - Class 2	3,025	(608)	(1,000)	1,417	1,345	(890)	348	803
Franklin Templeton VIP Trust Income Securities Fund - Class 2	2,796	(1,362)	(2,451)	(1,017)	2,327	(1,236)	5,233	6,324
Franklin Templeton VIP Trust Mutual Shares Securities Fund - Class 2	8,679	(1,100)	(2,231)	5,348	1,709	(474)	3,640	4,875
Franklin Templeton VIP Trust Large Cap Growth Securities Fund - Class 2	2,950	(1,368)	(934)	648	1,522	(756)	1,047	1,813
Franklin Templeton VIP Trust U.S. Government Fund - Class 2	19,678	(6,578)	7,735	20,835	4,114	(2,740)	7,151	8,525
Franklin Templeton VIP Trust Foreign Securities Fund - Class 2	5,340	(3,419)	(1,043)	878	5,919	(1,877)	(364)	3,678
Franklin Templeton VIP Trust Growth Securities Fund - Class 2	992	(493)	1,430	1,929	1,409	(480)	740	1,669

Van Kampen LIT Comstock Portfolio - Class II	1,562	(3,562)	1,100	(900)	1,805	(1,050)	657	1,412
Van Kampen LIT Capital Growth Portfolio - Class II	163	(326)	(47)	(210)	740	(274)	276	742

Van Kampen UIF Emerging Markets Equity Portfolio - Class II	1,242	(413)	386	1,215	858	(272)	468	1,054

DWS Variable Series I Bond Portfolio - Class A	3,704	(685)	(5,688)	(2,669)	1,354	(551)	3,200	4,003

DWS VIT Equity 500 Index - Class A	52,019	(41,374)	8,727	19,372	33,938	(31,167)	(11,210)	(8,439)
DWS VIT Small Cap Index - Class A	2,488	(1,600)	314	1,202	1,968	(822)	1,167	2,313

21

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

6.      Financial Highlights

A summary of net assets, unit values and units outstanding for variable universal life insurance contracts, investment income and expense ratios, excluding expenses of the underlying funds, are presented for the periods ended December 31, 2008, 2007, 2006, 2005, and 2004.

Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

Expense ratio amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

Total return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

	At December 31, 2008						For the period ended December 31, 2008
	Beginning			Ending
	Unit Value	Units		Unit Value	Net Assets		Investment	Expense Ratio	Total Return
Division	Range	(000s)		Range	(000s)		Income Ratio (1)	Range (1)	Range (2)
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$20.88 to $22.12	33		$13.73 to $14.68	$484		0.00%	0.00% to 0.90%	(33.63%) to (34.24%)
Core Bond Fund	13.53 to 14.14	173		13.09 to 13.56	2,263		4.72%	0.00% to 0.90%	(3.25%) to (4.10%)
Mid Cap Growth Fund	22.31 to 29.83	78		13.45 to 17.82	1,097		4.38%	0.00% to 0.90%	(39.71%) to (40.26%)
High Yield Fund	15.15 to 16.02	173		11.38 to 12.15	2,104		7.11%	0.00% to 0.90%	(24.16%) to (24.88%)
Large Cap Core Equity Fund	11.58 to 13.66	425		7.44 to 8.85	3,735		4.00%	0.00% to 0.90%	(35.21%) to (35.75%)
Money Market Fund	11.38 to 11.61	141		11.62 to 11.96	1,685		2.87%	0.00% to 0.90%	2.11% to 3.01%
Third Avenue Value Fund	18.47 to 22.19	74		11.26 to 13.65	994		2.11%	0.00% to 0.90%	(38.49%) to (39.04%)
Moderate ETF Fund	10.00	39		8.08 to 8.13	315		4.17%	0.00% to 0.90%	(18.70%) to (19.20%)
Aggressive ETF Fund	10.00	1		7.31	7		6.12%	0.00% to 0.90%	(26.90%)
Enhanced ETF Fund	10.00	1		7.17	9		17.34%	0.00% to 0.90%	(28.30%)
The Alger American Fund
Large Cap Growth Portfolio	11.40	10		6.08	62		0.26%	0.90%	(46.67%)
Small Cap Growth Portfolio	13.04	5		6.90	38		0.00%	0.90%	(47.09%)
JP Morgan Series II Trust
JP Morgan Mid Cap Value Portfolio	19.64	1		13.12	8		1.55%	0.00%	(33.20%)
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	17.95	4		20.87	81		4.61%	0.90%	16.27%
Rydex Variable Trust
Alternative Strategies Allocations	10.00	—	*	9.82	—	*	4.30%	0.90%	(1.80%)
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	12.15	31		12.52	384		2.96%	0.00%	(3.05%)
Asset Manager Portfolio - Service Class 2	13.26 to 14.70	6		9.34 to 10.45	60		9.13%	0.00% to 0.90%	(28.91%) to (29.56%)
Balanced Portfolio - Service Class 2	13.27 to 14.84	37		8.66 to 9.77	351		2.88%	0.00% to 0.90%	(34.74%) to (34.16%)
Contrafund Portfolio - Service Class 2	18.31 to 20.53	72		10.40 to 11.77	835		1.02%	0.00% to 0.90%	(42.67%) to (43.20%)
Equity-Income Portfolio - Service Class 2	13.69 to 15.48	63		7.76 to 8.85	558		2.67%	0.00% to 0.90%	(42.83%) to (43.32%)
Growth Portfolio - Serivce Class 2	11.20 to 13.27	25		5.85 to 6.99	169		0.68%	0.00% to 0.90%	(47.32%) to (47.77%)
Growth & Income Portfolio - Serivce Class 2	13.16 to 14.94	35		7.58 to 8.68	306		3.18%	0.00% to 0.90%	(41.90%) to (42.40%)
Mid Cap Portfolio - Service Class 2	23.19 to 25.66	59		13.88 to 15.50	904		4.98%	0.00% to 0.90%	(39.59%) to (40.15%)
Freedom 2015 - Service Class 2	10.00	—	*	7.48	3		8.36%	0.00% to 0.90%	(25.20%)
Freedom 2020 - Service Class 2	10.00	—	*	6.98	1		8.71%	0.00% to 0.90%	(30.20%)
Freedom 2025 - Service Class 2	10.00	1		6.83	6		9.50%	0.00% to 0.90%	(31.70%)
Freedom 2030 - Service Class 2	10.00	1		6.48	5		8.77%	0.00% to 0.90%	(35.20%)

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not annualized

-* Less than 1,000

22

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

6.              Financial Highlights (continued)

	At December 31, 2008					For the period ended December 31, 2008
	Beginning			Ending
	Unit Value	Units		Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Division	Range	(000s)		Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
MFS Variable Insurance Trust
Growth Series - Initial Class	$11.01	7		$6.83	$48	0.27%	0.90%	(37.97%)
Investors Trust Series - Initial Class	11.85	2		7.86	18	1.59%	0.90%	(33.67%)
Core Equity Series - Service Class	9.75 to 11.00	3		5.86 to6.68	22	0.60%	0.00% to 0.90%	(39.27%) to (39.59%)
Growth Series - Service Class	12.31	4		7.69	28	0.00%	0.00%	(37.53%)
Mid Cap Growth Series - Service Class	7.87 to 10.05	6		3.78 to 4.87	27	0.19%	0.00% to 0.90%	(51.54%) to (51.97%)
New Discovery Series - Service Class	10.72 to 12.54	3		6.42 to 7.59	23	7.00%	0.00% to 0.90%	(37.08%) to (40.11%)
Janus Aspen Series
Mid Cap Growth Portfolio - Service Shares	14.96	3		8.40	24	0.05%	0.00%	(43.85%)
Forty Growth Portfolio - Service Shares	18.15	16		10.11	158	0.01%	0.00%	(44.3%)
Worldwide Growth Portfolio - Service Shares	11.99	8		6.62	51	1.05%	0.00%	(44.79%)
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA - Service Class	11.72	10		5.95	61	0.00%	0.00%	(49.23%)
Strategic Bond Fund/VA - Service Class	16.69	71		14.27	1,014	4.49%	0.00%	(14.5%)
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class	19.13	46		10.89	496	0.77%	0.00%	(43.07%)
AIM Variable Insurance Funds, Inc.
V.I. Capital Appreciation Fund - Series I	11.00	18		6.27	115	0.00%	0.90%	(43.00%)
V.I. Government Securities Fund - Series I	13.96	2		15.54	26	4.24%	0.90%	11.32%
V.I. Basic Value Fund - Series II	17.63	8		8.48	67	2.76%	0.00%	(51.90%)
V.I. Capital Appreciation Fund - Series II	16.94	1		9.72	13	0.00%	0.00%	(42.62%)
V.I. Core Equity Fund - Series II	11.76	5		8.19	38	1.59%	0.00%	(30.36%)
Putnam Variable Trust
Growth and Income Fund - Class IB	15.91	10		9.75	101	7.46%	0.00%	(38.72%)
International Equity Fund - Class IB	22.62 to 23.59	19		12.56 to 13.22	249	8.08%	0.00% to 0.90%	(43.96%) to (44.47%)
New Opportunities Fund - Class IB	17.46	—	*	10.69	1	0.00%	0.00%	(38.77%)
Small Cap Value Fund - Class IB	19.98	16		12.12	192	2.29%	0.00%	(39.34%)
Voyager Fund - Class IB	14.68	0		9.24	2	0.00%	0.00%	(37.06%)
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	16.32	11		10.58	114	4.17%	0.00%	(35.17%)
Income Securities Fund - Class 2	17.41	12		12.25	153	5.84%	0.00%	(29.64%)
Mutual Shares Securities Fund - Class 2	18.61	18		11.70	207	5.23%	0.00%	(37.13%)
Large Cap Growth Securities Fund - Class 2	15.74	13		10.31	139	4.14%	0.00%	(34.5%)
U.S. Government Fund - Class 2	11.87	48		12.77	608	6.66%	0.00%	7.58%)
Templeton Foreign Securities Fund - Class 2	24.76	36		14.76	536	3.28%	0.00%	(40.39%)
Templeton Growth Securities Fund - Class 2	21.13	10		12.18	118	1.96%	0.00%	(42.36%)
Van Kampen Life Investment Trust
Van Kampen Comstock Portfolio	17.66	7		11.34	85	3.08%	0.00%	(35.79%)
Van Kampen Capital Growth Portfolio	16.38	10		8.33	83	0.20%	0.00%	(49.15%)
Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	48.22	6		20.86	121	8.24%	0.00%	(56.74%)
DWS Variable Series I
Bond Portfolio - Class A	12.13	7		10.10	68	3.20%	0.00%	(16.74%)
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	10.79 to 13.85	397		6.72 to 8.70	3,447	8.94%	0.00% to 0.90%	(37.18%) to (37.72%)
Small Cap Index Fund - Class A	15.58 to 18.00	16		10.17 to 11.86	187	2.48%	0.00% to 0.90%	(34.11%) to (34.72%)

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not annualized

-* Less than 1,000

23

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

6.              Financial Highlights (continued)

	At December 31, 2007					For the period ended December 31, 2007
	Beginning			Ending
	Unit Value	Units		Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Division	Range	(000s)		Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$20.51 to $21.52	30		$20.88 to $22.12	$661	0.00%	0.00% to 0.90%	1.80% to 2.79%
Core Bond Fund	12.83 to 13.53	190		13.53 to 14.14	2,565	4.55%	0.00% to 0.90%	4.51% to 5.46%
Mid Cap Growth Fund	19.50 to 26.30	78		22.31 to 29.83	1,823	0.00%	0.00% to 0.90%	13.42% to 14.41%
High Yield Fund	15.02 to 15.74	170		15.15 to 16.02	2,713	8.87%	0.00% to 0.90%	0.87% to 1.78%
Large Cap Core Equity Fund	11.09 to 12.97	15		11.58 to 13.66	191	2.19%	0.00% to 0.90%	4.42% to 5.32%
Money Market Fund	10.92 to 11.04	75		11.38 to 11.61	867	4.64%	0.00% to 0.90%	4.21% to 5.16%
Third Avenue Value Fund	18.98 to 22.60	75		18.47 to 22.19	1,634	0.74%	0.00% to 0.90%	(1.81%) to (2.69%)
The Alger American Fund
Large Cap Growth Portfolio	9.59	15		11.40	176	0.34%	0.90%	18.87%
Small Cap Growth Portfolio	11.22	9		13.04	113	0.00%	0.90%	16.22%
JP Morgan Series II Trust
JP Morgan Mid Cap Value Portfolio	19.17	1		19.64	13	0.48%	0.00%	2.45%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	16.50	3		17.95	51	4.45%	0.90%	8.79%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	11.55	28		12.15	337	5.09%	0.00%	5.19%
Asset Manager Portfolio - Service Class 2	11.62 to 12.77	6		13.26 to 14.70	89	5.74%	0.00% to 0.90%	14.11% to 15.11%
Balanced Portfolio - Service Class 2	12.32 to 13.65	35		13.27 to 14.84	504	3.11%	0.00% to 0.90%	7.71% to 8.72%
Contrafund Portfolio - Service Class 2	15.75 to 17.50	61		18.31 to 20.53	1,227	0.82%	0.00% to 0.90%	16.25% to 17.31%
Equity-Income Portfolio - Service Class 2	13.64 to 15.29	55		13.69 to 15.48	851	1.65%	0.00% to 0.90%	0.37% to 1.24%
Growth Portfolio - Serivce Class 2	8.92 to 10.47	22		11.20 to 13.27	290	0.46%	0.00% to 0.90%	25.56% to 26.74%
Growth & Income Portfolio - Serivce Class 2	11.87 to 13.35	38		13.16 to 14.94	568	1.40%	0.00% to 0.90%	10.87% to 11.91%
Mid Cap Portfolio - Service Class 2	20.29 to 22.25	58		23.19 to 25.66	1,464	0.52%	0.00% to 0.90%	14.29% to 15.33%
MFS Variable Insurance Trust
Growth Series - Initial Class	9.17	12		11.01	129	0.00%	0.90%	21.05%
Investors Trust Series - Initial Class	10.84	7		11.85	85	0.86%	0.90%	9.32%
Core Equity Series - Service Class	8.87 to 9.92	16		9.75 to 11.00	178	0.12%	0.00% to 0.90%	9.92% to 10.89%
Growth Series - Service Class	10.18	7		12.31	88	0.00%	0.00%	20.92%
Mid Cap Growth Series - Service Class	7.25 to 9.18	16		7.87 to 10.05	156	0.00%	0.00% to 0.90%	8.55% to 9.48%
New Discovery Series - Service Class	10.58 to 12.27	8		10.72 to 12.54	92	0.00%	0.00% to 0.90%	1.32% to 2.20%
Janus Aspen Series
Mid Cap Growth Portfolio - Service Shares	12.29	5		14.96	79	0.07%	0.00%	21.72%
Forty Growth Portfolio - Service Shares	13.29	8		18.15	152	0.17%	0.00%	36.57%
Worldwide Growth Portfolio - Service Shares	10.96	7		11.99	89	0.61%	0.00%	9.40%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA - Service Class	11.05	11		11.72	129	0.00%	0.00%	6.06%
Strategic Bond Fund/VA - Service Class	15.23	45		16.69	743	3.25%	0.00%	9.59%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class	16.93	35		19.13	665	0.68%	0.00%	12.99%
AIM Variable Insurance Funds, Inc.
V.I. Capital Appreciation Fund - Series I	9.91	17		11.00	189	0.00%	0.90%	11.00%
V.I. Government Securities Fund - Series I	13.25	1		13.96	18	4.13%	0.90%	5.36%
V.I. Basic Value Fund - Series II	17.39	7		17.63	126	0.41%	0.00%	1.38%
V.I. Capital Appreciation Fund - Series II	15.16	1		16.94	20	0.00%	0.00%	11.74%
V.I. Core Equity Fund - Series II	10.90	8		11.76	99	1.01%	0.00%	7.89%
Putnam Variable Trust
Growth and Income Fund - Class IB	16.93	7		15.91	117	1.39%	0.00%	(6.02%)
International Equity Fund - Class IB	21.06 to 21.77	19		22.62 to 23.59	441	2.82%	0.00% to 0.90%	7.41% to 8.36%
New Opportunities Fund - Class IB	16.51	—	*	17.46	2	0.00%	0.00%	5.75%
Small Cap Value Fund - Class IB	22.90	10		19.98	204	0.61%	0.00%	-12.75%
Voyager Fund - Class IB	13.91	1		14.68	8	0.00%	0.00%	5.54%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	16.95	9		16.32	153	2.34%	0.00%	-3.72%
Income Securities Fund - Class 2	16.78	13		17.41	235	3.64%	0.00%	3.75%
Mutual Shares Securities Fund - Class 2	17.98	12		18.61	229	1.33%	0.00%	3.50%
Large Cap Growth Securities Fund - Class 2	14.82	13		15.74	202	0.77%	0.00%	6.21%
U.S. Government Fund - Class 2	11.13	26		11.87	314	4.96%	0.00%	6.65%
Templeton Foreign Securities Fund - Class 2	21.44	35		24.76	877	2.02%	0.00%	15.49%
Templeton Growth Securities Fund - Class 2	20.64	8		21.13	164	1.36%	0.00%	2.37%
Van Kampen Life Investment Trust
Van Kampen Comstock Portfolio	18.08	8		17.66	148	1.54%	0.00%	-2.32%
Van Kampen Capital Growth Portfolio	14.04	10		16.38	167	0.00%	0.00%	16.67%
Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	34.33	5		48.22	220	0.45%	0.00%	40.46%
DWS Variable Series I
Bond Portfolio - Class A	11.65	9		12.13	114	1.07%	0.00%	4.12%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	10.34 to 13.15	379		10.79 to 13.85	5,229	4.92%	0.00% to 0.90%	4.35% to 5.32%
Small Cap Index Fund - Class A	16.03 to 18.34	15		15.58 to 18.00	267	1.53%	0.00% to 0.90%	(1.85%) to (2.81%)

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not annualized

-* Less than 1,000

24

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

6.              Financial Highlights (continued)

	At December 31, 2006						For the period ended December 31, 2006
	Beginning			Ending
	Unit Value	Units		Unit Value	Net Assets		Investment	Expense Ratio	Total Return
Division	Range	(000s)		Range	(000s)		Income Ratio (1)	Range (1)	Range (2)
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$17.49 to $18.19	29		$20.51 to $21.52	$617		0.00%	0.00% to 0.90%	17.21% to 18.26%
Core Bond Fund	12.33 to 13.12	181		12.83 to 13.53	2,319		4.38%	0.00% to 0.90%	3.13% to 4.05%
Mid Cap Growth Fund	16.78 to 22.84	77		19.50 to 26.30	1,567		0.00%	0.00% to 0.90%	15.14% to 16.18%
High Yield Fund	14.04 to 14.59	164		15.02 to 15.74	2,581		7.43%	0.00% to 0.90%	6.94% to 7.90%
Large Cap Core Equity Fund	8.84 to 10.24	15		11.09 to 12.97	189		2.51%	0.00% to 0.90%	25.45% to 26.57%
Money Market Fund	10.50 to 10.51	53		10.92 to 11.04	587		5.33%	0.00% to 0.90%	3.98% to 4.91%
Third Avenue Value Fund	16.53 to 19.50	75		18.98 to 22.60	1,665		1.15%	0.00% to 0.90%	14.84% to 15.87%
The Alger American Fund
Large Cap Growth Portfolio	9.2	16		9.59	154		0.13%	0.90%	4.21%
Small Cap Growth Portfolio	9.43	9		11.22	105		0.00%	0.90%	18.95%
JP Morgan Series II Trust
JP Morgan Mid Cap Value Portfolio	16.4	2		19.17	38		3.01%	0.00%	16.84%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	16.46	3		16.50	44		5.40%	0.90%	0.25%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	11.02	33		11.55	376		4.68%	0.00%	4.87%
Asset Manager Portfolio - Service Class 2	10.94 to 11.92	6		11.62 to 12.77	73		1.81%	0.00% to 0.90%	6.18% to 7.14%
Balanced Portfolio - Service Class 2	11.15 to 12.24	29		12.32 to 13.65	399		1.65%	0.00% to 0.90%	10.51% to 11.50%
Contrafund Portfolio - Service Class 2	14.26 to 15.71	51		15.75 to 17.50	885		1.04%	0.00% to 0.90%	10.44% to 11.43%
Equity-Income Portfolio - Service Class 2	11.47 to 12.75	58		13.64 to 15.29	872		4.17%	0.00% to 0.90%	18.86% to 19.93%
Growth Portfolio - Serivce Class 2	8.44 to 9.83	25		8.92 to 10.47	260		0.16%	0.00% to 0.90%	5.62% to 6.57%
Growth & Income Portfolio - Serivce Class 2	10.61 to 11.83	37		11.87 to 13.35	492		0.66%	0.00% to 0.90%	11.85% to 12.86%
Mid Cap Portfolio - Service Class 2	18.21 to 19.79	54		20.29 to 22.25	1,199		1.12%	0.00% to 0.90%	11.40% to 12.40%
MFS Variable Insurance Trust
Growth Series - Initial Class	8.57	13		9.17	117		0.00%	0.90%	6.93%
Investors Trust Series - Initial Class	9.68	8		10.84	82		0.52%	0.90%	11.99%
Core Equity Series - Service Class	7.89 to 8.74	27		8.87 to 9.92	271		0.17%	0.00% to 0.90%	12.49% to 13.50%
Growth Series - Service Class	9.46	8		10.18	84		0.00%	0.00%	7.61%
Mid Cap Growth Series - Service Class	7.16 to 8.97	27		7.25 to 9.18	246		3.41%	0.00% to 0.90%	1.39% to 2.30%
New Discovery Series - Service Class	9.45 to 10.86	9		10.58 to 12.27	110		1.81%	0.00% to 0.90%	11.93% to 12.93%
Janus Aspen Series
Mid Cap Growth Portfolio - Service Shares	10.84	5		12.29	65		0.00%	0.00%	13.31%
Forty Growth Portfolio - Service Shares	12.18	9		13.29	126		0.13%	0.00%	9.12%
Worldwide Growth Portfolio - Service Shares	9.29	10		10.96	110		1.44%	0.00%	17.94%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA - Service Class	10.76	10		11.05	111		0.00%	0.00%	2.70%
Strategic Bond Fund/VA - Service Class	14.2	38		15.23	585		3.48%	0.00%	7.23%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class	13.1	29		16.93	496		0.34%	0.00%	29.25%
AIM Variable Insurance Funds, Inc.
V.I. Capital Appreciation Fund - Series I	10.00	18		9.91	177		0.11%	0.90%	-0.90%
V.I. Government Securities Fund - Series I	12.91	1		13.25	17		3.59%	0.90%	2.63%
V.I. Basic Value Fund - Series II	15.4	5		17.39	87		0.26%	0.00%	12.94%
V.I. Capital Appreciation Fund - Series II	14.29	1		15.16	17		0.00%	0.00%	6.06%
V.I. Core Equity Fund - Series II	13.23	8		10.90	86		1.02%	0.00%	(-17.61%)
Putnam Variable Trust
Growth and Income Fund - Class IB	14.61	6		16.93	95		1.39%	0.00%	15.91%
International Equity Fund - Class IB	16.64 to 17.04	17		21.06 to 21.77	354		0.64%	0.00% to 0.90%	26.58% to 27.72%
New Opportunities Fund - Class IB	15.21	—	*	16.51	—	*	0.00%	0.00%	8.56%
Small Cap Value Fund - Class IB	19.52	8		22.90	173		0.37%	0.00%	17.29%
Voyager Fund - Class IB	13.2	—	*	13.91	7		0.09%	0.00%	5.44%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	14.52	9		16.95	145		2.43%	0.00%	16.76%
Income Securities Fund - Class 2	14.19	7		16.78	121		3.03%	0.00%	18.24%
Mutual Shares Securities Fund - Class 2	15.19	7		17.98	134		2.18%	0.00%	18.38%
Large Cap Growth Securities Fund - Class 2	13.36	11		14.82	163		0.74%	0.00%	10.90%
U.S. Government Fund - Class 2	10.70	18		11.13	199		4.49%	0.00%	4.02%
Templeton Foreign Securities Fund - Class 2	17.66	32		21.44	681		1.12%	0.00%	21.44%
Templeton Growth Securities Fund - Class 2	16.95	6		20.64	126		1.17%	0.00%	21.81%
Van Kampen Life Investment Trust
Van Kampen Comstock Portfolio	15.58	7		18.08	126		3.23%	0.00%	16.04%
Van Kampen Capital Growth Portfolio	13.68	9		14.04	133		0.00%	0.00%	2.63%
Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	25.03	4		34.33	121		0.70%	0.00%	37.17%
DWS Variable Series I
Bond Portfolio - Class A	11.12	5		11.65	63		0.92%	0.00%	4.72%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	9.03 to 11.39	39		10.34 to 13.15	5,084		1.96%	0.00% to 0.90%	14.49% to 15.52%
Small Cap Index Fund - Class A	13.77 to 15.61	11		16.03 to 18.34	198		1.16%	0.00% to 0.90%	16.45% to 17.49%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not annualized

-* Less than 1,000

25

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

6.              Financial Highlights (continued)

	At December 31, 2005					For the period ended December 31, 2005
	Beginning			Ending
	Unit Value	Units		Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Division	Range	(000s)		Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$16.39 to $16.90	20		$17.50 to $18.20	$363	0.00%	0.00% to 0.90%	6.73% to 7.69%
Core Bond Fund	12.13 to 13.02	178		12.33 to 13.12	2,198	0.00%	0.00% to 0.90%	.78% to 1.68%
Mid Cap Growth Fund	14.56 to 20.00	66		16.78 to 22.84	1,142	0.00%	0.00% to 0.90%	14.27% to 15.29%
High Yield Fund	13.72 to 14.13	166		14.04 to 14.59	2,428	0.00%	0.00% to 0.90%	2.35% to 3.27%
Large Cap Core Equity Fund	9.20 to 10.56	15		8.84 to 10.24	146	0.00%	0.00% to 0.90%	(3.92%) to (3.06%)
Money Market Fund	10.20 to 10.27	65		10.50 to 10.52	688	3.28%	0.00% to 0.90%	2.22% to 3.14%
Third Avenue Value Fund	14.20 to 16.61	63		16.53 to 19.50	1,205	0.01%	0.00% to 0.90%	16.36% to 17.41%
The Alger American Fund
Large Cap Growth Portfolio	8.29	18		9.20	170	0.22%	0.90%	11.04%
Small Cap Growth Portfolio	8.14	10		9.43	92	0.00%	0.90%	15.84%
JP Morgan Series II Trust
JP Morgan Mid Cap Value Portfolio	15.02	2		16.40	33	0.40%	0.00%	9.21%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	15.86	3		16.46	43	6.43%	0.90%	3.80%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	10.69	28		11.02	312	2.71%	0.00%	3.03%
Asset Manager Portfolio - Service Class 2	10.63 to 11.48	3		10.94 to 11.92	40	2.21%	0.00% to 0.90%	2.86% to 3.78%
Balanced Portfolio - Service Class 2	10.66 to 11.60	28		11.15 to 12.24	339	2.47%	0.00% to 0.90%	4.59% to 5.53%
Contrafund Portfolio - Service Class 2	12.33 to 13.47	40		14.26 to 15.71	617	0.11%	0.00% to 0.90%	15.61% to 16.65%
Equity-Income Portfolio - Service Class 2	10.96 to 12.07	44		11.47 to 12.75	558	1.39%	0.00% to 0.90%	4.63% to 5.57%
Growth Portfolio - Serivce Class 2	8.08 to 9.31	24		8.44 to 9.83	238	0.29%	0.00% to 0.90%	4.56% to 5.50%
Growth & Income Portfolio - Serivce Class 2	9.97 to 11.02	36		10.61 to 11.83	422	1.24%	0.00% to 0.90%	6.44% to 7.40%
Mid Cap Portfolio - Service Class 2	15.57 to 16.77	43		18.21 to 19.79	853	0.00%	0.00% to 0.90%	16.97% to 18.02%
MFS Variable Insurance Trust
Growth Series - Initial Class	7.92	14		8.57	120	0.00%	0.90%	8.22%
Investors Trust Series - Initial Class	9.10	8		9.68	80	0.53%	0.90%	6.36%
Core Equity Series - Service Class	7.84 to 8.62	34		7.89 to 8.74	296	0.52%	0.00% to 0.90%	0.56% to 1.46%
Growth Series - Service Class	8.69	9		9.46	86	0.00%	0.00%	8.92%
Mid Cap Growth Series - Service Class	7.02 to 8.73	31		7.16 to 8.97	269	0.00%	0.00% to 0.90%	1.94% to 2.86%
New Discovery Series - Service Class	9.08 to 10.34	9		9.45 to 10.86	100	0.00%	0.00% to 0.90%	4.10% to 5.03%
Janus Aspen Series
Mid Cap Growth Portfolio - Service Shares	9.68	6		10.84	65	0.00%	0.00%	12.03%
Capital Appreciation Portfolio - Service Shares	10.82	9		12.18	113	0.01%	0.00%	12.56%
Worldwide Growth Portfolio - Service Shares	8.80	12		9.29	109	1.09%	0.00%	5.57%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA - Service Class	9.61	10		10.76	112	0.00%	0.00%	11.98%
Strategic Bond Fund/VA - Service Class	13.86	27		14.20	381	3.30%	0.00%	2.48%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class	11.39	25		13.10	325	0.65%	0.00%	14.95%
AIM Variable Insurance Funds, Inc.
Government Securities Fund - Series I	12.81	2		12.91	20	3.43%	0.90%	0.76%
Basic Value Fund - Series II	14.61	12		15.40	181	1.21%	0.00%	5.43%
Capital Appreciation Fund- Series II	13.17	—		14.29	1	0.00%	0.00%	8.58%
Putnam Variable Trust
Growth and Income Fund - Class IB	13.88	3		14.61	50	1.10%	0.00%	5.23%
International Equity Fund - Class IB	14.96 to 15.19	16		16.64 to 17.04	269	1.41%	0.00% to 0.90%	11.20% to 12.20%
New Opportunities Fund - Class IB	13.83	—	*	15.21	2	0.20%	0.00%	10.00%
Small Cap Value Fund - Class IB	18.24	4		19.52	79	0.19%	0.00%	7.03%
Voyager Fund - Class IB	12.48	—	*	13.20	5	0.97%	0.00%	5.69%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	14.02	5		14.52	78	5.01%	0.00%	3.51%
Income Securities Fund - Class 2	13.97	3		14.19	45	2.12%	0.00%	1.60%
Mutual Shares Securities Fund - Class 2	13.74	6		15.19	87	0.99%	0.00%	10.55%
Large Cap Growth Securities Fund - Class 2	13.22	7		13.36	96	0.38%	0.00%	1.06%
U.S. Government Fund - Class 2	10.45	14		10.70	149	5.19%	0.00%	2.40%
Templeton Foreign Securities Fund - Class 2	16.03	15		17.66	259	0.95%	0.00%	10.17%
Templeton Growth Securities Fund - Class 2	15.57	6		16.95	104	1.28%	0.00%	8.86%
Van Kampen Life Investment Trust
Van Kampen Comstock Portfolio	14.96	12		15.58	194	0.99%	0.00%	4.11%
Van Kampen Capital Growth Portfolio	12.71	1		13.68	14	0.02%	0.00%	7.64%
Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	18.71	3		25.03	66	0.37	0.00%	33.76%
DWS Variable Series I
Bond Portfolio - Class A	10.84	1		11.12	14	2.50%	0.00%	2.60%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	8.70 to 10.88	399		9.03 to 11.39	4,522	1.50%	0.00% to 0.90%	3.74% to 4.68%
Small Cap Index Fund - Class A	13.32 to 14.98	9		13.77 to 15.61	145	0.60%	0.00% to 0.90%	3.33% to 4.26%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not annualized

-* Less than 1,000

26

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

6.              Financial Highlights (continued)

	At December 31, 2004						For the period ended December 31, 2004
	Beginning			Ending
	Unit Value	Units		Unit Value	Net Assets		Investment	Expense Ratio	Total Return
Division	Range	(000s)		Range	(000s)		Income Ratio (1)	Range (1)	Range (2)
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$12.94 to $13.22	17		$16.39 to $16.90	$291		0.00%	0.00% to 0.90%	26.68% to 27.82%
Core Bond Fund	11.74 to 12.72	173		12.13 to 13.02	2,094		4.31%	0.00% to 0.90%	2.39% to 3.31%
Mid Cap Growth Fund	12.99 to 17.99	53		14.56 to 20.00	812		2.04%	0.00% to 0.90%	11.06% to 12.06%
High Yield Fund	12.63 to 12.90	169		13.72 to 14.13	2,388		7.08%	0.00% to 0.90%	8.58% to 9.55%
Large Cap Core Equity Fund	8.83 to 10.04	301		9.20 to 10.56	2,685		2.30%	0.00% to 0.90%	4.26% to 5.29%
Money Market Fund	10.06 to 10.23	37		10.20 to 10.27	376		1.43%	0.00% to 0.90%	.43% to 1.34%
Third Avenue Value Fund	11.38 to 13.19	55		14.20 to 16.61	909		0.27%	0.00% to 0.90%	24.81% to 25.93%
The Alger American Fund
Large Cap Growth Portfolio	7.93	20		8.29	163		0.00%	0.90%	4.56%
Small Cap Growth Portfolio	7.05	10		8.14	78		0.00%	0.90%	15.53%
JP Morgan Series II Trust
JP Morgan Mid Cap Value Portfolio	12.41	—	*	15.02	4		0.29%	0.00%	21.06%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	14.88	2		15.86	37		4.48%	0.90%	6.59%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	10.56	32		10.69	347		1.09%	0.00%	1.21%
Asset Manager Portfolio - Service Class 2	10.20 to 10.92	3		10.63 to 11.48	34		1.97%	0.00% to 0.90%	4.24% to 5.18%
Balanced Portfolio - Service Class 2	10.23 to 11.03	25		10.66 to 11.60	292		1.69%	0.00% to 0.90%	4.21% to 5.15%
Contrafund Portfolio - Service Class 2	10.80 to 11.69	32		12.33 to 13.47	429		0.19%	0.00% to 0.90%	14.13% to 15.16%
Equity-Income Portfolio - Service Class 2	9.95 to 10.85	41		10.96 to 12.07	492		1.28%	0.00% to 0.90%	10.24% to 11.23%
Growth Portfolio - Serivce Class 2	7.90 to 9.03	26		8.08 to 9.31	241		0.12%	0.00% to 0.90%	2.20% to 3.12%
Growth & Income Portfolio - Serivce Class 2	9.53 to 10.44	34		9.97 to 11.02	371		0.63%	0.00% to 0.90%	4.58% to 5.52%
Mid Cap Portfolio - Service Class 2	12.60 to 13.45	44		15.57 to 16.77	739		0.00%	0.00% to 0.90%	23.54% to 24.66%
MFS Variable Insurance Trust
Growth Series - Initial Class	7.08	14		7.92	114		0.00%	0.90%	11.95%
Investors Trust Series - Initial Class	8.25	8		9.10	76		0.60%	0.90%	10.36%
Capital Opportunities Series - Service Class	7.06 to 7.69	33		7.84 to 8.62	278		0.18%	0.00% to 0.90%	11.09% to 12.09%
Growth Series - Service Class	7.71	9		8.69	76		0.00%	0.00%	12.72%
Mid Cap Growth Series - Service Class	6.19 to 7.63	30		7.02 to 8.73	262		0.00%	0.00% to 0.90%	13.36% to 14.38%
New Discovery Series - Service Class	8.62 to 9.74	9		9.08 to 10.34	92		0.00%	0.00% to 0.90%	5.26% to 6.21%
Janus Aspen Series
Mid Cap Growth Portfolio - Service Shares	8.03	6		9.68	56		0.03%	0.00%	20.48%
Capital Appreciation Portfolio - Service Shares	9.17	12		10.82	131		0.00%	0.00%	17.99%
Worldwide Growth Portfolio - Service Shares	8.42	15		8.80	132		0.94%	0.00%	4.53%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA - Service Class	8.04	12		9.61	112		0.00%	0.00%	19.43%
Strategic Bond Fund/VA - Service Class	12.78	18		13.86	249		6.11%	0.00%	8.43%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class	9.73	24		11.39	276		1.27%	0.00%	17.15%
AIM Variable Insurance Funds, Inc.
Government Securities Fund - Series I	12.60	1		12.81	17		3.02%	0.90%	1.65%
Basic Value Fund - Series II	13.18	10		14.61	151		0.00%	0.00%	10.84%
Capital Appreciation Fund - Series II	12.38	—	*	13.17	—	*	0.00%	0.00%	6.33%
Putnam Variable Trust
Growth and Income Fund - Class IB	12.49	1		13.88	8		1.50%	0.00%	11.11%
International Equity Fund - Class IB	12.99 to 13.07	14		14.96 to 15.19	206		0.98%	0.00% to 0.90%	15.16% to 16.19%
New Opportunities Fund - Class IB	12.53	—	*	13.83	5		0.00%	0.00%	10.31%
Small Cap Value Fund - Class IB	14.45	4		18.24	76		0.31%	0.00%	26.21%
Voyager Fund - Class IB	11.89	—	*	12.48	4		0.19%	0.00%	5.03%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	12.68	3		14.02	35		3.49%	0.00%	10.61%
Income Securities Fund - Class 2	12.27	1		13.97	13		2.74%	0.00%	13.85%
Mutual Shares Securities Fund - Class 2	12.20	4		13.74	50		0.92%	0.00%	12.63%
Large Cap Growth Securities Fund - Class 2	12.25	4		13.22	47		0.58%	0.00%	7.93%
U.S. Government Fund - Class 2	10.10	11		10.45	116		6.85%	0.00%	3.48%
Templeton Foreign Securities Fund - Class 2	13.52	7		16.03	109		1.15%	0.00%	18.53%
Templeton Growth Securities Fund - Class 2	13.42	4		15.57	64		1.95%	0.00%	16.03%
Van Kampen Life Investment Trust
Van Kampen Comstock Portfolio	12.74	13		14.96	199		0.33%	0.00%	17.43%
Van Kampen Capital Growth Portfolio	11.90	2		12.71	23		0.00%	0.00%	6.78%
Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	15.32	2		18.71	33		0.00%	0.00%	22.12%
DWS Variable Series I
Bond Portfolio - Class A	10.29	—	*	10.84	4		3.20%	0.00%	5.38%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	7.94 to 9.84	356		8.70 to 10.88	3,859		1.08%	0.00% to 0.90%	9.61% to 10.59%
Small Cap Index Fund - Class A	11.41 to 12.72	12		13.32 to 14.98	173		0.32%	0.00% to 0.90%	16.71% to 17.76%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not annualized

-* Less than 1,000

27

STATUTORY-BASIS FINANCIAL STATEMENTS

AND SCHEDULES

Columbus Life Insurance Company

Years Ended December 31, 2008, 2007 and 2006

Columbus Life Insurance Company

Statutory - Basis Financial Statements and Schedules

Years Ended December 31, 2008, 2007 and 2006

Report of Independent Registered Public Accounting Firm

The Board of Directors

Columbus Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Columbus Life Insurance Company (the Company) as of December 31, 2008 and 2007, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2008.  Our audits also included the statutory-basis financial statement schedules listed in the contents page. These financial statements and schedules are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles.  The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Columbus Life Insurance Company at December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2008.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Columbus Life Insurance Company at December 31, 2008 and 2007, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2008, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.  Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, in 2008, the Company changed its method of accounting for deferred tax assets and the valuation bases of its statutory reserves for certain insurance products.

Cincinnati, Ohio	/s/ Ernst & Young LLP
April 3, 2009

1

Columbus Life Insurance Company

Balance Sheets (Statutory-Basis)

	December 31
	2008	2007
	(in thousands)
Admitted Assets
Cash and invested assets:
Debt securities	$1,991,585	$1,993,905
Preferred stocks	89,358	94,754
Investment in common stock of subsidiary	5,522	5,931
Mortgage loans	69,622	77,079
Policy loans	73,100	73,078
Cash, cash equivalents and short-term investments	45,262	43,339
Receivable from securities	717	359
Other invested assets	80,559	97,579
Total cash and invested assets	2,355,725	2,386,024

Investment income due and accrued	25,051	24,731
Premiums deferred and uncollected	4,531	5,192
Current federal income taxes recoverable from parent	16,601	—
Net deferred income tax asset	33,883	26,380
Other admitted assets	11,967	19,335
Separate account assets	52,807	45,692
Total admitted assets	$2,500,565	$2,507,354

Liabilities and Capital and Surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,042,934	$2,001,660
Accident and health reserves	4,936	5,679
Liability for deposit-type contracts	44,564	44,301
Policy and contract claims	6,897	9,167
Dividends payable to policyholders	11,369	11,023
Premiums received in advance	140	114
Total policy and contract liabilities	2,110,840	2,071,944

General expense due and accrued	372	358
Current federal income taxes payable	—	2,237
Transfer to (from) separate accounts due and accrued, net	(2,167)	(4,333)
Asset valuation reserve	8,545	19,384
Interest maintenance reserve	—	1,082
Other liabilities	96,518	117,316
Borrowed money and interest	24,693	24,613
Separate account liabilities	52,807	45,692
Total liabilities	2,291,608	2,278,293

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 10,000 shares	10,000	10,000
Paid-in surplus	41,600	41,600
Accumulated surplus	157,357	177,461
Total capital and surplus	208,957	229,061
Total liabilities and capital and surplus	$2,500,565	$2,507,354

See accompanying notes.

2

Columbus Life Insurance Company

Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2008	2007	2006
	(in thousands)
Premiums and other revenues:
Premiums and annuity considerations	$204,608	$165,666	$194,662
Net investment income	142,339	147,807	140,043
Considerations for supplementary contracts with life contingencies	224	185	221
Amortization of the interest maintenance reserve	89	743	1,536
Fees from management of separate accounts	2,067	1,940	1,633
Other revenues	382	372	347
Total premiums and other revenues	349,709	316,713	338,442

Benefits paid or provided:
Death benefits	72,316	67,994	63,469
Annuity benefits	10,023	10,397	10,976
Disability and accident and health benefits	1,806	1,975	1,746
Surrender benefits	96,837	121,580	120,512
Payments on supplementary contracts	1,062	1,107	1,231
Other benefits	4,981	2,262	2,722
Increase (decrease) in policy reserves and other policyholders’ funds	53,158	11,957	44,349
Total benefits paid or provided	240,183	217,272	245,005

Insurance expenses and other deductions:
Commissions	26,218	28,579	27,591
General expenses	26,853	27,294	27,611
Net transfers to (from) separate accounts	21,955	2,157	7,529
Other deductions (additions)	(3,025)	2,607	4,413
Total insurance expenses and other deductions	72,001	60,637	67,144

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	37,525	38,804	26,293

Dividends to policyholders	11,901	11,897	10,613
Gain (loss) from operations before federal income tax expense, and net realized capital gains (losses)	25,624	26,907	15,680
Federal income tax expense (benefit), excluding tax on capital gains	(3,008)	3,881	(278)
Gain (loss) from operations before net realized capital gains (losses)	28,632	23,026	15,958
Net realized capital gains or (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(11,670)	(7,121)	7,926
Net income (loss)	$16,962	$15,905	$23,884

See accompanying notes.

3

Columbus Life Insurance Company

Statements of Changes in Capital and Surplus (Statutory-Basis)

Years Ended December 31, 2008, 2007 and 2006

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(in thousands)
Balance, January 1, 2006	$10,000	$41,600	$178,167	$229,767

Net income (loss)	—	—	23,884	23,884
Change in net deferred income tax	—	—	202	202
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $1,119)	—	—	1,593	1,593
Net change in nonadmitted assets and related items	—	—	(3,275)	(3,275)
Change in asset valuation reserve	—	—	881	881
Cumulative effect of change in accounting principle	—	—	187	187
Balance, December 31, 2006	10,000	41,600	201,639	253,239

Net income (loss)	—	—	15,905	15,905
Change in net deferred income tax	—	—	1,475	1,475
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($88))	—	—	687	687
Net change in nonadmitted assets and related items	—	—	3,865	3,865
Change in asset valuation reserve	—	—	3,890	3,890
Dividends to stockholder	—	—	(50,000)	(50,000)
Balance, December 31, 2007	10,000	41,600	177,461	229,061

Net income (loss)	—	—	16,962	16,962
Change in net deferred income tax	—	—	(10,744)	(10,744)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($4,710))	—	—	(14,482)	(14,482)
Net change in nonadmitted assets and related items	—	—	4,090	4,090
Change in asset valuation reserve	—	—	10,839	10,839
Change in deferred tax asset from permitted accounting practice	—	—	10,604	10,604
Changes in reserves on account of changes in valuation bases	—	—	12,627	12,627
Dividends to stockholder	—	—	(50,000)	(50,000)
Balance, December 31, 2008	$10,000	$41,600	$157,357	$208,957

See accompanying notes.

4

Columbus Life Insurance Company

Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2008	2007	2006
	(in thousands)
Cash from Operations:
Premiums collected net of reinsurance	$205,426	$166,292	$194,946
Net investment income received	138,845	143,356	135,196
Benefits paid	(185,529)	(206,150)	(192,346)
Net transfers from (to) separate accounts	(21,278)	(2,401)	(7,366)
Commissions and expense paid	(55,409)	(57,645)	(58,789)
Dividends paid to policyholders	(11,555)	(11,390)	(11,615)
Federal income taxes recovered (paid)	(7,023)	(1,521)	3,365
Other, net	2,430	2,279	1,961
Net cash from (for) operations	65,907	32,820	65,352

Cash from Investments:
Proceeds from investments sold, matured or repaid:
Debt securities	630,458	991,077	1,039,125
Preferred stocks	19,184	32,639	84,917
Mortgage loans	7,455	15,008	10,378
Other invested assets	2,366	9,835	7,977
Net gains (losses) on cash, cash equivalents and short-term investments	(9)	—	—
Miscellaneous proceeds	—	1,286	369
Net proceeds from investments sold, matured or repaid	659,454	1,049,845	1,142,766

Cost of investments acquired:
Debt securities	(646,455)	(982,916)	(1,181,054)
Preferred stocks	(15,048)	(23,722)	(64,133)
Mortgage loans	—	(2,500)	—
Other invested assets	(51)	(192)	(609)
Miscellaneous applications	(1,945)	(296)	(74)
Total cost of investments acquired	(663,499)	(1,009,626)	(1,245,870)

Net change in policy and other loans	(22)	(308)	(2,193)
Net cash from (for) investments	(4,067)	39,911	(105,297)

Cash from Financing and Miscellaneous Sources:
Borrowed money	80	(20,750)	8,895
Net deposits on deposit-type contract funds and other insurance liabilities	(1,499)	(795)	(374)
Dividends paid to stockholder	(50,000)	(50,000)	—
Other cash provided (applied)	(8,498)	(12,745)	65,694
Net cash from (for) financing and miscellaneous sources	(59,917)	(84,290)	74,215

Net change in cash, cash equivalents and short-term investments	1,923	(11,559)	34,270
Cash, cash equivalents and short-term investments:
Beginning of year	43,339	54,898	20,628
End of year	$45,262	$43,339	$54,898

Cash flow information for non-cash transactions:
Dividends paid to Western and Southern Life Insurance Company in the form of debt securities	23,735	—	—

See accompanying notes.

5

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis)

December 31, 2008

1. Nature of Operations and Significant Account Policies

Columbus Life Insurance Company (the Company), a stock life insurance company, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern), a stock life insurance company. The Company is domiciled in Ohio.

The Company offers individual life, universal life and annuity contracts through general and independent agents and affiliated broker-dealers. The Company is licensed in 49 states and the District of Columbia. For the year ended December 31, 2008, approximately 63% of the gross premiums and annuity considerations for the Company were derived from Ohio, Florida, California, Pennsylvania, Texas, Indiana, New Jersey, Arizona and Michigan.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department (the Department).  The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio.   The Department has the right to permit other specific practices that deviate from NAIC SAP.  Effective for the year ended December 31, 2008, the Company has received written approval from the Department to deviate from NAIC SAP by using a three year realization threshold and a fifteen percent of statutory capital and surplus threshold in applying SSAP 10, Income Taxes (SSAP 10), deferred tax asset admittance test, as described in Department Bulletin 2009-04.   At December 31, 2008, the statutory surplus of the Company using the permitted practice was $10.6 million greater than it would have been if NAIC SAP had been followed with respect to determining admitted deferred tax assets.  Accounting practices prescribed or permitted by the Department differ in some respects from U.S. generally accepted accounting principles (GAAP).  The more significant differences follow.

Investments

Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity

6

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Account Policies (continued)

investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows.  For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

The Company monitors investments to determine if there has been an other-than-temporary decline in fair value.  Factors management considers for each identified security include the following:

•                  the length of time and the extent to which the fair value is below the book/adjusted carry value;

•                  the financial condition and near term prospects of the issuer, including specific events that may affect its operations;

•                  for equity securities and debt securities with credit related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carry value;

•                  for debt securities with interest related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carry value.

If the decline is judged to be other-than-temporary, an impairment charge is recorded as a net realized capital loss in the period the determination is made.  Under GAAP, interest related declines in fair value are evaluated in a manner consistent with credit related declines in fair value.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in 5-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

7

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Account Policies (continued)

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.

Subsidiary

The accounts and operations of the Company’s subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred.  Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.

Nonadmitted Assets

Certain assets designated as “nonadmitted” (principally a portion of deferred tax assets), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.

Premiums and Benefits

Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

8

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Account Policies (continued)

Benefit Reserves

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance

A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

Deferred Income Taxes

Deferred tax assets (DTA) are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets (one year and 10% prior to 2008), electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted.  Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

9

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Account Policies (continued)

A reconciliation of capital and surplus and net income of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with GAAP as of December 31 and for the years then ended is as follows:

	2008	2007
	(in thousands)
Capital and surplus as reported in the accompanying statutory-basis financial statements	$208,957	$229,061
Deferred policy acquisition costs	250,413	176,428
Policy reserves	(6,342)	(1,099)
Asset valuation and interest maintenance reserves	8,545	20,466
Income taxes	(6,827)	(37,710)
Net unrealized on available-for-sale securities	(167,638)	31,421
Other, net	15,417	11,205
Stockholder’s equity, GAAP basis	$302,525	$429,772

	2008	2007	2006
	(in thousands)
Net income (loss) as reported in the accompanying statutory-basis financial statements	$16,962	$15,905	$23,884
Deferred policy acquisition costs	(19,634)	(10,126)	(3,481)
Policy reserves	26,578	20,632	27,180
Income taxes	(1,712)	(618)	(8,445)
Interest maintenance reserve	(1,152)	(3,014)	(5,145)
Realized losses	(10,818)	(38)	(209)
Other invested assets adjustments	(11,110)	4,048	4,427
Other, net	(2,011)	(1,171)	(4,087)
Net income (loss), GAAP basis	$(2,897)	$25,618	$34,124

Other significant statutory accounting practices follow.

Investments

Debt securities, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

Debt securities not backed by other loans are principally stated at amortized cost with amortization determined using the interest method.

10

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Account Policies (continued)

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg, Trepp, dealer surveys or internal estimates and are based on the current interest rate and economic environment.  The retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.

Non-affiliated common stocks are reported at fair value as determined by the Securities Valuation Office (SVO) of the NAIC and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

Redeemable preferred stocks that have characteristics of debt securities and are rated as high quality or better are reported at cost or amortized cost.  All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value.  Nonredeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the SVO and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

There are no restrictions on non-affiliated common or preferred stocks.

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.

The Company’s non-insurance subsidiary is reported based on underlying audited GAAP equity.  The net change in the subsidiary’s equity is included in capital and surplus.

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee.  Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses.  Distributions from earnings of the investees are reported as net investment income when received.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment.  A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realized value and a realized loss is recognized.

11

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Account Policies (continued)

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method.

Changes in admitted asset carrying amounts of debt securities, non-redeemable preferred stocks, non-affiliated common stocks and mortgage loans are credited or charged directly to capital and surplus.

Premiums

Life and accident and health premiums are recognized as revenue when due.  Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Policy Reserves

Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.

12

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Account Policies (continued)

Policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method.  The following mortality tables and interest rates are used:

	Percentage of Reserves
	2008	2007
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/2% - 3%	2.0%	2.1%
1958 Commissioners Standard Ordinary, 2-1/2% - 4-1/2%	15.5	16.3
1980 Commissioners Standard Ordinary, 4% - 5%	51.9	55.7
2001 Commission Standard Ordinary, 4.5%	5.4	1.2
Annuities:
Various, 2-1/2% - 7-1/2%	23.9	23.4
Supplemental benefits:
Various, 2-1/2% - 7-1/2%	0.9	0.9
Other, 2% - 5-1/2%	0.4	0.4
	100.0%	100.0%

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1st for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.

For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates.  For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by one to twenty-five deaths per thousand.

As of December 31, 2008 and 2007, reserves of $27.1 million and $35.0 million, respectively, were recorded on inforce amounts of $1,793.8 million and $1,961.3 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department.  The Company anticipates investment income as a factor in the premium deficiency calculation.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

13

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Account Policies (continued)

The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition.  Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory capital and surplus to be retained by the Company.

Policy and Contract Claims

Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2008 and 2007.   The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis.  These estimates are subject to the effects of trends in claim severity and frequency.  Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate.  The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Borrowed Money and Interest

The Company has entered into dollar-roll reverse repurchase agreements.  The transactions were reflected as financing transactions requiring the asset sold and the liability for the repurchase to remain on the Company’s balance sheets.  The collateral received for the transactions is reported in short-term investments and the liability for the repurchase is reported in borrowed money on the balance sheets.  The Company’s total admitted assets subject to these agreements were $24.7 million and $25.0 million at December 31, 2008 and 2007, respectively.  The collateral held for these transactions was $24.7 million and $24.6 million at December 31, 2008 and 2007, respectively.

14

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Account Policies (continued)

Securities Lending

The Company loaned $59.4 million and $97.8 million of various US Treasury, corporate bonds, preferred stock and common stock as part of a securities lending program administered by The Bank of New York Mellon as of December 31, 2008 and 2007, respectively.  The Company requires at the initial transaction that the fair value of the collateral received must be equal to 102% of the fair value of the loaned securities.  The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100% in accordance with SSAP 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities.  The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.  Unrestricted collateral is invested primarily in debt securities and short-term investments with an offsetting liability recognized in other liabilities for the obligation to return the unrestricted collateral.  Restricted collateral is not reflected on the balance sheets as an asset or a liability.  At December 31, 2008, the fair value of securities on loan for which the borrower may request the return of collateral on demand is $59.4 million.  At December 31, 2008, the fair value of the total collateral is $61.6 million, of which $42.7 million is unrestricted and $18.9 million is restricted.  The collateral is primarily held in cash equivalents and investment grade debt securities.  At December 31, 2007, the fair value of the total collateral was $99.0 million, of which $53.2 million was unrestricted and $45.8 million was restricted.  At December 31, 2007, the collateral was held primarily in cash equivalents and investment grade debt securities.

Separate Accounts

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for non-guaranteed variable universal life contracts and guaranteed market value adjustment annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value.  Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis.  Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.

15

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Account Policies (continued)

Federal Income Taxes

Western and Southern files a consolidated income tax return with its eligible subsidiaries, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax sharing agreement. The benefits from losses of subsidiaries, which are utilized in the consolidated return, will be retained by the subsidiaries under the tax sharing agreement.  Western and Southern pays all federal income taxes due for all members of the consolidated group.  The Company will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax sharing agreement.

The Company includes interest and penalties in the federal income tax line on the statements of operations.

Accounting Changes

In 2008, the Company changed to the 2001 CSO mortality table from the 1980 CSO mortality table for determining statutory reserves for certain universal life policies issued after January 1, 2004.  SSAP No. 51, Life Contracts (SSAP 51), requires such a change in valuation basis to be recorded directly to surplus rather than as a part of the reserve change recognized in the statement of operations.  The Company has recorded $11.9 million directly as an increase to surplus as a result of the change in valuation basis through the changes in reserves on account of changes in valuation bases line on the statement of changes in capital and surplus.

Also, in 2008, the Company began using updated mortality assumptions for certain life insurance contracts.  SSAP 51 requires such a change in valuation basis to be recorded directly to surplus rather than as a part of the reserve change recognized in the statement of operations.  The Company has recorded $0.6 million directly as an increase to surplus as a result of the change in valuation basis through the changes in reserves on account of changes in valuation bases line on the statement of changes in capital and surplus.

For the year beginning January 1, 2009, the Company will adopt Statement of Statutory Accounting Principles 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments (SSAP 98).  SSAP 98 amends SSAP 43, Loan-backed and Structured Securities, by establishing guidance that requires loan-backed and structured securities determined to be other than temporarily impaired to be written down to fair value.  This is a change from previous guidance which did not require loan-backed and structured securities to be written down unless the undiscounted anticipated cash flows were determined to be less than the carrying amount of the investment.  The adoption of SSAP 98 is prospective.

16

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Account Policies (continued)

For the year beginning January 1, 2009, the Company will adopt Statement of Statutory Accounting Principles 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment (SSAP 99).   SSAP 99 supersedes guidance in SSAP 26, Bonds, excluding Loan-backed and Structured Securities, SSAP 32, Investments in Preferred Stock, SSAP 43, Loan-backed and Structured Securities, and amends SSAP 34, Investment Income Due and Accrued, by establishing guidance for the treatment of discounts related to particular securities following the recognition of an other-than-temporary impairment.  SSAP 99 establishes that the fair value of the security at the measurement date becomes the new cost basis of the security and that subsequent recoveries in fair value are to be amortized over the remaining life of the security in the prospective manner based on future estimated cash flows for bonds and redeemable preferred stocks and based on the projected remaining period of principal repayment for loan-backed and structured securities.  This treatment is a change from previous guidance that did not permit recognition of recoveries in fair value until a security was sold or matured.  The adoption of SSAP 99 is prospective.

Reclassifications

Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the 2008 financial statement presentation.

17

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments

Fair values for debt and equity securities are based on quoted market prices, where available. For debt securities not actively traded, fair values are estimated using values obtained from third-party pricing services or are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.  The fair values for equity securities that are not actively traded are estimated based on fair values of issues of comparable yield and quality.

The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
At December 31, 2008:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$16,449	$1,290	$—	$17,739
Debt securities issued by states of the U.S. and political subdivisions of the states	10,535	59	(207)	10,387
Corporate securities/asset-backed securities	1,453,833	31,919	(152,267)	1,333,485
Mortgage-backed securities	510,768	6,837	(63,120)	454,485
Total	$1,991,585	$40,105	$(215,594)	$1,816,096

At December 31, 2007:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$30,411	$921	$(105)	$31,227
Debt securities issued by states of the U.S. and political subdivisions of the states	17,485	60	(93)	17,452
Corporate securities/asset-backed securities	1,411,119	46,001	(20,877)	1,436,243
Mortgage-backed securities	534,890	6,094	(7,735)	533,249
Total	$1,993,905	$53,076	$(28,810)	$2,018,171

18

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

At December 31, 2008 and 2007, the Company held unrated or less-than-investment grade corporate debt securities with a book value of $66.8 million and $43.4 million, respectively, and an aggregate fair value of $49.7 million and $41.7 million, respectively. Those holdings amounted to 3.4% and 2.2%, respectively, of the Company’s investments in debt securities and 2.7% and 1.7%, respectively, of the Company’s total admitted assets as of December 31, 2008 and 2007.  The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities.  The Company considers these evaluations in its overall investment strategy.

The following table shows gross unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than or Equal To 12 Months		Unrealized Losses Greater Than 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(in thousands)
At December 31, 2008:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	(90)	2,859	(117)	1,883
Corporate securities/asset-backed securities	(91,080)	615,499	(61,187)	240,685
Mortgage-backed securities	(30,764)	205,578	(32,356)	106,591
Total	$(121,934)	$823,936	$(93,660)	$349,159

Preferred stocks	$(6,624)	$10,771	$(25,411)	$35,919

19

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

	Unrealized Losses Less Than or Equal To 12 Months		Unrealized Losses Greater Than 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(in thousands)
At December 31, 2007:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(104)	$5,099	$(1)	$1,401
Debt securities issued by states of the U.S. and political subdivisions of the states	(12)	3,708	(81)	1,919
Corporate securities/asset-backed securities	(15,032)	361,591	(5,845)	132,544
Mortgage-backed securities	(6,281)	237,495	(1,454)	73,008
Total	$(21,429)	$607,893	$(7,381)	$208,872

Preferred stocks	$(4,078)	$47,906	$(1,328)	$19,130

Investments that are impaired at December 31, 2008 and 2007, for which other-than temporary impairments have not been recognized, consist mainly of corporate debt securities and asset-backed securities.  The impairment of these securities has been deemed as temporary due to the assigned rating and the typical fluctuations of these particular securities in the marketplace, as well as the Company’s intent and ability to hold the securities to recovery with respect to credit-related declines in fair value.  The aggregated unrealized loss is approximately 16.9% and 3.7% of the carrying value of these securities at December 31, 2008 and 2007, respectively.  At December 31, 2008, there were a total of 601 securities held that are considered temporarily impaired, 216 of which have been impaired for 12 months or longer.  At December 31, 2007, there were a total of 392 securities held that were considered temporarily impaired, 117 of which had been impaired for 12 months or longer.  The Company recorded other-than-temporary impairments on securities of $16.7 million, $7.6 million and $0.3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

20

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2008, by contractual maturity, is as follows:

	Cost or
	Amortized
	Cost	Fair Value
	(in thousands)
Years to maturity:
One or less	$25,274	$23,779
After one through five	272,770	255,721
After five through ten	308,666	271,552
After ten	874,107	810,559
Mortgage-backed securities	510,768	454,485
Total	$1,991,585	$1,816,096

The expected maturities in the foregoing table may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

Proceeds from sales of investments in debt securities during 2008, 2007, and 2006 were $169.3 million, $534.4 million and $406.7 million; gross gains of $1.4 million, $1.7 million and $12.0 million and gross losses of $5.2 million, $7.4 million, and $8.5 million were realized on these sales in 2008, 2007 and 2006, respectively.

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the year ended December 31:

	2008	2007	2006
	(in thousands)
Realized capital gains (losses)	$(21,540)	$(11,058)	$4,031
Less amount transferred to IMR (net of related taxes (benefits) of ($572) in 2008, ($1,223) in 2007 and ($1,943) in 2006)	(1,063)	(2,271)	(3,609)
Less federal income tax expense (benefit) of realized capital gains	(8,807)	(1,666)	(286)
Net realized capital gains (losses)	$(11,670)	$(7,121)	$7,926

21

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

Unrealized gains and losses on investments in common stocks and non-affiliated common stock of subsidiary are reported directly in capital and surplus and do not affect net income.  The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks, are as follows:

		Gross	Gross
		Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value
	(in thousands)
At December 31, 2008:
Preferred stocks	$89,358	$536	$(32,035)	$57,859

Common stock of subsidiary	$4,906	$616	$—	$5,522

At December 31, 2007:
Preferred stocks	$94,754	$228	$(5,406)	$89,576

Common stock of subsidiary	$4,906	$1,025	$—	$5,931

Proceeds from sales of investments in equity securities during 2008, 2007 and 2006 were $19.2 million, $30.1 million, and $23.3 million; gross gains of $0.1 million, $0.0 million, and $0.1 million and gross losses of $0.1 million, $0.1 million, and $0.0 million were realized on those sales in 2008, 2007 and 2006, respectively.

22

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

Net investment income consisted of the following for the years ended December 31:

	2008	2007	2006
	(in thousands)

Debt securities	$124,649	$121,746	$116,908
Equity securities	6,649	7,705	8,558
Mortgage loans	5,918	7,127	7,250
Policy loans	4,799	4,859	4,807
Cash, cash equivalents and short-term investments	1,124	2,742	4,903
Other invested assets	(1,447)	4,330	(1,368)
Other	1,733	315	116
Gross investment income	143,425	148,824	141,174
Investment expenses	1,086	1,017	1,131
Net investment income	$142,339	$147,807	$140,043

The Company’s investments in mortgage loans principally involve commercial real estate.  At December 31, 2008, 37.7% of such mortgages ($26.1 million) involved properties located in Florida and Tennessee.  Such investments consist of first mortgage liens on completed income producing properties.  The aggregate mortgage outstanding to any one borrower does not exceed $7.3 million.  During 2008, no new loans were issued; in 2007, one new mortgage loan was issued with a lending rate of 9%.  At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage does not exceed 80%, except for one loan in 2007 for $2.5 million.

All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.  During 2008, the Company did not reduce interest rates on any outstanding mortgages.

23

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments

Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value.  Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.

The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value in accordance with FAS 107, Disclosures about Fair Value of Financial Instruments (“FAS 107”). The Company follows FAS 157, Fair Value Measurements (“FAS 157”), measurement principles in determining FAS 107 fair value disclosure amounts. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.

FAS 157 defines fair value as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by FAS 157 that prioritizes inputs to valuation techniques used to measure fair value into three levels.

•                  Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.

•                  Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company does not have assets or liabilities carried at fair value that meet the definition of Level 2.

•                  Level 3 — Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include credit default swaps that must be priced using valuation models that utilize significant unobservable inputs.

The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value. Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below.

24

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

Debt and Equity Securities

The methods and assumptions used in estimating fair values for debt and equity securities are disclosed in Note 2.

Mortgage Loans

The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk.  The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.

Derivatives

The fair values of credit default swaps have been determined using valuation models incorporating significant unobservable inputs, including projected discounted cash flows, applicable swap curves and implied volatilities.

Cash, Cash Equivalents and Short-Term Investments

The fair values of cash, cash equivalents and short-term investments are based on quoted market prices.

Assets Held in Separate Accounts

Assets held in separate accounts include debt securities and mutual funds. The fair values of these assets have been determined using the same methodologies outlined above for debt and equity securities.

Reserves

The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows.  Present values reflect the company’s own credit risk and a margin for uncertainty of the timing of liability cash flows.  Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances.

Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.

25

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

Borrowed Money and Securities Lending Liability

The liability represents the Company’s obligation to return collateral related to dollar-roll reverse repurchase and securities lending transactions.  These liabilities are short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

Assets and liabilities measured at fair value on a recurring basis at December 31, 2008 are outlined below:

	Assets/ (Liabilities) Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(in thousands)
Assets
Separate account assets*	$25,106	$25,106	$—	$—

Liabilities
Derivatives	$(6)	$—	$—	$(6)

*     Separate account assets measured at fair value in this table do not include assets backing the market value adjusted annuities, which are held at amortized cost.

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2008, is as follows:

	Beginning Asset/ (Liability) as of	Total Realized/UnrealizedGains (Losses) Included in:		Purchases, Sales, Issuances	Transfers	Ending Asset/ (Liability) as of	Changes in Unrealized Gains (Losses) Related to
	January 1, 2008	Net Income	Surplus	and Settlements	In (Out) of Level 3	December 31, 2008	Positions Still Held
	(in thousands)
Liabilities
Derivatives	$(1)	$—	$(5)	$—	$—	$(6)	$(5)

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2008.

26

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

The carrying amounts and fair values of the Company’s significant financial instruments follow.

	December 31, 2008		December 31, 2007
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in thousands)
Assets:
Debt securities	$1,991,585	$1,816,096	$1,993,905	$2,018,171
Preferred stocks	89,358	57,859	94,754	89,576
Mortgage loans	69,622	71,171	77,079	84,501
Cash, cash equivalents and short-term investments	45,262	45,262	43,339	43,339
Separate account assets	52,807	51,763	45,692	45,692

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$510,163	$515,216	$487,869	$494,160
Borrowed money and securities lending liability	67,506	67,506	78,191	78,191
Separate account liabilities*	29,327	29,180	12,033	11,803

*     Variable universal life contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.

27

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related Party Transactions

The Company is party to a service agreement with certain Western and Southern affiliated companies for the performance of certain legal services, investment advisory and data processing functions.  The Company paid $5.6 million, $7.1 million and $6.2 million in 2008, 2007 and 2006, respectively, for these services.

On December 11, 2008, the Company paid a dividend of $50.0 million to Western and Southern.  The dividend consisted of $23.7 million in debt securities at fair value and $26.3 million in cash.  The dividend was extraordinary, which means that it required prior approval from the Department.  On December 26, 2007, the Company paid a dividend of $50.0 million to Western and Southern that was in the form of cash.  A portion of this dividend, $25.7 million, was extraordinary.

The Company has entered into a reinsurance agreement with Western and Southern. See Note 5 for further description.

5. Reinsurance

On July 1, 1986, the Company entered into an agreement (the “agreement”) with Western and Southern where the Company reinsured the liabilities of, and began servicing and administering the former business of, Columbus Mutual Life Insurance Company (Columbus Mutual), a former affiliate of Western and Southern that merged with Western and Southern.  The agreement is anticipated to last until all obligations for policies issued by Columbus Mutual are settled. Reserves reflected on the Company’s balance sheets for policies and contracts included under the agreement are:

	December 31
	2008	2007
	(in thousands)

Life and annuity reserves	$696,616	$724,158
Accident and health reserves	4,957	5,711

Certain premiums and benefits are ceded to other insurance companies under various reinsurance agreements.  The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

28

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance (continued)

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2008	2007	2006
	(in thousands)
Direct premiums	$237,862	$195,488	$220,070
Assumed premiums:
Affiliates	—	—	—
Non-affiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Non-affiliates	(33,254)	(29,822)	(25,408)
Net premiums	$204,608	$165,666	$194,662

The Company’s ceded reinsurance arrangements reduced other certain items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2008	2007	2006
	(in thousands)
Benefits paid or provided:
Affiliated	$—	$—	$—
Non-affiliates	34,310	29,825	31,319
Policy and contract liabilities:
Affiliated	—	—	—
Non-affiliates	74,212	67,871	61,181

At December 31, 2008, the Company has no significant reserves ceded to unauthorized reinsurers.  Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2008, the Company’s reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company’s capital and surplus.

Other than as described above, neither the Company nor any of its related parties control, directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2008, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

29

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance (continued)

The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

There would be no reduction in surplus at December 31, 2008, if all reinsurance ceded agreements were cancelled.

6. Federal Income Taxes

The Company is included in the consolidated income tax return of Western and Southern. The Company had a receivable (payable) from (to) Western and Southern in the amount of $16.6 million and $(2.2) million as of December 31, 2008 and 2007, respectively.  The tax years of 2008, 2007, 2006 and 2005 remain subject to examination by major tax jurisdictions.

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2008, in the event of future net losses is $0.0 million, $2.1 million, and $0.0 million from 2008, 2007, and 2006, respectively.

The change in net deferred income taxes is comprised of the following:

	December 31
	2008	2007	Change
	(in thousands)
Admitted gross DTA (SSAP 10, p. 10a)	$2,073	$1,799	$274
Admitted gross DTA (SSAP 10, p. 10b)	21,207	24,581	(3,374)
Admitted gross DTA (SSAP 10, p. 10c)	11,169	14,550	(3,381)
Admitted gross DTA (SSAP 10, p. 10e.i*)	—	—	—
Admitted gross DTA (SSAP 10, p. 10e.ii*)	10,603	—	10,603
Total admitted gross deferred tax assets	45,052	40,930	4,122
Nonadmitted gross deferred tax assets	20,527	34,064	(13,537)
Total deferred tax assets	$65,579	$74,994	$(9,415)

Admitted deferred tax assets	$45,052	$40,930	$4,122
Gross deferred tax liabilities	(11,169)	(14,550)	3,381
Net admitted deferred tax asset (liability)	$33,883	$26,380	$7,503

Net deferred tax asset (liability) before nonadmitted	$54,410	$60,444	$(6,034)
Less tax (expense) benefit from unrealized gains or losses			4,710
Change in net deferred income taxes			$(10,744)

* As amended per Department Bulletin 2009-04 (See Note 1 for permitted practice disclosure).

30

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

Nonadmitted deferred tax assets increased (decreased) by $(2.9) million, $(3.4) million and $4.0 million for the years ended December 31, 2008, 2007 and 2006, respectively.  The decrease of the nonadmitted deferred tax assets from the use of SSAP No. 10, paragraph 10e is $10.6 million for year ended December 31, 2008.

The Authorized Control level risk-based capital used in applying paragraph 10d of the Department’s Bulletin 2009-04 was 1,027%.  This ratio was calculated using Authorized Control level required capital of $20.7 million and total adjusted capital of $212.6 million.

Current income taxes incurred for the years ended December 31, consist of the following major components:

	2008	2007	2006
	(in thousands)
Federal income tax expense on operating income	$2,481	$9,314	$5,056
Federal income tax expense (benefit) on capital gains	(8,807)	(1,666)	(286)
Tax credits	(5,763)	(5,849)	(5,666)
Prior year under (over) accrual	274	416	332
Current income taxes	$(11,815)	$2,215	$(564)

The main components of deferred tax amounts at December 31 are as follows:

	2008	2007
	(in thousands)
Deferred tax assets:
Reserves	$35,298	$42,930
Proxy deferred acquisition costs	19,733	20,240
Benefits for employees and agents	7,125	8,164
Stocks/debt securities/short-term investments	3,024	2,702
Other	399	958
Total deferred tax assets	65,579	74,994

Nonadmitted deferred tax assets	(20,527)	(34,064)
Admitted deferred tax assets	45,052	40,930

Deferred tax liabilities:
Stocks/debt securities/short-term investments	9,287	6,245
Real estate joint ventures	—	6,032
Deferred and uncollected premiums	1,586	1,817
Other	296	456
Total deferred tax liabilities	11,169	14,550
Net admitted deferred tax assets	$33,883	$26,380

31

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

The Company’s federal income tax expense and change in net deferred income taxes differs from the amount obtained by applying the federal statutory rate of 35% to gain from operations before federal income tax expense and net realized capital gains.  The significant differences for the years ended December 31, are as follows (in thousands):

		Effective		Effective		Effective
	2008	Tax Rate	2007	Tax Rate	2006	Tax Rate
Provision computed at statutory rate	$8,968	35.00%	$9,417	35.00%	$5,488	35.00%
Dividends received deduction	(23)	(0.09)	(1,314)	(4.89)	(37)	(0.23)
Tax credits	(5,678)	(22.16)	(5,513)	(20.49)	(6,378)	(40.67)
Nonadmitted assets	404	1.58	147	0.55	(670)	(4.27)
Other	2,796	10.91	1,874	6.97	(580)	(3.71)
Total	$6,467	25.24%	$4,611	17.14%	$(2,177)	(13.88)%

Federal income taxes incurred	$(3,008)	(11.74)%	$3,881	14.42%	$(278)	(1.77)%
Change in net deferred income taxes*	9,475	36.98	730	2.72	(1,899)	(12.11)
Total statutory income taxes	$6,467	25.24%	$4,611	17.14%	$(2,177)	(13.88)%

*Excludes change in net deferred income taxes on certain realized gains/losses of $1,269, $(2,205) and $1,697 for the years ended December 31, 2008, 2007 and 2006, respectively.

32

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

7. Regulatory Matters

The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2008 and 2007, the Company exceeded the minimum risk-based capital standards.

State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.

Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure, without prior approval of the regulators, to the greater of ten percent of statutory surplus or statutory net income as of the preceding December 31, but only to the extent of earned surplus as of the preceding December 31. In 2009, the Company must obtain prior approval of the regulators for payment of dividends to Western and Southern based on capital and surplus of $199.0 million and dividends paid in 2008 of $50.0 million.

8. Commitments and Contingencies

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts.  The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations

At December 31, 2008, the Company does not have any material leases for office space or equipment.

33

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

9. Annuity Reserves and Deposit-Type Contract Liabilities

At December 31, 2008, the Company’s annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(in thousands)
Subject to discretionary withdrawal:
With market value adjustment	$29,326	5.0%
At book value less current surrender charge of 5% or more	105,746	18.0
At fair value	—	—
Total with adjustment or at market value	135,072	23.0
Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	433,620	73.9
Not subject to discretionary withdrawal	18,170	3.1
Total annuity reserves and deposit fund liabilities (before reinsurance)	586,862	100.0%
Less reinsurance ceded	—
Net annuity reserves and deposit fund liabilities	$586,862

Interest changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions that may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

34

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Separate Account

The separate account held by the Company represents funds, which are administered for variable annuity contracts and market value adjusted annuity contracts.

The variable universal life contracts held by the Company do not have any minimum guarantees and the investment risks associated with the market value changes are borne entirely by the policyholder.  The assets consist of mutual funds and are carried at market value.

The market value adjusted annuity contracts are guaranteed return contracts.  The guaranteed rate options are sold as a fixed annuity product with guarantee rates based on the guarantee period selected by the policyholder.  The cash surrender values are the guaranteed cash value plus a market value adjustment that can be positive or negative.  The market value adjustment is based on the U.S. swap rate at issue and at surrender.

Information regarding the separate account of the Company as of and for the year ended December 31, 2008, is as follows:

	Nonindexed Guaranteed Less than / equal to 4%	Nonguaranteed Separate Accounts	Total
	(in thousands)
Premiums, deposits and other considerations	$17,194	$5,412	$22,606

Reserves for separate accounts with assets at fair value	$—	$21,313	$21,313
Reserves for separate accounts with assets at amortized cost	29,327	—	29,327
Total reserves	$29,327	$21,313	$50,640

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$29,327	$—	$29,327
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—
At fair value	—	21,313	21,313
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—
Subtotal	29,327	21,313	50,640
Not subject to discretionary withdrawal	—	—	—
Total separate accounts reserves	$29,327	$21,313	$50,640

35

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Separate Account (continued)

A reconciliation of the amounts transferred to and from the separate account is presented below:

2008
(in thousands)
Transfers as reported in the Summary of Operations of the Separate Account Statement:
Transfers to Separate Accounts	$22,606
Transfers from Separate Accounts	(486)
Net transfers to (from) Separate Accounts	22,120

Reconciling adjustments:
Other account adjustments	(165)
Total reconciling adjustments	(165)

Transfers as reported in the Summary of Operations of the Company	$21,955

11. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2008, were as follows:

	Gross	Net of Loading
	(in thousands)

Ordinary new business	$296	$57
Ordinary renewal	2,746	4,474

Total	$3,042	$4,531

36

Financial Statement Schedules (Statutory-Basis)

Financial Statement Schedules (Statutory-Basis)

Columbus Life Insurance Company

Summary of Investments - Other Than Investments in Related Parties

(in thousands)

December 31, 2008

Schedule I

Type of Investment	Cost (1)	Market Value	Amount at which shown in the Balance Sheet
Debt Securities

Bonds:
United States government and government agencies and authorities	$18,608	$20,030	$18,608
States, municipalities and political subdivisions	156,468	157,224	156,468
Foreign governments	—	—	—
Public utilities	316,266	296,202	316,266
All other corporate bonds	1,500,243	1,342,640	1,500,243
Preferred stocks	89,358	57,859	89,358
Total fixed maturities	2,080,943	1,873,955	2,080,943

Equity securities
Common stocks:
Public utilities	—	—	—
Banks, trust and insurance	—	—	—
Industrial, miscellaneous and all other	—	—	—
Total equity securities	—	—	—

Mortgage loans on real estate	69,622		69,622
Real estate	—		—
Policy loans	73,100		73,100
Other long-term investments	29,421		29,421
Cash, cash equivalents and short-term investments	45,262		45,262
Total investments	$2,298,348		$2,298,348

(1)  Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

38

Columbus Life Insurance Company

Supplementary Insurance Information

(in thousands)

Schedule III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*	Premiums Written

Year ended December 31, 2008
Individual life	$1,536,329	$—	$6,849	$127,930	$105,454	$160,421	$24,011
Individual health	4,936	48	48	343	375	210	65	$342
Group life and health	—	—	—	—	—	—	—	—
Annuity	506,605	—	—	76,559	36,510	79,552	2,777
Corporate and other	—	—	—	—	—	—	—
	$2,047,870	$48	$6,897	$204,832	$142,339	$240,183	$26,853

Year ended December 31, 2007
Individual life	$1,517,510	$—	$9,119	$135,459	$109,538	$168,495	$25,047
Individual health	5,679	63	48	393	450	353	49	$393
Group life and health	—	—	—	—	—	—	—	—
Annuity	484,150	—	—	29,999	37,819	48,424	2,198
Corporate and other	—	—	—	—	—	—	—
	$2,007,339	$63	$9,167	$165,851	$147,807	$217,272	$27,294

Year ended December 31, 2006
Individual life	$1,481,552	$—	$7,062	$140,811	$103,616	$177,481	$25,689
Individual health	6,362	69	48	435	481	558	67	$435
Group life and health	—	—	—	—	—	648	—	—
Annuity	507,469	—	—	53,637	35,946	66,318	1,855
Corporate and other	—	—	—	—	—	—	—
	$1,995,383	$69	$7,110	$194,883	$140,043	$245,005	$27,611

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

39

Columbus Life Insurance Company

Reinsurance

(in thousands)

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2008
Life insurance in force	$11,509,151	$5,250,753	$2,362,391	$8,620,789	27%
Premiums:
Individual life	$161,137	$33,207	$—	$127,930	0%
Individual health	390	47	—	343	—
Group life and health	—	—	—	—	—
Annuity	76,559	—	—	76,559	—
	$238,086	$33,254	$—	$204,832	0%

Year ended December 31, 2007
Life insurance in force	$11,092,926	$4,620,249	$2,514,900	$8,987,577	28%
Premiums:
Individual life	$165,229	$29,770	$—	$135,459	0%
Individual health	445	52	—	393	—
Group life and health	—	—	—	—	—
Annuity	29,999	—	—	29,999	—
	$195,673	$29,822	$—	$165,851	0%

Year ended December 31, 2006
Life insurance in force	$10,518,871	$4,116,170	$2,673,712	$9,076,413	29%
Premiums:
Individual life	$166,166	$25,355	$—	$140,811	0%
Individual health	488	53	—	435	—
Group life and health	—	—	—	—	—
Annuity	53,637	—	—	53,637	—
	$220,291	$25,408	$—	$194,883	0%

40

STATUTORY-BASIS FINANCIAL STATEMENTS

AND SCHEDULES

The Western and Southern Life Insurance Company

Years Ended December 31, 2008, 2007 and 2006

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements and Schedules

Years Ended December 31, 2008, 2007 and 2006

Report of Independent Registered Public Accounting Firm

The Board of Directors

The Western and Southern Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Western and Southern Life Insurance Company (the Company) as of December 31, 2008 and 2007, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2008.  Our audits also included the statutory-basis financial statement schedules listed in the contents page. These financial statements and schedules are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles.  The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of The Western and Southern Life Insurance Company at December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2008.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Western and Southern Life Insurance Company at December 31, 2008 and 2007, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2008, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.  Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

Cincinnati, Ohio	/s/ Ernst & Young LLP
April 3, 2009

1

The Western and Southern Life Insurance Company

Balance Sheets (Statutory-Basis)

	December 31
	2008	2007
	(in thousands)
Admitted Assets
Cash and invested assets:
Debt securities	$3,076,672	$3,091,569
Preferred and common stocks	1,192,592	2,297,944
Investments in common stocks of subsidiaries	1,561,500	1,480,670
Mortgage loans	46,599	53,273
Policy loans	162,874	161,007
Real estate:
Properties held for the production of income	34,462	43,147
Properties occupied by the Company	30,861	31,143
Cash, cash equivalents and short-term investments	170,150	119,693
Receivable for securities	1,344	10,477
Other invested assets	606,293	575,656
Total cash and invested assets	6,883,347	7,864,579

Investment income due and accrued	48,493	69,996
Premiums deferred and uncollected	55,090	59,946
Current federal income taxes recoverable	33,762	2,380
Net deferred income tax asset	93,954	—
Receivables from parent, subsidiaries and affiliates	6,510	1,994
Other admitted assets	4,264	6,866
Separate account assets	602,406	826,556
Total admitted assets	$7,727,826	$8,832,317

Liabilities and Capital and Surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,602,243	$2,580,404
Accident and health reserves	259,839	267,317
Liability for deposit-type contracts	239,678	242,761
Policy and contract claims	40,389	49,476
Dividends payable to policyholders	41,210	41,225
Premiums received in advance	6,309	5,850
Total policy and contract liabilities	3,189,668	3,187,033

General expense due and accrued	11,446	21,305
Current federal income taxes payable	—	1,663
Net deferred income tax liability	—	256,051
Asset valuation reserve	25,794	185,542
Interest maintenance reserve	34,169	41,097
Other liabilities	255,935	379,120
Liability for postretirement benefits other than pensions	229,470	225,699
Borrowed money and interest	76,954	2,286
Separate account liabilities	602,406	826,556
Total liabilities	4,425,842	5,126,352

Capital and surplus:
Common stock, $1 par value, authorized 1,000 shares, issued and outstanding 1,000 shares	1,000	1,000
Paid-in surplus	5,000	5,000
Accumulated surplus	3,295,984	3,699,965
Total capital and surplus	3,301,984	3,705,965
Total liabilities and capital and surplus	$7,727,826	$8,832,317

See accompanying notes.

2

The Western and Southern Life Insurance Company

Statements of Operations (Statutory-Basis)

	Year ended December 31
	2008	2007	2006
	(in thousands)
Premiums and other revenues:
Premiums and annuity considerations	$363,952	$370,598	$382,345
Net investment income	384,162	469,515	349,338
Considerations for supplementary contracts with life contingencies	14	—	8
Amortization of the interest maintenance reserve	4,653	6,872	8,777
Reserve adjustments on reinsurance ceded	1,098	1,527	1,418
Change in reserve from elimination of MODCO reinsurance agreement	776,000	—	—
Recapture fee from elimination of MODCO reinsurance agreement	74,122	—	—
Other revenues	81	593	1,191
Total premiums and other revenues	1,604,082	849,105	743,077

Benefits paid or provided:
Death benefits	192,585	198,612	200,578
Annuity benefits	89,456	95,138	94,974
Disability and accident and health benefits	26,245	27,106	26,194
Surrender benefits	142,010	247,659	184,645
Payments on supplementary contracts	144	130	129
Other benefits	17,551	15,941	16,939
Increase (decrease) in policy reserves and other policyholders’ funds	14,363	35,328	42,881
Total benefits paid or provided	482,354	619,914	566,340

Insurance expenses and other deductions:
Commissions	44,377	46,809	46,821
Commissions and expenses on reinsurance assumed	22,613	24,495	25,389
General expenses	142,066	151,614	156,091
Net transfers to (from) separate account	(41,636)	(40,425)	(39,254)
Reserve adjustments on reinsurance assumed	(142,858)	(263,510)	(203,810)
Reserve adjustment from elimination of MODCO reinsurance agreement	776,000	—	—
Other deductions	9,003	40,737	35,881
Total insurance expenses and other deductions	809,565	(40,280)	21,118

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	312,163	269,471	155,619

Dividends to policyholders	58,336	58,729	58,403
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	253,827	210,742	97,216
Federal income tax expense (benefit), excluding tax on capital gains	20,500	286	32,278
Gain (loss) from operations before net realized capital gains (losses)	233,327	210,456	64,938
Net realized capital gains or (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	61,724	53,889	89,110

Net income (loss)	$295,051	$264,345	$154,048

See accompanying notes.

3

The Western and Southern Life Insurance Company

Statements of Changes in Capital and Surplus (Statutory-Basis)

Years Ended December 31, 2008, 2007 and 2006

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(in thousands)

Balance, January 1, 2006	$1,000	$5,000	$3,064,526	$3,070,526

Net income (loss)	—	—	154,048	154,048
Change in net deferred income tax	—	—	14,558	14,558
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $89,297)	—	—	341,062	341,062
Net change in nonadmitted assets and related items	—	—	(15,422)	(15,422)
Change in asset valuation reserve	—	—	(37,033)	(37,033)
Dividends to stockholder	—	—	(14,375)	(14,375)
Other changes, net	—	—	1,648	1,648
Balance, December 31, 2006	1,000	5,000	3,509,012	3,515,012

Net income (loss)	—	—	264,345	264,345
Change in net deferred income tax	—	—	32,421	32,421
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($134,177))	—	—	(212,414)	(212,414)
Net change in nonadmitted assets and related items	—	—	(12,414)	(12,414)
Change in asset valuation reserve	—	—	162,434	162,434
Dividends to stockholder	—	—	(44,375)	(44,375)
Other changes, net	—	—	956	956
Balance, December 31, 2007	1,000	5,000	3,699,965	3,705,965

Net income (loss)	—	—	295,051	295,051
Change in net deferred income tax	—	—	5,933	5,933
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($344,072))	—	—	(835,287)	(835,287)
Net change in nonadmitted assets and related items	—	—	(12,446)	(12,446)
Change in asset valuation reserve	—	—	159,748	159,748
Change in additional minimum pension liability over unrecognized prior service cost	—	—	(16,980)	(16,980)
Balance, December 31, 2008	$1,000	$5,000	$3,295,984	$3,301,984

See accompanying notes.

4

The Western and Southern Life Insurance Company

Statements of Cash Flow (Statutory-Basis)

	Year ended December 31
	2008	2007	2006
	(in thousands)
Cash from Operations:
Premiums collected net of reinsurance	$367,260	$372,885	$381,876
Net investment income received	380,520	443,089	347,345
Benefits paid	(441,094)	(549,812)	(480,249)
Net transfers from (to) separate accounts	41,636	40,425	39,254
Commissions and expense paid	(105,055)	(23,692)	(83,838)
Dividends paid to policyholders	(58,350)	(57,967)	(57,347)
Federal income taxes recovered (paid)	(77,363)	(72,477)	(59,876)
Other, net	74,122	—	—
Net cash from operations	181,676	152,451	87,165

Cash from Investments:
Proceeds from investments sold, matured or repaid:
Debt securities	1,371,226	3,672,971	2,928,114
Preferred and common stocks	1,090,291	934,338	660,888
Mortgage loans	6,548	3,027	20,592
Real estate	8,380	7,925	94,903
Other invested assets	42,033	139,091	92,983
Net gains (losses) on cash, cash equivalents and short-term investments	4	81	24
Miscellaneous proceeds	—	850	163
Net proceeds from investments sold, matured or repaid	2,518,482	4,758,283	3,797,667

Cost of investments acquired:
Debt securities	(1,506,112)	(3,446,280)	(3,288,681)
Preferred and common stocks	(933,130)	(1,049,524)	(768,097)
Mortgage loans	(275)	—	—
Real estate	(2,158)	(271)	(25,261)
Other invested assets	(90,456)	(287,399)	(100,519)
Miscellaneous applications	(676)	(7,152)	(2,651)
Total cost of investments acquired	(2,532,807)	(4,790,626)	(4,185,209)

Net change in policy and other loans	(1,867)	(2,133)	(555)
Net cash from (for) investments	(16,192)	(34,476)	(388,097)

Cash from Financing and Miscellaneous Sources:
Borrowed money	74,667	(22,918)	(6,699)
Net deposits on deposit-type contract funds and other insurance liabilities	(3,083)	(2,807)	(2,944)
Dividends paid to stockholder	—	(58,750)	—
Other cash provided (applied)	(186,611)	(92,525)	348,515
Net cash from (for) financing and miscellaneous sources	(115,027)	(177,000)	338,872

Net change in cash, cash equivalents and short-term investments	50,457	(59,025)	37,940
Cash, cash equivalents and short-term investments:
Beginning of year	119,693	178,718	140,778
End of year	$170,150	$119,693	$178,718

Cash flow information for non-cash transactions:
Capital contribution to Western-Southern Life Assurance Company in:
the form of debt securities	$120,761	$—	$—
the form of common stock	75,000	—	—
Capital contribution to Integrity Life Insurance Company in:
the form of debt securities	35,644	—	—
the form of common stock	18,528	—	—
Dividend income received from Columbus Life Insurance Company in the form of debt securities	23,735	—	—

See accompanying notes.

5

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis)

December 31, 2008

1.  Nature of Operations and Significant Accounting Policies

The Western and Southern Life Insurance Company (the Company) is a home service insurance company that offers individual traditional and whole life insurance policies.  The Company is licensed in 43 states and the District of Columbia.  For the year ended December 31, 2008, approximately 69% of the gross premiums and annuity considerations for the Company were derived from Ohio, Indiana, North Carolina, Illinois, Florida and Pennsylvania.  The Company is domiciled in Ohio.  The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the state of Ohio.  Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company.  Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, its wholly-owned subsidiary.  The Company wholly owns the following insurance entities:  Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life) and Integrity Life Insurance Company (Integrity).  Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company.

The Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block).  Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high quality debt securities, mortgage loans, policy loans, short-term investments, and other invested assets.  Invested assets of $2,436.5 million and $2,489.6 million were allocated to the Closed Block as of December 31, 2008 and 2007, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company.  The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.

6

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.   Nature of Operations and Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department (the Department).  The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio.  These practices differ in some respects from U.S. generally accepted accounting principles (GAAP).  The more significant differences follow.

Investments

Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows.  For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

7

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.   Nature of Operations and Significant Accounting Policies (continued)

The Company monitors investments to determine if there has been an other-than-temporary decline in fair value.  Factors management considers for each identified security include the following:

•                  the length of time and the extent to which the fair value is below the book/adjusted carry value;

•                  the financial condition and near term prospects of the issuer, including specific events that may affect its operations;

•                  for equity securities and debt securities with credit related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carry value;

•                  for debt securities with interest related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carry value.

If the decline is judged to be other-than-temporary, an impairment charge is recorded as a net realized capital loss in the period the determination is made.  Under GAAP, interest related declines in fair value are evaluated in a manner consistent with credit related declines in fair value.

Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP.  Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in 5-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.

Subsidiaries

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

8

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.   Nature of Operations and Significant Accounting Policies (continued)

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred.  Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.

Nonadmitted Assets

Certain assets designated as “nonadmitted” (principally the prepaid pension asset, the intangible pension asset and electronic data processing equipment, software, and furniture and other equipment), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus.  Under GAAP, such assets are included in the balance sheets.

Premiums and Benefits

Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance

A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business.  Changes to those amounts are

9

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.   Nature of Operations and Significant Accounting Policies (continued)

credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.  Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

Employee Benefits

For purposes of calculating the Company’s pension and postretirement benefit obligations, only vested participants and current retirees are included in the valuation.  Under GAAP, active participants not currently eligible also would be included.  In addition, unrecognized gains or losses and unrecognized prior service cost are included in other comprehensive income under GAAP.

Deferred Income Taxes

Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted.  Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

10

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.   Nature of Operations and Significant Accounting Policies (continued)

A reconciliation of capital and surplus and net income of the Company as determined in accordance with statutory accounting practices (SAP) to amounts determined in accordance with GAAP as of December 31 and for the year then ended is as follows:

	2008	2007
	(in thousands)
Capital and surplus as reported in the accompanying statutory-basis financial statements	$3,301,984	$3,705,965
Deferred policy acquisition costs	342,721	229,528
Policy reserves	88,688	80,649
Asset valuation and interest maintenance reserves	59,963	226,639
Unrecognized benefit plan adjustments	(2,038)	(374,532)
Employee benefits	(103,302)	394,844
Income taxes	(75,691)	(165,115)
Net unrealized on available-for-sale securities	(211,322)	82,820
Subsidiary equity	(310,381)	471,536
Policyholder dividend obligation	(25,633)	(147,206)
Subsidiary reinsurance recoverable	125,094	195,441
Other, net	3,104	33,173
Stockholder’s equity, GAAP basis	$3,193,187	$4,733,742

	2008	2007	2006
	(in thousands)
Net income (loss) as reported in the accompanying statutory-basis financial statements	$295,051	$264,345	$154,048
Deferred policy acquisition costs	(14,198)	(3,444)	1,611
Policy reserves	5,819	(2,153)	526
Employee benefit income	1,096	2,766	921
Income taxes	33,507	16,381	(5,962)
Interest maintenance reserve	(6,928)	(10,789)	(15,270)
SAP vs. GAAP subsidiary income	(141,219)	139,933	142,689
Private equity adjustments	(5,507)	(1,839)	(3,228)
Recapture fee from elimination of MODCO reinsurance	(74,122)	—	—
Dividends from subsidiaries	(62,000)	(80,000)	—
Other, net	(26,485)	5,006	3,814
Net income (loss), GAAP basis	$5,014	$330,206	$279,149

11

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.   Nature of Operations and Significant Accounting Policies (continued)

Other significant statutory accounting practices follow.

Investments

Debt securities, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

Debt securities not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg, Trepp, dealer surveys or internal estimates and are based on the current interest rate and economic environment.  The retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.

Non-affiliated common stocks are reported at fair value as determined by the Securities Valuation Office (SVO) of the NAIC and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

Redeemable preferred stocks that have characteristics of debt securities and are rated as high quality or better are reported at cost or amortized cost.  All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value.  Nonredeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the SVO and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

There are no restrictions on non-affiliated common or preferred stocks.

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.

The Company’s insurance subsidiaries are reported at their underlying statutory equity.  The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity.  The net change in the subsidiaries’ equity is included in capital and surplus.

12

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.   Nature of Operations and Significant Accounting Policies (continued)

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee.  Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses.  Distributions from earnings of the investees are reported as net investment income when received.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment.  A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement.  When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realized value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations.  Depreciation is computed by the straight-line method over the estimated useful life of the properties.

Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.

Realized capital gains and losses are determined using the specific identification method.

Changes in admitted asset carrying amounts of debt securities, non-redeemable preferred stocks, non-affiliated common stocks and mortgage loans are credited or charged directly to capital and surplus.

Premiums

Life and accident and health premiums are recognized as revenue when due.  Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

13

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.   Nature of Operations and Significant Accounting Policies (continued)

Policy Reserves

Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.

Policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method.  The following mortality tables and interest rates are used:

	Percentage of Reserves
	2008	2007
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% — 3-1/2%	12%	12%
1941 Standard Industrial, 2-1/2% — 3-1/2%	15	16
1958 Commissioners Standard Ordinary, 2-1/2% — 6%	28	29
1980 Commissioners Standard Ordinary, 4% — 5-1/2%	34	33
2001 Commissioners Standard Ordinary, 4-1/2%	2	1
Other, 2-1/2% — 6%	6	6
	97	97
Other benefits (including annuities):
Various, 2-1/2% — 8-1/4%	3	3
	100%	100%

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1st for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.

14

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.   Nature of Operations and Significant Accounting Policies (continued)

For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates.  For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by one to twenty-five deaths per thousand.

As of December 31, 2008 and 2007, reserves of $46.1 million and $52.1 million, respectively, were recorded on inforce amounts of $1,996.7 million and $2,090.8 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department.  The Company anticipates investment income as a factor in the premium deficiency calculation.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition.  Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors.  The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Policy and Contract Claims

Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2008 and 2007.   The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis.  These estimates are subject to the effects of trends in claim severity and frequency.  Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate.  The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

15

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.   Nature of Operations and Significant Accounting Policies (continued)

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Borrowed Money and Interest

The Company has entered into dollar-roll reverse repurchase agreements.  The transactions were reflected as financing transactions requiring the asset sold and the liability for the repurchase to remain on the Company’s balance sheets.  The collateral received for the transactions is reported in short-term investments and the liability for the repurchase is reported in borrowed money and interest on the balance sheets.  The Company’s total admitted assets subject to these agreements were $73.7 million and $2.3 million at December 31, 2008 and 2007, respectively.  The collateral held for these transactions was $77.0 million and $2.3 million at December 31, 2008 and 2007, respectively.

Securities Lending

The Company loaned $196.1 million and $434.0 million of various US Treasury, corporate bonds, preferred stock and common stock as part of a securities lending program administered by The Bank of New York Mellon as of December 31, 2008 and 2007, respectively.  The Company requires at the initial transaction that the fair value of the collateral received must be equal to 102% of the fair value of the loaned securities.  The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100% in accordance with Statement of Statutory Accounting Principles 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities.  The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.  Unrestricted collateral is invested primarily in debt securities and short-term investments with an offsetting liability recognized in other liabilities for the obligation to return the unrestricted collateral.  Restricted collateral is not reflected on the balance sheets as an asset or a liability.  At December 31, 2008, the collateral for all securities on loan could be requested to be returned on demand by the borrower.  At December 31, 2008, the fair value of the total collateral is $199.0 million, of which $129.0 million is unrestricted and $70.0 million is restricted.  The collateral is primarily held in cash equivalents and investment grade debt securities.  At December 31, 2007, the fair value of the total collateral was $445.5 million, of which $238.7 million was unrestricted and $206.8 million was restricted.  At December 31, 2007, the collateral was held primarily in investment grade debt securities.

16

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.   Nature of Operations and Significant Accounting Policies (continued)

Separate Account

The Company maintains a separate account, which holds all of the Company’s pension plan assets.  The assets of the separate account consist primarily of marketable securities, which are recorded at market value.

The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company.  The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.

Federal Income Taxes

The Company files a consolidated income tax return with its eligible subsidiaries.  The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax sharing agreement.  Under the agreement, the benefits from losses of subsidiaries are retained by the subsidiary companies.  The Company pays all federal income taxes due for all members of the group.  The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax sharing agreement.

The Company includes interest and penalties in the federal income tax line on the statements of operations.

Postretirement Benefits Other Than Pensions

The Company accounts for its postretirement benefits other than pensions on an accrual basis.  The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.

Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the net periodic benefit cost in the current period or amortized.  The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds ten percent of the postretirement benefit obligation.  That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.

17

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.   Nature of Operations and Significant Accounting Policies (continued)

Accounting Changes

For the year beginning January 1, 2009, the Company will adopt Statement of Statutory Accounting Principles 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments (SSAP 98).  SSAP 98 amends SSAP 43, Loan-backed and Structured Securities, by establishing guidance that requires loan-backed and structured securities determined to be other than temporarily impaired to be written down to fair value.  This is a change from previous guidance which did not require loan-backed and structured securities to be written down unless the undiscounted anticipated cash flows were determined to be less than the carrying amount of the investment.  The adoption of SSAP 98 is prospective.

For the year beginning January 1, 2009, the Company will adopt Statement of Statutory Accounting Principles 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment (SSAP 99).   SSAP 99 supersedes guidance in SSAP 26, Bonds, excluding Loan-backed and Structured Securities, SSAP 32, Investments in Preferred Stock, SSAP 43, Loan-backed and Structured Securities, and amends SSAP 34, Investment Income Due and Accrued, by establishing guidance for the treatment of discounts related to particular securities following the recognition of an other-than-temporary impairment.  SSAP 99 establishes that the fair value of the security at the measurement date becomes the new cost basis of the security and that subsequent recoveries in fair value are to be amortized over the remaining life of the security in the prospective manner based on future estimated cash flows for bonds and redeemable preferred stocks and based on the projected remaining period of principal repayment for loan-backed and structured securities.  This treatment is a change from previous guidance that did not permit recognition of recoveries in fair value until a security was sold or matured.  The adoption of SSAP 99 is prospective.

Reclassifications

Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the 2008 financial statement presentation.

18

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments

Fair values for debt and equity securities are based on quoted market prices, where available. For debt securities not actively traded, fair values are estimated using values obtained from third-party pricing services or are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.  The fair values for equity securities that are not actively traded are estimated based on fair values of issues of comparable yield and quality.

The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
At December 31, 2008:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$60,981	$6,392	$—	$67,373
Debt securities issued by states of the U.S. and political subdivisions of the states	26,056	47	(1,028)	25,075
Corporate securities/asset-backed securities	2,395,843	75,778	(184,932)	2,286,689
Mortgage-backed securities	593,792	7,636	(88,777)	512,651
Total	$3,076,672	$89,853	$(274,737)	$2,891,788

At December 31, 2007:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$65,215	$4,087	$(52)	$69,250
Debt securities issued by states of the U.S. and political subdivisions of the states	34,493	71	(130)	34,434
Corporate securities/asset-backed securities	2,433,284	115,409	(27,260)	2,521,433
Mortgage-backed securities	558,577	6,466	(10,837)	554,206
Total	$3,091,569	$126,033	$(38,279)	$3,179,323

19

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

At December 31, 2008 and 2007, the Company held unrated or less-than-investment grade corporate debt securities with a book value of $97.9 million and $81.4 million, respectively, and an aggregate fair value of $79.1 million and $89.2 million, respectively. Such holdings amounted to 3.2% and 2.6%, respectively, of the Company’s investments in debt securities and 1.3% and 0.9%, respectively, of the Company’s total admitted assets as of December 31, 2008 and 2007.  The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities.  The Company considers these evaluations in its overall investment strategy.

The following table shows gross unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than or Equal To 12 Months		Unrealized Losses Greater Than 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(in thousands)
At December 31, 2008:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	(853)	9,722	(175)	2,825
Corporate securities/asset-backed securities	(105,050)	878,192	(79,882)	306,194
Mortgage-backed securities	(29,685)	188,638	(59,092)	183,027
Total	$(135,588)	$1,076,552	$(139,149)	$492,046

Preferred stocks	$(12,683)	$42,448	$(17,153)	$39,662
Common stocks, unaffiliated	$(129,817)	$401,940	$(33,609)	$41,819

20

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

	Unrealized Losses Less Than or Equal To 12 Months		Unrealized Losses Greater Than 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(in thousands)
At December 31, 2007:
U.S. Treasury securities and obligation of U.S. government corporations and agencies	$(52)	$2,550	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	(8)	8,567	(122)	2,879
Corporate securities/asset-backed securities	(19,858)	530,942	(7,402)	179,003
Mortgage-backed securities	(8,501)	254,623	(2,336)	89,806
Total	$(28,419)	$796,682	$(9,860)	$271,688

Preferred stocks	$(4,622)	$49,165	$(769)	$10,558
Common stocks, unaffiliated	$(53,023)	$457,821	$—	$—

Investments that are impaired at December 31, 2008 and 2007, for which other-than- temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities and unaffiliated common stocks.  The impairment of these securities has been deemed as temporary due to the assigned rating and the typical fluctuations of these particular securities in the marketplace, as well as the Company’s intent and ability to hold the securities to recovery with respect to credit-related declines in fair value.  The aggregated unrealized loss is approximately 18.3% and 6.1% of the carrying value of these securities at December 31, 2008 and 2007, respectively.  At December 31, 2008, there were a total of 506 securities held that are considered temporarily impaired, 160 of which have been impaired for 12 months or longer.  At December 31, 2007, there were a total of 355 securities held that are considered temporarily impaired, 69 of which had been impaired for 12 months or longer.  The Company recorded other-than-temporary impairments on securities of $103.0 million, $35.9 million and $4.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

21

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2008, by contractual maturity, is as follows:

	Cost or
	Amortized
	Cost	Fair Value
	(in thousands)
Years to maturity:
One or less	$40,058	$40,400
After one through five	358,513	353,367
After five through ten	533,939	498,612
After ten	1,550,370	1,486,758
Mortgage-backed securities	593,792	512,651
Total	$3,076,672	$2,891,788

The expected maturities in the foregoing table may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

Proceeds from sales of investments in debt securities during 2008, 2007 and 2006 were $789.8 million, $3,270.6 million, and $2,477.8 million; gross gains of $5.8 million, $6.9 million, and $20.9 million and gross losses of $6.0 million, $15.9 million, and $20.2 million were realized on these sales in 2008, 2007 and 2006, respectively.

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the year ended December 31:

	2008	2007	2006
	(in thousands)
Realized capital gains (losses)	$83,267	$97,583	$115,425
Less amount transferred to IMR (net of related taxes (benefits) of ($1,225) in 2008, ($2,109) in 2007 and ($3,496) in 2006)	(2,275)	(3,917)	(6,493)
Less federal income tax expense (benefit) of realized capital gains	23,818	47,611	32,808
Net realized capital gains (losses)	$61,724	$53,889	$89,110

22

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

Unrealized gains and losses on investments in common stocks and non-affiliated common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income.  The unrealized gains and unrealized losses on, and the cost and fair value of those investments are as follows:

		Gross	Gross
		Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value
	(in thousands)
At December 31, 2008:
Preferred stocks	$131,802	$807	$(29,836)	$102,773

Common stocks, unaffiliated	$799,156	$425,060	$(163,426)	$1,060,790
Common stocks of subsidiaries and affiliates	1,342,221	314,311	(95,032)	1,561,500
	$2,141,377	$739,371	$(258,458)	$2,622,290

At December 31, 2007:
Preferred stocks	$104,875	$1,323	$(5,391)	$100,807

Common stocks, unaffiliated	$1,057,073	$1,189,020	$(53,023)	$2,193,069
Common stocks of subsidiaries and affiliates	1,001,197	482,360	(2,888)	1,480,670
	$2,058,270	$1,671,380	$(55,911)	$3,673,739

Proceeds from the sales of investments in equity securities during 2008, 2007 and 2006 were $1,046.2 million, $902.8 million, and $550.3 million; gross gains of $245.5 million, $124.5, and $81.7 million and gross losses of $125.8 million, $38.7 million, and $18.4 million were realized on these sales in 2008, 2007 and 2006, respectively.

23

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

Net investment income consisted of the following for the years ended December 31:

	2008	2007	2006
	(in thousands)

Debt securities	$190,830	$205,822	$192,742
Equity securities	129,017	177,149	75,093
Mortgage loans	3,681	3,654	6,012
Real estate	21,310	22,835	22,848
Policy loans	10,581	10,342	10,168
Cash, cash equivalents and short-term investments	6,913	11,574	17,855
Other invested assets	38,374	60,760	48,521
Other	5,849	1,951	2,615
Gross investment income	406,555	494,087	375,854
Investment expenses	22,393	24,572	26,516
Net investment income	$384,162	$469,515	$349,338

The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2008, 39.8% of such mortgages ($18.7 million) involved properties located in Ohio and Florida.  Such investments consist of first mortgage liens on completed income producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $14.3 million.  During 2008, no new mortgage loans were issued.  At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage does not exceed 80%.

At December 31, 2008, the Company’s investments in mortgage loans were not subject to prior liens.  All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.  During 2008, the Company did not reduce interest rates on any outstanding mortgages.

Proceeds from the sales of real estate during 2008, 2007 and 2006 were $8.4 million, $7.9 million and $94.9 million, respectively; gross gains of $0.0 million, $0.7 million and $50.4 million were realized on those sales during 2008, 2007 and 2006, respectively.  No gross losses were realized on the sales of real estate in 2008, 2007 and 2006.

24

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3.  Fair Values of Financial Instruments

Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value.  Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.

The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value in accordance with FAS 107, Disclosures about Fair Value of Financial Instruments (“FAS 107”). The Company follows FAS 157, Fair Value Measurements (“FAS 157), measurement principles in determining FAS 107 fair value disclosure amounts. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.

FAS 157 defines fair value as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by FAS 157 that prioritizes inputs to valuation techniques used to measure fair value into three levels.

•                  Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.

•                  Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available but that are priced by third-party pricing services or internal models using observable inputs.

•                  Level 3 — Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include certain debt securities and private equity securities within the Company’s separate account that must be priced using broker quotes or other valuation techniques that utilize significant unobservable inputs.

25

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3.  Fair Values of Financial Instruments (continued)

The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value. Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below.

Debt and Equity Securities

The methods and assumptions used in estimating fair values for debt and equity securities are disclosed in Note 2.

Mortgage Loans

The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk.  The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.

Cash, Cash Equivalents and Short-Term Investments

The fair values of cash, cash equivalents and short-term investments are based on quoted market prices.

Assets Held in Separate Accounts

Assets held in separate accounts include debt securities, equity securities, mutual funds and private equity investments. The fair values of these assets have been determined using the same methodologies outlined above for debt and equity securities.

Reserves

Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.

26

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3.  Fair Values of Financial Instruments (continued)

Borrowed Money and Securities Lending Liability

The liabilities represent the Company’s obligation to return collateral related to dollar-roll reverse repurchase and securities lending transactions.  These liabilities are short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

Assets and liabilities measured at fair value on a recurring basis at December 31, 2008 are outlined below:

	Assets/ (Liabilities) Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(in thousands)
Assets
Common stocks, unaffiliated	$1,060,790	$1,060,790	$—	$—
Separate account assets	602,406	326,208	171,562	104,636
Total assets	$1,663,196	$1,386,998	$171,562	$104,636

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2008, is as follows:

	Beginning Asset/ (Liability) as of	Total Realized/UnrealizedGains (Losses) Included in*:			Purchases, Sales, Issuances	Transfers	Ending Asset/ (Liability) as of	Changes in Unrealized Gains (Losses) Related to
	January 1, 2008	Net Income	Surplus	Other	and Settlements	In (Out) of Level 3	December 31, 2008	Positions Still Held
	(in thousands)
Assets
Separate account assets	$113,835	$—	$—	$(11,263)	$2,064	$—	$104,636	$—

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2008.

27

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3.  Fair Values of Financial Instruments (continued)

The carrying amounts and fair values of the Company’s significant financial instruments follow.

	December 31, 2008		December 31, 2007
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in thousands)
Assets:
Debt securities	$3,076,672	$2,891,788	$3,091,569	$3,179,323
Preferred stocks	131,802	102,773	104,875	100,807
Unaffiliated common stocks	1,060,790	1,060,790	2,193,069	2,193,069
Mortgage loans	46,599	46,256	53,273	55,819
Cash, cash equivalents and short-term investments	170,150	170,150	119,693	119,693
Separate account assets	602,406	602,406	826,556	826,556

Liabilities:
Borrowed money and securities lending liability	207,245	207,245	242,735	242,735

28

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4.   Related Party Transactions

Intercompany fees for management services to WSLAC and Columbus Life, both wholly-owned subsidiaries, included in net income of the Company were $68.5 million, $67.6 million and $57.3 million, and $5.6 million, $7.1 million and $6.2 million in 2008, 2007 and 2006, respectively.

The Company received payments of principal and interest under mortgage financing arrangements in the amount of $19.0 million, $20.1 million and $26.5 million in 2008, 2007 and 2006, respectively, on behalf of certain partnerships in which the Company has an equity interest. The principal balance of the mortgage financing arrangements was $217.2 million and $185.6 million at December 31, 2008 and 2007, respectively.

At December 31, 2008 and 2007, the Company had $111.9 million and $209.9 million, respectively, invested in the Touchstone Funds, which are mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the Company.

During 2008, the Company made capital contributions of $269.9 million to WSLAC. The capital contributions consisted of $75.0 million in common stocks at fair value, which were contributed on October 23, 2008, $74.1 million of cash, which was contributed on October 31, 2008, and $120.8 million of debt securities at fair value, which were contributed on December 22, 2008.

During 2008, the Company made capital contributions of $102.1 million to Integrity.  The capital contributions consisted of $20.0 million in cash, which was contributed on June 30, 2008, $18.5 million in common stocks at fair value, which were contributed on August 25, 2008, and $35.6 million in debt securities at fair value and $20.0 million in cash, which were contributed on December 29, 2008.  On December 30, 2008, the Company accrued an $8.0 million capital contribution to be paid in cash to Integrity.  The cash was contributed on January 20, 2009.

On December 11, 2008, the Company received a dividend of $50.0 million from Columbus Life.  The dividend consisted of $23.7 million in debt securities at fair value and $26.3 million in cash.  The dividend was extraordinary, which means that it required prior approval from the Department.  On December 26, 2007, the Company received a dividend of $50.0 million from Columbus Life in the form of cash.  A portion of this dividend, $25.7 million, was extraordinary.

On December 28, 2007, the Company received a dividend of $30.0 million from WSLAC.  The Company also accrued a dividend of $12.0 million from WSLAC on December 28, 2007.  This dividend was received on January 3, 2008.  Both dividends were in the form of cash.

On July 30 and December 28, 2007, the Company paid dividends to its parent, Western & Southern Financial Group, Inc., in the amounts of $14.4 million and $30.0 million, respectively.  The dividends were in the form of cash.

The Company has entered into multiple reinsurance agreements with affiliated entities.  See Note 5 for further description.

29

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements.  The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Prior to October 31, 2008, the Company had two modified coinsurance (MODCO) agreements with its subsidiary, WSLAC, whereby the Company assumed certain universal life business issued by its subsidiary prior to 2004.  Under the terms of the agreements, the subsidiary retained the reserves and the related assets of this business. The Company recorded, in its statements of operations, premiums less experience refunds, commissions, adjustments to reserves as specified in the agreement, benefits incurred and other related expenses of this business.

On October 31, 2008, the two aforementioned MODCO agreements covering universal life products written by the Company’s subsidiary, WSLAC, were terminated by the ceding company.  In connection with the transfer to WSLAC of the obligation to support the risk of these policies, $776.0 million was recorded in both the reserve adjustments from elimination of MODCO reinsurance agreement and in the change in reserve from elimination of MODCO reinsurance agreement lines on the statements of operations.  One of the agreements provided that a recapture fee, calculated in the amount of $74.1 million, be paid to the Company from WSLAC.  The recapture fee was received by the Company on October 31, 2008, and is recorded in the recapture fee from elimination of MODCO reinsurance agreement line on the statements of operations.

The Company also has a MODCO coinsurance agreement with Integrity, whereby the Company assumes structured settlements, guaranteed rate option annuities, and accumulation products written before July 1, 2002.  Under the terms of the agreement, Integrity retains the reserves and the related assets of this business.

The Company has a ceded reinsurance agreement with Columbus Life.  Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company.  Life and accident and health reserves ceded from the Company to Columbus Life totaled $701.6 million and $729.9 million at December 31, 2008 and 2007, respectively.

The Company has entered into a retrocession reinsurance agreement with RGA Reinsurance Company.  This coinsurance agreement reinsures certain extended-term life insurance policy reserves totaling $18.2 million and $19.8 million at December 31, 2008 and 2007, respectively.

Certain premiums and benefits are ceded to other insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).

30

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance (continued)

In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life Insurance Company (Lafayette Life), an affiliated entity, whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from non-affiliated reinsurers.  Life reserves ceded from Lafayette Life to the Company under this agreement totaled $1.0 million and $1.0 million at December 31, 2008 and 2007, respectively.

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the year ended December 31:

	2008	2007	2006
	(in thousands)
Direct premiums	$292,948	$296,303	$297,287
Assumed premiums:
Affiliated	80,617	84,426	94,808
Non-affiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Non-affiliates	(9,613)	(10,131)	(9,750)
Net premiums	$363,952	$370,598	$382,345

The Company’s ceded reinsurance arrangements reduced other certain items in the accompanying financial statements by the following amounts as of and for the year ended December 31:

	2008	2007	2006
	(in thousands)
Benefits paid or provided:
Non-affiliates	$5,739	$7,683	$2,044
Policy and contract liabilities:
Affiliated	696,616	724,158	750,276
Non-affiliates	4,386	7,110	7,609

During 2008, 2007, and 2006, the Company did not write off any reinsurance balances as a charge to operations.

31

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance (continued)

Other than as described above, neither the Company nor any of its related parties control, directly or indirectly, any reinsurers with whom the Company conducts business.  No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.  The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.  At December 31, 2008, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.   The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

There would be no reduction in capital and surplus at December 31, 2008, if all reinsurance agreements were cancelled.

6. Federal Income Taxes

The Company and its subsidiaries file a consolidated federal income tax return. Amounts due (to) from the subsidiaries for federal income taxes were $(113.7) million and $2.4 million at December 31, 2008 and 2007, respectively.  The tax years of 2008, 2007, 2006 and 2005 remain subject to examination by major tax jurisdictions.

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2008, in the event of future net losses is $48.9 million, $71.0 million, and $67.6 million from 2008, 2007, and 2006, respectively.

The change in net deferred income taxes is comprised of the following:

	December 31
	2008	2007	Change
	(in thousands)
Total deferred tax assets	$344,653	$258,653	$86,000
Total deferred tax liabilities	(250,699)	(514,704)	264,005
Net deferred tax asset (liability)	$93,954	$(256,051)	350,005
Less tax (expense) benefit from unrealized gains or losses			344,072
Change in net deferred income taxes			$5,933

32

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

Current income taxes incurred for the years ended December 31, consist of the following major components:

	2008	2007	2006
	(in thousands)
Federal income tax expense on operating income	$25,117	$20,109	$25,484
Federal income tax expense (benefit) on capital gains	23,818	47,611	32,808
Tax credits	(39)	(39)	(392)
Change in tax contingency reserves	—	(29,500)	—
Prior year under (over) accrual	(4,578)	9,716	7,186
Current income taxes	$44,318	$47,897	$65,086

The main components of the deferred tax amounts at December 31 are as follows:

	2008	2007
	(in thousands)
Deferred tax assets:
Reserves	$77,728	$86,191
Deferred acquisition costs	36,329	46,744
Benefit for employees and agents	123,723	117,611
Stocks/debt securities/short-term investments	97,124	—
Other	9,749	8,107
Total deferred tax assets	344,653	258,653

Nonadmitted deferred tax assets	—	—
Admitted deferred tax assets	344,653	258,653

Deferred tax liabilities:
Stocks/debt securities	221,704	456,014
Other invested assets	2,316	28,767
Other	26,679	29,923
Total deferred tax liabilities	250,699	514,704

Net admitted deferred income tax assets (liabilities)	$93,954	$(256,051)

33

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

The Company’s federal income tax expense and change in net deferred income taxes differs from the amount obtained by applying the federal statutory rate of 35% to gain from operations before federal income tax expense and net realized capital gains.  The significant differences for the year ended December 31, are as follows (in thousands):

		Effective		Effective		Effective
	2008	Tax Rate	2007	Tax Rate	2006	Tax Rate
Provision computed at statutory rate	$88,839	35.00%	$73,760	35.00%	$34,026	35.00%
Dividends received deduction	(28,225)	(11.12)	(51,392)	(24.39)	(10,344)	(10.64)
Tax credits	(309)	(0.12)	(193)	(0.09)	(563)	(0.58)
Other invested assets	(7,462)	(2.94)	(626)	(0.30)	(10,420)	(10.72)
Additional minimum pension liability	(9,814)	(3.87)	—	—	—	—
Change in tax contingency reserves	(7,880)	(3.10)	(29,500)	(14.00)	—	—
Security transfer	(23,864)	(9.40)	—	—	—	—
Other	(2,044)	(0.81)	(8,299)	(3.93)	(2,570)	(2.64)
Total	$9,241	3.64%	$(16,250)	(7.71)%	$10,129	10.42%

Federal income taxes incurred	$20,500	8.08%	$286	0.14%	$32,278	33.20%
Change in net deferred income taxes*	(11,259)	(4.44)	(16,536)	(7.85)	(22,149)	(22.78)
Total statutory income taxes	$9,241	3.64%	$(16,250)	(7.71)%	$10,129	10.42%

*Excludes change in net deferred income taxes on certain realized gains/losses of $5,326, $(15,885) and $7,591 for the years ended December 31, 2008, 2007 and 2006, respectively.

34

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

7. Regulatory Matters

The Company is required by statutory regulations to meet minimum risk-based capital standards.  Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile.  At December 31, 2008 and 2007, the Company exceeded the minimum risk-based capital.

State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.

Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of ten percent of statutory surplus or statutory net income as of the preceding December 31, but only to the extent of earned surplus as of the preceding December 31. In 2009, the Company has $330.1 million available for payment of dividends based on capital and surplus of $3,301.0 million at December 31, 2008, as no dividends were paid in 2008.

8. Commitments and Contingencies

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts.  The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.

At December 31, 2008, the Company does not have any material lease agreements as a lessee for office space or equipment.

The Company has future commitments to provide additional capital contributions of $295.6 million to private equity and real estate joint ventures, limited partnerships and limited liability companies.

35

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

9. Annuity Reserves and Deposit-Type Contract Liabilities

At December 31, 2008, the Company’s annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(in thousands)

At book value without adjustment (with minimal or no charge or adjustment)	$409,089	39.9%
Not subject to discretionary withdrawal	616,422	60.1
Total annuity reserves and deposit fund liabilities (before reinsurance)	1,025,511	100.0%
Less reinsurance ceded	169,186
Net annuity reserves and deposit fund liabilities	$856,325

Interest changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of duration and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

36

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits

The Company has a noncontributory pension plan under group annuity contracts covering substantially all employees and field representatives.  In addition, the Company provides certain healthcare and life insurance benefits for retired employees or their beneficiaries.

Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.

The Company uses a December 31 measurement date for all plans.

A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2008	2007	2008	2007
	(in thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$678,962	$667,251	$227,627	$222,914
Service cost	12,633	14,494	5,924	8,954
Interest cost	40,102	38,620	11,243	13,283
Medicare Part D payments received	—	—	1,680	1,703
Contribution by plan participants	—	—	2,356	2,214
Actuarial (gain) loss	(8,257)	(1,816)	(41,812)	(6,362)
Benefits paid	(40,732)	(39,587)	(14,521)	(15,079)
Plan amendments	221	—	—	—
Benefit obligation at end of year	$682,929	$678,962	$192,497	$227,627

Change in plan assets:
Fair value of plan assets at beginning of year	$826,556	$841,255	$—	$—
Actual return on plan assets	(184,529)	24,888	—	—
Employer contribution	—	—	10,485	11,162
Plan participants’ contributions	—	—	2,356	2,214
Medicare Part D payments received	—	—	1,680	1,703
Benefits paid	(40,732)	(39,587)	(14,521)	(15,079)
Fair value of plan assets at end of year	$601,295	$826,556	$—	$—

Funded status:
(Unfunded) overfunded obligation	$(81,634)	$147,594	$(192,497)	$(227,627)
Unamortized prior service cost	11,059	12,424	(33,002)	(35,874)
Unrecognized net (gain) or loss	593,054	368,836	(3,971)	37,802
Prepaid assets* (accrued liabilities)	$522,479	$528,854	$(229,470)	$(225,699)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$629,334	$597,428	$192,497	$227,627

Benefit obligation for non-vested employees:
Projected pension obligation	$5,660	$5,862	$—	$—
Accumulated benefit obligation	$3,418	$4,090	$—	$—

* Indicates non-admitted

37

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

	Pension Benefits
	2008	2007	2006
Components of net periodic benefit cost:
Service cost	$12,633	$14,494	$15,686
Interest cost	40,102	38,620	37,638
Expected return on plan assets	(72,226)	(70,849)	(71,131)
Amount of recognized gains and losses	24,279	24,818	26,410
Amount of prior service cost recognized	1,586	1,565	1,565
Total net periodic benefit cost (benefit)	$6,374	$8,648	$10,168

	Postretirement Medical
	2008	2007	2006
Components of net periodic benefit cost:
Service cost	$5,924	$8,954	$11,209
Interest cost	11,243	13,283	13,471
Amount of recognized gains and losses	(40)	1,855	2,142
Amount of prior service cost recognized	(2,872)	(2,872)	(1,481)
Total net periodic benefit cost (benefit)	$14,255	$21,220	$25,341

Weighted-average assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2008	2007	2008	2007

Weighted average discount rate	6.00%	6.00%	6.00%	6.00%
Rate of compensation increase	4.60%	4.60%	4.60%	4.60%
Expected long-term rate of return on plan assets	8.50%	8.50%	N/A	N/A

Weighted-average assumptions used to determine net periodic benefit obligation for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2008	2007	2008	2007

Weighted average discount rate	6.25%	6.00%	6.25%	6.00%
Rate of compensation increase	4.60%	4.60%	4.60%	4.60%

The Company has recognized an additional minimum pension liability of $28.0 million at December 31, 2008.  The Company had no additional minimum pension liability at December 31, 2007.  The amount included in unassigned funds (surplus) at December 31, 2008, arising from a change in the additional minimum pension liability recognized was $17.0 million, representing the excess of the additional minimum liability over the unamortized prior service cost at December 31, 2008.

38

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

The Company’s discount rate assumption is determined by utilizing a discounted cash flow analysis of the Company’s obligations.  The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds.

The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets.  Historical returns are determined by asset class.  The historical relationships between equities, fixed income securities, and other assets are reviewed.  The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return.  The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.

The asset allocation for the defined benefit pension plan at the end of 2008 and 2007, and the target allocation for 2009 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2009	2008	2007
Asset category:
Equity securities	55%	54%	61%
Fixed income securities	40	26	23
Short-term investments	—	—	—
Other	5	20	16
Total	100%	100%	100%

The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk.  Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition.  The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline.  Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level.  Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance.  Investment mix is measured and monitored on an on-going basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.

For measurement purposes of the postretirement benefit obligation, a 6.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2008.  The rate was assumed to decrease gradually to 4.75% for 2011 and remain at that level thereafter.

39

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

Increasing or decreasing the assumed health care cost trend rate assumption by one percentage point in each year would increase (decrease) the postretirement benefit obligation as of December 31, 2008, by $20.5 million and $(17.6) million, respectively, and the estimated interest cost components of net period postretirement benefit cost for 2008 by $2.0 million and $(1.7) million, respectively.

The Company made contributions to the postretirement medical plan of $12.2 million in 2008 and expects to contribute $186.3 million between 2009 and 2018, inclusive.  The Company received $1.7 million of subsidies in 2008 and expects to receive $23.3 million of subsidies between 2009 and 2018, inclusive, related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003.

At December 31, 2008 and 2007, the pension plan had $83.3 million and $71.3 million, respectively, invested in Touchstone Funds, which are mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the Company.

As of December 31, 2008, future benefit payments for the pension plan are expected as follows (in millions):

2009:	$40.4
2010:	40.8
2011:	41.5
2012:	42.5
2013:	43.6
Five years thereafter:	$236.1

Future benefit payments for the postretirement medical plan are expected as follows (in millions):

2009:	$15.2
2010:	15.7
2011:	16.1
2012:	16.1
2013:	16.3
Five years thereafter:	$83.5

40

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

The Company does not expect to make contributions to the pension plan during 2009.  The Company expects to contribute approximately $15.2 million during 2008 to its postretirement medical plan.

The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees.  This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).  The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year.  Total Company contributions to the defined contribution plan were $1.3 million, $3.1 million, and $2.9 million for 2008, 2007 and 2006, respectively.

11. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2008, were as follows:

	Gross	Net of Loading
	(in thousands)

Ordinary new business	$8,480	$521
Ordinary renewal	79,770	54,509
Accident and health renewal	184	46
Assumed investment type contracts	14	14
Total	$88,448	$55,090

41

Financial Statement Schedules (Statutory-Basis)

The Western and Southern Life Insurance Company

Summary of Investments - Other Than Investments in Related Parties

(in thousands)

December 31, 2008

Schedule I

Type of Investment	Cost (1)	Market Value	Amount at which shown in the Balance Sheet
Debt Securities

Bonds:
United States government and government agencies and authorities	$70,203	$77,569	$70,203
States, municipalities and political subdivisions	249,945	255,363	249,945
Foreign governments	—	—	—
Public utilities	506,133	494,448	506,133
All other corporate bonds	2,242,944	2,056,962	2,242,944
Preferred stocks	129,400	100,371	129,400
Total fixed maturities	3,198,625	2,984,713	3,198,625

Equity securities
Common stocks:
Public utilities	5,769	5,245	5,245
Banks, trust and insurance	133,128	503,334	503,334
Industrial, miscellaneous and all other	660,259	552,211	552,211
Total equity securities	799,156	1,060,790	1,060,790

Mortgage loans on real estate	46,599		46,599
Real estate	65,323		65,323
Policy loans	162,874		162,874
Other long-term investments	89,559		89,559
Cash, cash equivalents and short-term investments	170,150		170,150
Total investments	$4,532,286		$4,793,920

(1)  Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

43

The Western and Southern Life Insurance Company

Supplementary Insurance Information

(in thousands)

Schedule III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*	Premiums Written

Year ended December 31, 2008
Individual life	$2,474,741	$—	$23,373	$323,797	$199,307	$322,374	$91,537
Individual health	259,839	3,059	3,944	33,748	18,957	13,475	16,145	$33,767
Group life and health	114,553	—	724	3,135	3,062	6,846	169	—
Annuity	12,949	—	12,348	3,286	912	139,659	965
Corporate and other	—	—	—	—	161,924	—	33,250
	$2,862,082	$3,059	$40,389	$363,966	$384,162	$482,354	$142,066

Year ended December 31, 2007
Individual life	$2,453,410	$—	$31,458	$332,624	$212,027	$331,198	$90,803
Individual health	267,316	3,015	4,131	33,986	20,183	32,729	15,239	$33,989
Group life and health	112,365	—	1,104	3,128	1,806	5,222	164	—
Annuity	14,630	—	12,783	860	1,005	250,765	927
Corporate and other	—	—	—	—	234,494	—	44,481
	$2,847,721	$3,015	$49,476	$370,598	$469,515	$619,914	$151,614

Year ended December 31, 2006
Individual life	$2,427,769	$—	$27,812	$340,572	$206,440	$331,249	$94,431
Individual health	256,046	2,974	3,864	34,444	19,478	38,447	15,862	$34,438
Group life and health	111,511	—	527	3,454	1,727	6,124	198	—
Annuity	16,105	—	14,037	3,883	1,045	190,520	1,375
Corporate and other	—	—	—	—	120,648	—	44,225
	$2,811,431	$2,974	$46,240	$382,353	$349,338	$566,340	$156,091

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

44

The Western and Southern Life Insurance Company

Reinsurance

(in thousands)

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2008
Life insurance in force	$17,352,486	$2,675,810	$471,638	$15,148,314	3%
Premiums:
Individual life	$250,736	$4,380	$77,441	$323,797	24%
Individual health	38,982	5,233	—	33,749	—
Group life and health	3,135	—	—	3,135	—
Annuity	109	—	3,176	3,285	97%
	$292,962	$9,613	$80,617	$363,966	22%

Year ended December 31, 2007
Life insurance in force	$17,719,397	$3,240,782	$14,383,528	$28,862,143	50%
Premiums:
Individual life	$253,686	$4,758	$83,696	$332,624	25%
Individual health	39,359	5,373	—	33,986	—
Group life and health	3,128	—	—	3,128	—
Annuity	130	—	730	860	85%
	$296,303	$10,131	$84,426	$370,598	23%

Year ended December 31, 2006
Life insurance in force	$17,912,837	$3,454,695	$15,309,216	$29,767,358	51%
Premiums:
Individual life	$254,180	$4,839	$91,230	$340,571	27%
Individual health	39,356	4,911	—	34,445	—
Group life and health	3,454	—	—	3,454	—
Annuity	305	—	3,578	3,883	92%
	$297,295	$9,750	$94,808	$382,353	25%

45

PART C

OTHER INFORMATION

ITEM 26. — EXHIBITS

(a)                                  Resolution of Board of Directors of the Columbus Life Insurance Company dated September 10, 1998 authorizing the establishment of the Separate Account (1)

(b)                                 Not applicable

(c)                                  (1)                                  (i)                                     Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc. (2)

(ii)                                  Addendum to Schedule A of Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc., and its affiliated insurance agencies (9)

(iii)                               Supplemental Addendum to Schedule A of Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc., and its affiliated insurance agencies (9)

(iv)                              Amended Schedule A to Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc., and its affiliated insurance agencies (14)

(2)                                  (i)                                     Form of General Agency Agreement by and between Touchstone Securities, Inc., its affiliated insurance agencies, a broker-dealer and a life agency (3)

(ii)                                  Commission Schedule to Form of General Agency Agreement by and between Touchstone Securities, Inc., its affiliated insurance agencies, a broker-dealer and a life agency (9)

(iii)                               Form of Broker-Dealer Sales Agreement by and between Touchstone Securities, Inc., Columbus Life Insurance Company and a broker-dealer (9)

(vi)                              Amended Commission Schedule to Form of General Agency Agreement or Broker Dealer Sales Agreement (14)

(3)                                  Form of override commission schedule (14)

(d)                                 (1)           Form of Survivorship Variable Universal Life Insurance Policy issued by Columbus Life Insurance Company (8)

(2)                                  Form of Accelerated Death Benefit Rider (3)

(3)                                  Form of Other Insured Rider (9)

(4)                                  Form of Accelerated Death Benefit Plus Rider (3)

(5)                                  Form of Extended Coverage Benefit Rider (9)

(6)                                  Form of Extended No-Lapse Guarantee Rider (9)

(7)                                  Form of Last Survivor Additional Life Rider (9)

(8)                                  Form of Estate Protection Rider (9)

(9)                                  Form of Estate Tax Repeal Rider (9)

(10)                            Form of Enhanced Cash Value Rider (13)

(11)                            Form of Overloan Protection Rider (18)

(12)                            Form of Accelerated Death Benefit Life Plus Rider (18)

(e)                                  (1)                                  Form of Columbus Life Insurance Company Application for Life Insurance (3)

(2)           Form of Columbus Life Insurance Company Supplement to Application for Life Insurance to be Completed When Applying for Flexible Premium Variable Universal Life (3)

(3)                                  Alternative form of Columbus Life Insurance Company Application for Life Insurance (9)

(4)                                  Alternative form of Columbus Life Ins. Co. Application for Life Insurance (13)

(f)                                    (1)                                  (i)            Certificate of Incorporation of the Columbus Life Insurance Company (5)

(ii)           Certificate of Amendment of Articles of Incorporation of Columbus Life Insurance Company (5)

(2)                                  Code of Regulations of the Columbus Life Insurance Company (5)

(g)                                 Not applicable.

(h)                                 (1)                                  (i)                                     Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (5)

(ii)                                  Amended Exhibit B to the Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (6)

(iii)                               Amendment to Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (6)

(iv)                              Amended Exhibit A to the Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (9)

(v)                                 Amended Exhibits A and B to the Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (12)

(vi)                              Form of Shareholder Services Agreement, dated May 1, 2008, between Columbus Life Insurance Company and Touchstone Advisors, Inc. (18)

(2)                                  (i)                                     Fund Participation Agreement by and between Deutsche Asset Management VIT Funds, Bankers Trust Company and Columbus Life Insurance Company (3)

(ii)                                  Amendment No.1 to the Fund Participation Agreement by and between Deutsche Asset Management VIT Funds, Bankers Trust Company and Columbus Life Insurance Company (3)

(iii)                               Amendment No. 2 to the Fund Participation Agreement by and between Deutsche Asset Management VIT Funds, Bankers Trust Company and Columbus Life Insurance Company (6)

(iv )                           Administrative Services letter between Bankers Trust Company and Columbus Life Insurance Company (3)

(v)                                 Amendment No.1 to the Administrative Services letter between Bankers Trust Company and Columbus Life Insurance Company (3)

(vi)                              Amendment No. 2 to the Administrative Services letter between Bankers Trust Company and Columbus Life Insurance Company (6)

(3)                                  (i)                                     Janus Aspen Series Fund Participation Agreement (Service Shares) between Janus Aspen Series and Columbus Life Insurance Company (3)

(ii)                                  Amendment No. 1 to Fund Participation Agreement between Janus Aspen Series and Columbus Life Insurance Company (7)

(iii)                               Amendment No. 2 to Fund Participation Agreement between Janus Aspen Series and Columbus Life Insurance Company (9)

(iv)                              Distribution and Shareholder Services Agreement, Service Shares of Janus Aspen Series (for Insurance Companies), by and between Janus Distributors, Inc. and Columbus Life Insurance Company (3)

(4)                                  (i)                                     Amended and Restated Participation Agreement among MFS Variable Insurance Trust, Columbus Life Insurance Company and Massachusetts Financial Services Company (3)

(ii)                                  Amendment No. 1 to Amended and Restated Participation Agreement among MFS Variable Insurance Trust, Columbus Life Insurance Company and Massachusetts Financial Services Company (9)

(iii)                               Administrative Services Agreement between Massachusetts Financial Services Company, Western-Southern Life Assurance Company, and Columbus Life Insurance Company (3)

(5)                                  (i)                                     Form of Amended and Restated Participation Agreement, dated May 1, 2008, between Fidelity Variable Insurance Products Funds, Fidelity Distributors Corporation and Columbus Life Insurance Company (18)

(ii)                                  Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and Columbus Life Insurance Company (3)

(iii)                               Service Contract between Fidelity Distributors Corporation and Columbus Life Insurance Company (3)

(iv)                              Form of Sub-license Agreement, dated May 1, 2008, by and between Fidelity Distributors Corporation and Columbus Life Insurance Company (18)

(6)                                  (i)                                     Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Columbus Life Insurance Company (3)

(ii)                                  Amendment No. 1 to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Columbus Life Insurance Company (9)

(iii)                               Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Columbus Life Insurance Company (3)

(iv)                              Amendment No. 1 to Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Columbus Life Insurance Company (9)

(v)                                 Letter Agreement between OppenheimerFunds, Inc. and Columbus Life Insurance Company (3)

(vi)                              Amendment No. 1 to Letter Agreement between OppenheimerFunds, Inc. and Columbus Life Insurance Company (9)

(vii)                           Amendment to Letter Agreement between OppenheimerFunds, Inc. and Columbus Life Insurance Company (10)

(7)                                  (i)                                     Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate accounts, and Touchstone Securities, Inc. (5)

(ii)                                  Agreement with respect to Trademarks and Fund Names between AIM Management Group Inc. and Columbus Life Insurance Company (5)

(iii)                               Amendment to Agreement with respect to Trademarks and Fund Names between AIM Management Group, Inc. and Columbus Life Insurance Company (14)

(iv)                              Administrative Services Agreement between Columbus Life Insurance Company and AIM Advisors, Inc. (5)

(v)                                 Amendment to Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate accounts, and Touchstone Securities, Inc. (12)

(vi)                              Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate accounts, and Touchstone Securities, Inc. (14)

(vii)                           Form of Distribution Agreement between Touchstone Securities, Inc. and A I M Distributors, Inc. (11)

(8)                                  (i)                                     Form of Participation Agreement between Columbus Life Insurance Company and J.P. Morgan Series Trust II (11)

(ii)                                  Form of Service Agreement between Columbus Life Insurance Company and JPMorgan Chase Bank (11)

(9)                                  Form of Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. (11)

(10)                            (i)                                     Form of Participation Agreement between Columbus Life Insurance Company, Scudder Variable Series I, Scudder Distributors, Inc., and Deutsche Investment Management Americas Inc. (11)

(ii)                                  Form of Service Agreement between Deutsche Investment Management Americas Inc. and Columbus Life Insurance Company (12)

(11)         Form of Participation Agreement Putnam Variable Trust, Putnam Retail Management, Inc., and Columbus Life Insurance Company (12)

(12)                            (i)                                     Form of Participation Agreement between Columbus Life Insurance Company, Van Kampen Life Investment Trust, Van Kampen Funds Inc., and Van Kampen Asset Management Inc. (11)

(ii)                                  Form of Service Agreement between Van Kampen Funds Inc. and Columbus Life Insurance Company (11)

(13)                            (i)                                     Form of Participation Agreement between Columbus Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management Inc. (11)

(ii)                                  Form of Amendment to Participation Agreement, dated May 1, 2008, between Columbus Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management Inc. (18)

(iii)                               Form of Service Agreement between Morgan Stanley & Co. Incorporated and Columbus Life Insurance Company (11)

(iv)                              Form of Service Agreement between Morgan Stanley Investment Management Inc. and Columbus Life Insurance Company (12)

(v)                                 Form of Administrative Services Agreement, dated May 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Distribution, Inc. (18)

(vi)                              Form of Administrative Services Letter, dated May 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Investment Management, Inc. (18)

(vii)                           Form of Amendment to Participation Agreement, dated as of December 1, 2008, between Columbus Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc., and Morgan Stanley Investment Management Inc. (19)

(viii)                        Form of Administrative Services Agreement, dated as of December 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Distribution, Inc. (19)

(ix)                                Form of Administrative Services Letter, dated as of December 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Investment Management, Inc. (19)

(14)                            (i)                                     Form of Rule 22c-2 Agreement with respect to AIM Variable Insurance Funds (17)

(ii)                                  Form of Rule 22c-2 Agreement with respect to The Alger American Fund (17)

(iii)                               Form of Rule 22c-2 Agreement with respect to DWS Investments VIT Funds and DWS Variable Series I (17)

(iv)                              Form of Rule 22c-2 Agreement with respect to Fidelity Variable Insurance Products Funds (17)

(v)                                 Form of Rule 22c-2 Agreement with respect to Franklin Templeton Variable Insurance Products Trust (17)

(vi)                              Form of Rule 22c-2 Agreement with respect to Janus Aspen Series (17)

(vii)                           Form of Rule 22c-2 Agreement with respect to JP Morgan Series II Trust (17)

(viii)                        Form of Rule 22c-2 Agreement with respect to MFS Variable Insurance Trust (17)

(ix)                                Form of Rule 22c-2 Agreement with respect to Oppenheimer Variable Account Funds and Panorama Series Funds (17)

(x)                                   Form of Rule 22c-2 Agreement with respect to PIMCO Variable Insurance Trust (17)

(xi)                                Form of Rule 22c-2 Agreement with respect to Putnam Variable Trust (17)

(xii)                             Form of Rule 22c-2 Agreement with respect to Touchstone Variable Series Trust (17)

(xiii)                          Form of Rule 22c-2 Agreement with respect to Van Kampen Life Investment Trust  (17)

(xiv)                         Form of Rule 22c-2 Agreement with respect to The Universal Institutional Funds, Inc. (17)

(15)                            (i)                                     Participation Agreement between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors, LLC and Columbus Life Insurance Company, dated April 30, 1999 (5)

(ii)                                  Form of Amendment No. 3 dated as of December 1, 2008, to Participation Agreement between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors, LLC and Columbus Life Insurance Company, dated April 30, 1999 (19)

(16)                            (i)                                     Form of Participation Agreement between Rydex Variable Trust, Rydex Distributors, Inc. and Columbus Life Insurance Company, dated as of December 1, 2008, (19)

(ii)                                  Form of Variable Product Services Agreement, dated as of December 1, 2008, between Rydex Distributors, Inc. and Columbus Life Insurance Company (19)

(iii)                               Form of Administrative Services Letter, dated as of December 1, 2008, between PADCO Advisors II, Inc., and Columbus Life Insurance Company (19)

(i)                                     Not applicable.

(j)                                     (1)                                  Guarantee from The Western and Southern Life Insurance Company on behalf of Columbus Life Insurance Company (16)

(k)                                  (1)                                  Opinion and Consent of Counsel (filed herewith)

(2)                                  Opinion and Consent of Counsel to The Western and Southern Life Insurance Company (16)

(l)                                     Not applicable.

(m)                               Not applicable.

(n)                                 (1)                                  Consent of Independent Registered Public Accounting Firm (filed herewith)

(2)                                  Powers of Attorney for Columbus Life Insurance Company (10), (15) and (16)

(3)                                  Powers of Attorney for The Western and Southern Life Insurance Company (16)

(o)                                 Not applicable.

(p)                                 Not applicable.

(q)                                 Description of Issuance, Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies for Columbus Life Flexible Premium Survivorship Variable Universal Life Insurance Policies Offered by Columbus Life Insurance Company Separate Account 1 of Columbus Life Insurance Company (10)

(1)                                  Incorporated by reference to the Registration Statement on Form S-6, File No. 333-78489, filed May 14, 1999.

(2)                                  Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-78489, filed May 1, 2000.

(3)                                  Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 333-47940, filed February 7, 2001.

(4)                                  Incorporated by reference to the Registration Statement, File No. 333-47940, filed October 13, 2000.

(5)                                  Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-78489, filed August 19, 1999.

(6)                                  Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-78489, filed on April 26, 2001.

(7)                                  Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-47940, filed April 26, 2001.

(8)                                  Incorporated by reference to the Registration Statement on Form S-6, File No. 333-73390, filed November 15, 2001.

(9)                                  Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-73390, filed January 28, 2002.

(10)                            Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-73390, filed April 30, 2002.

(11)                            Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-73390, filed February 18, 2003.

(12)                            Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-73390, filed April 25, 2003.

(13)                            Incorporated by reference to Registration Statement on Form N-6, File No. 333-121135, filed December 10, 2004.

(14)                            Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-121135, filed March 24, 2005.

(15)                            Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6, File No. 333-73390, filed April 28, 2006.

(16)                            Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6, File No. 333-73390, filed April 13, 2007.

(17)                            Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6, File No. 333-73390, filed April 26, 2007.

(18)                            Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6, File No. 333-73390, filed April 29, 2008

(19)                            Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-73390, filed November 21, 2008.

ITEM 27. — DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and officers of the Company are listed below.  Unless otherwise noted, the principal business address of all persons listed in Item 27 is 400 East Fourth Street, Cincinnati, Ohio  45202.

Name	Positions and Offices with Depositor

John F. Barrett	Director and Chairman of the Board
James N. Clark	Director
J.J. Miller	Director, President and Chief Executive Officer
James K. Risk III 1815 Sagamore Pkwy N. Lafayette, IN 47903	Director
Joseph H. Seaman PO Box 380 Lafayette, IN 47902	Director
Jerry B. Stillwell	Director
Robert B. Truitt 3601 Sagamore Pkwy N. Lafayette, IN 47904	Director
Robert L. Walker	Director, Senior Vice President and Chief Financial Officer
Clint D. Gibler	Senior Vice President and Chief Information Officer
Noreen J. Hayes	Senior Vice President
Edward S. Heenan	Senior Vice President
Constance M. Maccarone	Senior Vice President, Insurance Operations
Nora E. Moushey	Senior Vice President and Chief Actuary
Nicholas P. Sargen	Senior Vice President and Chief Investment Officer
Robert L. Walker	Senior Vice President and Chief Financial Officer
Charles W. Wood, Jr.	Senior Vice President and Chief Marketing Officer
Donald J. Wuebbling	Senior Vice President and Secretary
James H. Acton, Jr.	Vice President, Senior Financial Officer
Keith W. Brown	Vice President & Chief Underwriter
Lawrence A. Fullerton	Vice President, Sales
Daniel W. Harris	Vice President
David T. Henderson	Vice President
Bradley J. Hunkler	Vice President and Comptroller
Phillip E. King	Vice President and Auditor
Jonathan D. Niemeyer	Vice President and Associate General Counsel
Mario J. San Marco	Vice President
Michael R. Moser	Vice President & Chief Compliance Officer
Donna N. Schenk	Vice President, Marketing Services

James J. Vance	Vice President and Treasurer
R. LaDale Young	Vice President, Sales
Michael J. Altenau	Counsel
Kenneth P. Langtimm	Distribution Vice President
Steven J. Sanders	Distribution Vice President
Thomas M. Eck	Assistant Vice President
Brian A. Eichold	Assistant Vice President
Cynthia L. Funcheon	Assistant Vice President
Stephen G. Hussey	Assistant Vice President, Financial Projections
John A. Tak	Assistant Vice President, Life Products
Gregory G. Rowe	Assistant Secretary
Marianne Marshall	Assistant Treasurer
Douglas B. Perry	Assistant Treasurer
Timothy D. Speed	Assistant Treasurer
Thomas R. Stanek	Assistant Treasurer
Cheryl J. Stotts	Assistant Treasurer
Richard K. Taulbee	Assistant Treasurer
Charles L. Thomas	Assistant Treasurer

ITEM 28. — PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Affiliate	State Name	Entity	Ownership	Type of Business
303 Broadway QCS, LLC	Ohio	Limited Liability Company	100% owned by The Western and Southern Life Insurance Company (WSLIC)	ownership and operation of real estate
Airport Exchange Hotel Partners	Kentucky	General Partnership	74% owned by WS Airport Exchange GP, LLC; 1% owned by Eagle Realty Investments, Inc. (ERI)	ownership and operation of real estate
AMLIWS Summit Ridge, LLC	Missouri	Limited Liability Company	74% owned by WSLIC, 1% owned by Eagle	ownership and operation of real estate
Buckeye Venture Partners, LLC	Ohio	Limited Liability Company	60% owned by Fort Washington Investment Advisors, Inc. (FWIA)	private equity fund management
Capital Analysts Agency, Inc.	Texas	Corporation	100% owned by an individual who is a resident of Texas, but under contractual association with Capital Analysts Incorporated	general insurance agency
Capital Analysts Incorporated	Delaware	Corporation	100% owned by Columbus Life Insurance Company (CLIC)	securities broker-dealer and registered investment advisor
Capital Analysts Insurance Agency, Inc.	Massachusetts	Corporation	100% owned by Capital Analysts Incorporated	general insurance agency
Carmel Holdings, LLC	Ohio	Limited Liability Company	49% owned by W&S Real Estate Holdings, LLC; 1% owned by ERI	ownership in real estate entity
Carmel Hotel Investor, LLC	Ohio	Limited Liability Company	100% owned by Carmel Holdings, LLC	ownership in real estate entity
Carmel Hotel, LLC	Indiana	Limited Liability Company	74% owned by Carmel Hotel Investor, LLC; 1% owned by ERI	ownership and operation of real estate
Carthage Senior Housing, Ltd.	Ohio	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC; 1% owned by ERI	ownership and operation of real estate
Centreport Hotels LLC	Texas	Limited Liability Company	75% owned by ERI	ownership and operation of real estate
Centreport Partners LP	Texas	Limited Partnership	25.25% owned by WSLIC; 49% owned by WSLR Dallas LLC, 1% owned by ERI	ownership and operation of real estate
Cleveland East Hotel, LLC	Ohio	Limited Liability Company	74% owned by WSALD CEH, LLC; 1% owned by ERI	ownership and operation of real estate
CLIC Agency, Inc.	Ohio	Corporation	100% owned by Columbus Life Insurance Company	corporation for profit
Columbus Hotel Partners	Ohio	General Partnership	74% owned by WS Columbus Homewood GP, LLC; 1% owned by ERI	ownership and operation of real estate
Country Place Associates	Ohio	General Partnership	90% owned by WS Country Place GP, LLC; 10% owned by ERI	ownership and operation of real estate
Courtyard Nursing Care, LLC.	Ohio	Limited Liability Company	100% owned by WSLAC	ownership and operation of real estate
Dublin Hotel LLC	Ohio	Limited Liability Company	25% owned by WSLIC, 49% owned by WSLR Columbus LLC, 1% owned by ERI	ownership and operation of real estate
Eagle Realty Group, LLC	Ohio	Limited Liability Company	100% owned by W&S Operating Holdings, LLC	real estate holding company
Eagle Realty Investments, Inc. (ERI)	Ohio	Corporation	100% owned by Eagle Realty Group, LLC	real estate
Fort Washington Active Fixed Income LLC	Delaware	Limited Liability Company	Managing Member Fort Washington Fixed Income LLC and investors include WSLIC	managing member for private fixed income fund
Fort Washington Capital Partners, LLC (FWCP)	Delaware	Limited Liability Company	100% owned by FWIA	managing partner for numerous private equity funds
Fort Washington Fixed Income Alpha LLC	Delaware	Limited Liability Company	Managing Member Fort Washington Fixed Income LLC; investors include WSLIC	private fixed income fund.
Fort Washington Fixed Income LLC	Delaware	Limited Liability Company	100% owned by FWIA	private fixed income fund
Fort Washington High Yield Investors II, LLC	Delaware	Limited Liability Company	managing member is FWCP	private fixed income fund
Fort Washington High Yield Investors LLC	Delaware	Limited Liability Company	managing member is FWCP	private fixed income fund
Fort Washington Investment Advisors, Inc. (FWIA)	Ohio	Corporation	100% owned by W&S Operating Holdings, LLC	registered investment adviser
Fort Washington Private Equity Investors II, L.P.	Delaware	Limited Partnership	general partner is FWCP and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors III, L.P.	Delaware	Limited Partnership	general partner is FWCP and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors IV, L.P.	Delaware	Limited Partnership	general partner is FWCP and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors V, L.P.	Delaware	Limited Partnership	general partner is FWPEI V GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors V-B, L.P.	Delaware	Limited Partnership	general partner is FWPEI V GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VI, L.P.	Delaware	Limited Partnership	general partner is FWPEI VI GP, LLC and investors include WSLIC	private equity fund

Affiliate	State Name	Entity	Ownership	Type of Business
Fort Washington Private Equity Investors VI-B, L.P.	Delaware	Limited Partnership	general partner is FWPEI VI GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VI-VC, L.P.	Delaware	Limited Partnership	general partner is FWPEI V GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors V-VC, L.P.	Delaware	Limited Partnership	general partner is FWPEI V GP, LLC and investors include WSLIC	private equity fund
Fort Washington Savings Company	Ohio	Corporation	100% owned by WSLIC	bank
FWPEI V GP, LLC	Delaware	Limited Liability Company	100% owned by FWIA	general partner of the three private equity funds
FWPEI VI GP, LLC	Delaware	Limited Liability Company	100% owned by FWIA	general partner of the three private equity funds
Galveston Summerbrooke Apts., LLC	Texas	Limited Liability Company	54% owned by Summerbrooke Apartments Investor, LLC; 1% owned by ERI	ownership and operation of real estate
IFS Agency Services, Inc.	Pennsylvania	Corporation	100% owned by IFS Financial Services, Inc.	general insurance agency
IFS Agency, Inc.	Texas	Corporation	100% owned by IFS Financial Services, Inc.	general insurance agency
IFS Financial Services, Inc. (IFS)	Ohio	Corporation	100% owned by Western-Southern Life Assurance Company (WSLAC)	development and marketing of financial products for distribution
IFS Fund Distributors, Inc.	Delaware	Corporation	100% owned by IFS	registered broker dealer
IFS General Agency, Inc.	Pennsylvania	Corporation	100% owned by IFS Financial Services, Inc.	general insurance agency
IFS Insurance Agency, Inc.	Ohio	Corporation	99% owned by IFS	general insurance agency
Insurance Profillment Solutions, LLC	Ohio	Limited Liability Company	100% owned by WSLIC	insurance marketing services
Integrity Life Insurance Company (ILIC)	Ohio	Corporation	100% owned by WSLIC
IR Mall Associates, Ltd.	Florida	Limited Partnership	49.50% owned by WSLIC	ownership and operation of real estate
IR Mall Company, L.C.	Florida	Limited Liability Company	50% owned by ERI	ownership and operation of real estate
Kentucky Co-Investment Partners, L.P.	Delaware	Limited Partnership	general partner is FWCP	private equity fund
LaFrontera Hotel LLC	Texas	Limited Liability Company	75% owned by ERI	ownership and operation of real estate
LaFrontera Lodging Partners LP	Texas	Limited Partnership	74.25% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
Lookout Corporate Center	Ohio	Joint Venture	50% owned by WS Lookout GP, LLC	ownership and operation of real estate
Mission Club Apartments General Partnership	Florida	General Partnership	95.5% owned by WSLIC, 4.5% owned by ERI	ownership and operation of real estate
National Integrity Life Insurance Company	New York	Corporation	100% owned by ILIC
New Mexico Co-Investment Partners, L.P.	Delaware	Limited Partnership	general partner is FWCP	private equity fund
North Pittsburgh Hotel LLC	Pennsylvania	Limited Liability Company	74% owned by WSALD NPH, LLC; 1% owned by ERI	ownership and operation of real estate
Northeast Cincinnati Hotel LLC	Ohio	Limited Liability Company	25% owned by WSLIC, 49% owned by WSLR Cincinnati LLC, 1% owned by ERI	ownership and operation of real estate
OTR Housing Associates, L.P.	Ohio	Limited Partnership	98% owned by WSLIC; 1% owned by ERI	ownership and operation of real estate
OTR Redevelopment Group, LLC	Ohio	Limited Liability Company	100% owned by OTR Walnut Housing, Ltd.	ownership of real estate
OTR Transitional Housing, L.P.	Ohio	Limited Partnership	99% owned by WSLIC	ownership and operation of real estate
OTR-Walnut Housing, Ltd.	Ohio	Limited Liability Company	100% owned by ERI	ownership and operation of real estate
Park Avenue Lofts, LLC	Colorado	Limited Liability Company	49% owned by Uptown Denver Investor, LLC; 1% owned by ERI	ownership and operation of real estate
Queen City Development I, LLC	Ohio	Limited Liability Company	100% owned by Eagle Realty Group, LLC	operation of real estate
Race Street Development, Ltd.	Ohio	Limited Liability Company	100% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
Seasons Health Care Limited Partnership	Ohio	Limited Partnership	90% owned by WSLAC, 10% owned by Courtyard Nursing Care, LLC	ownership and operation of real estate
ServerVault Corp.	Delaware	Corporation	50% owned by WSLIC	technology
Shelbourne Campus Properties, LLC	Delaware	Limited Liability Company	54% owned by Shelbourne Housing Investor, LLC; 1% owned by ERI	ownership and operation of real estate
Shelbourne Holdings, LLC	Ohio	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC; 2% owned by ERI	ownership in real estate entity
Shelbourne Housing Investor, LLC	Ohio	Limited Liability Company	100% owned by Shelbourne Holdings, LLC	ownership in real estate entity

Affiliate	State Name	Entity	Ownership	Type of Business
Sixth and Race Development, LLC	Ohio	Limited Liability Company	71% owned by Race Street Development, Ltd., 25% owned by ERI	ownership and operation of real estate
Skyport Hotel LLC	Kentucky	Limited Liability Company	25% owned by WSLIC, 49% owned by WSLR Skyport LLC; 1% owned by ERI	ownership and operation of real estate
Summerbrooke Apartments Investor, LLC	Ohio	Limited Liability Company	100% owned by Summerbrooks Holdings, LLC	ownership in real estate entity
Summerbrooke Holdings, LLC	Ohio	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC; 2% owned by ERI	ownership in real estate entity
The Lafayette Life Insurance Company	Indiana	Corporation	100% owned by Western & Southern Financial Group, Inc. (WSFG)
The Ohio Capital Fund LLC	Ohio	Limited Liability Company	60% owned by FWIA and managed by Buckeye Venture Partners, LLC	state funded private equity fund
The Western and Southern Life Insurance Company (WSLIC)	Ohio	Corporation	100% owned by WSFG
Todd Investment Advisors, Inc.	Kentucky	Corporation	100% owned by FWIA	registered investment adviser
Touchstone Advisors, Inc.	Ohio	Corporation	100% owned by IFS	registered investment adviser
Touchstone Securities, Inc.	Nebraska	Corporation	100% owned by WSLAC	securities broker-dealer
Tri-State Growth Capital Fund I, L.P.	Delaware	Limited Partnership	general partner is Tri-State Ventures, LLC and investors include WSLIC	private equity fund
Tri-State Growth Capital Fund II, L.P.	Delaware	Limited Partnership	general partner is Tri-State Ventures II, LLC and investors include WSLIC	private equity fund
Tri-State Ventures II, LLC	Delaware	Limited Liability Company	100% owned by FWIA	private equity fund
Tri-State Ventures, LLC	Delaware	Limited Liability Company	100% owned by FWIA	private equity fund
Union Centre Hotel LLC	Ohio	Limited Liability Company	25% owned by WSLIC; 49% owned by WSLR Union LLC; 1% owned by ERI	ownership and operation of real estate
Uptown Denver Apartment Holdings, LLC	Ohio	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC; 2% owned by ERI	ownership in real estate entity
Uptown Denver Investor, LLC	Ohio	Limited Liability Company	100% owned by Uptown Denver Apartment Holdings, LLC	ownership in real estate entity
Vinings Trace, LLC	Indiana	Limited Liability Company	99% owned by WSLIC, 1% owned by ERI	ownership and operation of real estate
Vulcan Hotel LLC	Alabama	Limited Liability Company	25% owned by WSLIC; 49% owned by WSLR Birmingham LLC; 1% owned by ERI	ownership and operation of real estate
W&S Brokerage Services, Inc.	Ohio	Corporation	100% owned by WSLAC	investment advisor and broker dealer
W&S Financial Group Distributors, Inc.	Ohio	Corporation	100% owned by IFS	general insurance agency
W&S Operating Holdings, LLC	Ohio	Limited Liability Company	100% owned by WSLIC	ownership of operating entities
W&S Real Estate Holdings, LLC	Ohio	Limited Liability Company	100% owned by WSLIC	ownership of real estate entities
WestAd Inc.	Ohio	Corporation	100% owned by WSLIC	general advertising, book selling and publishing
Western & Southern Agency Services, Inc.	Pennsylvania	Corporation	100% owned by WSLIC	general insurance agency
Western & Southern Agency, Inc.	Ohio	Corporation	100% owned by WSLIC	general insurance agency
Western & Southern Financial Fund Inc	Ohio	Non Profit Corporation		charitable giving
Western & Southern Financial Group, Inc. (WSFG)	Ohio	Corporation	100% owned by WSMHC	holding company
Western & Southern Mutual Holding Company (WSMHC)	Ohio	Mutual Insurance Holding Company
Western-Southern Life Assurance Company (WSLAC)	Ohio	Corporation	100% owned by WSLIC
West-Whi Columbus NW Partners	Ohio	General Partnership	74% owned by WS Columbus Northwest GP, LLC; 1% owned by ERI	ownership and operation of real estate
Windsor Hotel LLC	Connecticut	Limited Liability Company	25% owned by WSLIC; 49% owned by WSLR Hartford LLC; 1% owned by ERI	ownership and operation of real estate
Wright Executive Hotel Limited Partners	Ohio	Limited Partnership	60.50% owned by WSLIC; 0.61% owned by WS Wright Hotel GP, LLC	ownership and operation of real estate
WS Airport Exchange GP, LLC	Ohio	Limited Liability Company	100% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
WS Columbus Homewood GP, LLC	Ohio	Limited Liability Company	100% owned by WSLIC	ownership and operation of real estate
WS Columbus Northwest GP, LLC	Ohio	Limited Liability Company	100% owned by WSLIC	ownership and operation of real estate

Affiliate	State Name	Entity	Ownership	Type of Business
WS Country Place GP, LLC	Ohio	Limited Liability Company	100% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
WS Lookout JV, LLC	Ohio	Limited Liability Company	100% owned by WSLIC	ownership and operation of real estate
WS Wright Hotel GP, LLC	Ohio	Limited Liability Company	100% owned by WSLIC	ownership and operation of real estate
WSA Commons, LLC	Georgia	Limited Liability Company	50% owned by WSLIC	ownership and operation of real estate
WSALD CEH, LLC	Ohio	Limited Liability Company	50% owned by WSLIC	ownership and operation of real estate
WSALD NPH, LLC	Ohio	Limited Liability Company	50% owned by WSLIC; 1% owned by Eagle	ownership and operation of real estate
WSL Partners, L.P.	Delaware	Limited Partnership	general partner is FWCP and investors include WSLIC	private equity fund
WSLR Birmingham LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Cincinnati LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Columbus LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Dallas LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Hartford LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Holdings LLC	Delaware	Limited Liability Company	24.49% owned by WSLIC	ownership of real estate entity
WSLR LLC	Delaware	Limited Liability Company	100% owned by WSLR Holdings, LLC	ownership of real estate entities
WSLR Skyport LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Union LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate

ITEM 29. The Code of Regulations of Columbus Life Insurance Company provides in Article VI that:

ARTICLE VI

Indemnification and Insurance

Section 1. Indemnification. To the fullest extent not prohibited by applicable law, the corporation shall indemnify each director, officer and employee against any and all costs and expenses (including attorney fees, judgments, fines, penalties, amounts paid in settlement, and other disbursements) actually and reasonably incurred by or imposed upon such director, officer or employee in connection with any action, suit, investigation or proceeding (or any claim or other matter therein), whether civil, criminal, administrative or otherwise in nature, including any settlements thereof or any appeals therein, with respect to which such director, officer or employee is named or otherwise becomes or is threatened to be made a party by reason of being or at any time having been a director, officer or employee of the corporation, or, at the direction or request of the corporation, a director, trustee, officer, administrator, manager, employee, adviser or other agent of or fiduciary for any other corporation, partnership, trust, venture or other entity or enterprise including any employee benefit plan; provided, however, that no person shall be indemnified to the extent, if any, that the directors, acting at a meeting at which a quorum of directors who are not parties to or threatened with any such action, suit, investigation or proceeding, determine that such indemnification is contrary to applicable law.

Any director who is a party to or threatened with any such action, suit, investigation or proceeding shall not be qualified to vote; and if for this reason a quorum of directors, who are not disqualified from voting by reason of being parties to or threatened with such action, suit, investigation or proceeding, cannot be obtained, such determination shall be made by three attorneys at law, who have not theretofore represented the corporation in any matter and who shall be selected by all of the officers and directors of the corporation who are not parties to or threatened with any such action, suit, investigation or proceeding. If there are no officers or directors who are qualified to make such selection, the selection shall be made by a Judge of the Court of Common Pleas of Hamilton County, Ohio. Such indemnification shall not be deemed exclusive of any other right to which such director, officer or employee may be entitled under the Articles of Incorporation, this Code of Regulations, any agreement, any insurance purchased by the corporation, vote of shareholders or otherwise.

Section 2. Insurance. The Board of Directors of the corporation may secure and maintain such policies of insurance as it may consider appropriate to insure any person who is serving or has served as a director, officer or employee of the corporation, or who is serving or has served at the request of the corporation as a director, trustee, officer, manager, employee, adviser or other agent of or fiduciary for any other corporation, partnership, trust, venture, or other entity or enterprise including any employee benefit plan against any liability asserted against and incurred by such person.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. — PRINCIPAL UNDERWRITERS

(a)       Touchstone Securities, Inc. (“Touchstone”) acts as distributor for Contracts issued under Western-Southern Life Assurance Company Separate Accounts 1 and 2, Columbus Life Insurance Company Separate Account 1, Integrity Life Separate Accounts I, II, and VUL, National Integrity Separate Accounts I, II, and VUL, and as distributor for the shares of several series (Funds) of Touchstone Variable Series Trust, Touchstone Strategic Trust, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, and Touchstone Tax-Free Trust each of which is affiliated with the Depositor.

(b)       Set forth below are the names, principal business addresses and positions of each director and officer of Touchstone Securities.

Name	Position/Office with Touchstone Securities

James N. Clark	Director
400 Broadway
Cincinnati, Ohio 45202

Jill T. McGruder	Director
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Donald J. Wuebbling	Director
400 Broadway
Cincinnati, Ohio 45202

Jill T. McGruder	President
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Richard K. Taulbee	Vice President
400 Broadway
Cincinnati, Ohio 45202

Patricia J. Wilson	Vice President
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

James J. Vance	Vice President and Treasurer
400 Broadway
Cincinnati, Ohio 45202

Terrie A. Wiedenheft	Chief Financial Officer
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Joseph G. Melcher	Chief Compliance Officer
400 Broadway
Cincinnati, Ohio 45202

Rhonda S. Malone	Secretary
400 Broadway
Cincinnati, Ohio 45202

Douglas B. Perry	Assistant Treasurer
400 Broadway
Cincinnati, Ohio 45202

Timothy D. Speed	Assistant Treasurer
400 Broadway
Cincinnati, Ohio 45202

Cheryl J. Stotts	Assistant Treasurer
400 Broadway
Cincinnati, Ohio 45202

The following table sets forth information about all commissions and compensation received by the principal underwriter, Touchstone Securities, Inc., relating to the Registrant, during the 12-month period ended December 31, 2008.

Net Underwriting Discounts and	Compensation on
Commissions	Redemptions	Brokerage Commissions	Compensation

$0	$-0-	$-0-	$-0-

ITEM 31. — LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Company at 400 East Fourth Street, Cincinnati, Ohio 45202.

ITEM 32. — MANAGEMENT SERVICES

Not Applicable.

ITEM 33. — FEE REPRESENTATION

Pursuant to Section 26(f) of the Investment Company Act of 1940, as amended, Columbus Life Insurance Company represents that, with respect to the Policies registered with the Securities and Exchange Commission by this Registration Statement, as it may be amended, and offered by the Prospectus included in the Registration Statement, all fees and charges imposed for any purpose and in any manner and deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Columbus Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the Guarantee issued by The Western and Southern Life Insurance Company (“Western-Southern”), filed as an exhibit to this Registration Statement (the “Western-Southern Guarantee Period”), the Depositor hereby undertakes to provide notice to policyholders covered by the Western-Southern Guarantee promptly after the happening of significant events related to the Western-Southern Guarantee.

These significant events include:  (i) termination of the Western-Southern Guarantee that has a material adverse effect on the policyholders’ rights under the Western-Southern Guarantee; (ii) a default under the Western-Southern Guarantee that has a material adverse effect on the policyholders’ rights under the Western-Southern Guarantee; or (iii) the insolvency of The Western and Southern Life Insurance Company (“Western-Southern”).

Depositor hereby undertakes during the Western-Southern Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements of Western-Southern in the Registration Statement are current and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of Western-Southern regarding such financial statements.

During the Western-Southern Guarantee Period, the Depositor hereby undertakes to include in the prospectus an offer to supply to policyholders the Statement of Additional Information which shall contain current financial statements of Western-Southern, free of charge upon a policyholder’s request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Columbus Life Insurance Company Separate Account 1, certifies that it meets all the requirements for effectiveness of this registration statement under 485(b) under the Securities Act and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and State of Ohio, on the 24th day of April, 2009.

COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCOUNT 1

By: COLUMBUS LIFE INSURANCE COMPANY

By:	/s/ J.J. Miller

J.J. Miller
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Principal Executive Officer:

/s/ J.J. Miller

J.J. Miller
President and Chief Executive Officer	April 24, 2009

Principal Accounting and Financial Officer:

/s/ Robert L. Walker	April 24, 2009

Robert L. Walker
Senior Vice President and
Chief Financial Officer

Directors:	By:	/s/ Edward S. Heenan
John F. Barrett*
James N. Clark*	Edward S. Heenan
J.J. Miller*	as attorney in fact*
James K. Risk, III*	for each Director
Joseph H. Seaman*
Jerry B. Stillwell	April 24, 2009
Robert B. Truitt*
Robert L. Walker*

The Western and Southern Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and State of Ohio, on the 24th day of April 2009.

THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY

By:	/s/ Edward S. Heenan

Edward S. Heenan
Senior Vice President

Directors:
John F. Barrett*	By:	/s/ Edward S. Heenan
Donald A. Bliss*
James N. Clark*	Edward S. Heenan
Jo Ann Davidson*	Senior Vice President
Eugene P. Ruehlmann*	as attorney in fact*
George H. Walker, III*	for each Director
Thomas L. Williams*
William J. Williams*	April 24, 2009

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

(k)(1)	Opinion and Consent of Counsel.

(n)(1)	Consent of Independent Registered Public Accounting Firm